   AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1999

                                          SECURITIES ACT FILE NO.   333-
                                  INVESTMENT COMPANY ACT FILE NO.   811-05754

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                    Pre-Effective Amendment No.                    [ ]
                                                -----------

                    Post-Effective Amendment No.                   [ ]
                                                -----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                    Amendment No.       7                          [X]
                                 ---------------

                      COLONIAL HIGH INCOME MUNICIPAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                 (617) 426-3750
              (Registrant's Telephone Number, including Area Code)

Name and Address of
Agent for Service                              Copy to

William J. Ballou, Esq.                        John M. Loder, Esq.
Colonial Management Associates, Inc.           Ropes & Gray
One Financial Center                           One International Place
Boston, Massachusetts 02111-2621               Boston, Massachusetts 02110-2624


                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box):
  [ ] when declared effective pursuant to Section 8(c)



        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                            PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES    AMOUNT BEING         OFFERING PRICE PER    AGGREGATE OFFERING    AMOUNT OF
BEING REGISTERED       REGISTERED (1)       UNIT (1)              PRICE (1)             REGISTRATION FEE (2)
---------------------- -------------------- --------------------- --------------------- --------------------
Municipal Auction         4,800               $25,000               $120,000,000          $33,360
Rate Cumulative
Preferred Shares
No Par Value
Per Share


(1) Estimated solely for purposes of calculating the registration fee.

(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                         COLONIAL MUNICIPAL INCOME TRUST
               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                              CROSS REFERENCE SHEET
                           ITEMS REQUIRED BY FORM N-2


                                     PART A


ITEM NO.          ITEM CAPTION                       PROSPECTUS CAPTION
--------          ------------                       -------------------
  1               Outside Front Cover                Front Cover Page

  2               Inside Front and Outside           Front and Back Cover Page
                  Back Cover Page

  3               Fee Table and Synopsis             Not Applicable

  4               Financial Highlights               Financial Highlights

  5               Plan of Distribution               Underwriting

  6               Selling Shareholders               Not Applicable

  7               Use of Proceeds                    Use of Proceeds

  8               General Description of the         Prospectus Summary; The
                                                     Trust; Management of the
                                                     Trust; Investment
                                                     Objectives and Policies;
                                                     Risk Factors and Special
                                                     Considerations

 9                Management                         Management of the Trust;
                                                     Custodian, Transfer Agent,
                                                     Dividend Disbursing Agent
                                                     and Registrar

10                Capital Stock, Long-Term Debt,     Capitalization at May 31,
                  Other Securities                   1999; and Description
                                                     of Municipal Preferred;
                                                     Description of Common
                                                     Shares; Certain Provisions
                                                     in the Agreement and
                                                     Declaration of Trust

11                Defaults and Arrears on Senior     Not Applicable
                  Securities

12                Legal Proceedings                  Not Applicable

13                Table of Contents of the           Table of Contents of the
                  Statement of Additional            Statement of Additional
                  Information                        Information


                                     PART B


                                                     STATEMENT OF ADDITIONAL
ITEM  NO.         ITEM CAPTION                       INFORMATION CAPTION
---------         ------------                       ------------------------


14                Cover Page                         Cover Page

15                Table of Contents                  Table of Contents

16                General Information and History    Not Applicable

17                Investment Objective and           Investment Objectives and
                  Policies                           Policies; Miscellaneous
                                                     Investment Practices

18                Management                         Management of the Trust

19                Control Persons and Principal      Management of the Trust
                  Holders of Securities

20                Investment Advisory and Other      Management of the Trust
                  Services

21                Brokerage Allocation and Other     Portfolio Transactions
                  Practices

22                Tax Status                         Tax Matters

23                Financial Statements               Financial Statements


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED _________, 1999


PROSPECTUS                                                 $____________

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

   MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ("MUNICIPAL PREFERRED") SHARES
                             _____ SHARES, SERIES __
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                            -------------------------

         Colonial High Income Municipal Trust is selling __ Series __ Municipal Auction Rate Cumulative Preferred Shares. The Trust is a diversified, closed-end management investment company that seeks, as its primary investment objective, to provide high current income exempt from federal income tax. The Trust's secondary investment objective is to seek total return. The bonds and notes purchased by the Trust generally are issued by or on behalf of state and local governmental units, whose interest is exempt from federal income tax. Under normal circumstances, the Trust will invest at least 80% of its assets in debt securities that are consistent with its objectives of high current income and total return. Typically, these investments include tax-exempt bonds that are rated to be of medium and lower quality or, if unrated, are considered by the Trust's investment advisor to be of comparable quality. The Trust's investments in medium and lower quality bonds and notes involve special risks. An investment in the Trust is not appropriate for all investors.

         Investors in Municipal Preferred shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Municipal Preferred shares for the period between the date of issue and ___________ __, 1999 will be __% per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. Investors in shares of Municipal Preferred may participate in auctions through their broker-dealers in accordance with the procedures specified herein. The Trust may redeem shares of Municipal Preferred as described under "Description of the Municipal Preferred--Redemption."

         This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Trust's Statement of Additional Information, dated _________ __, 1999, contains additional information about the Trust and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy by calling Colonial Management Associates, Inc. at 1-800-426-3750. See page 40 of this Prospectus for a table of contents of the Statement of Additional Information.

                            ------------------------

         INVESTING IN THE SHARES OF MUNICIPAL PREFERRED INVOLVES CERTAIN RISKS. SEE THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 5 OF THIS PROSPECTUS.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            ------------------------

                                                        PER  SHARE         TOTAL
           Public Price                                  $25,000          $______
           Sales Load                                   $ _____           $______
           Proceeds to Trust (before expenses)          $ _____           $______

         The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the shares of Municipal Preferred are first issued.

                            ------------------------

         The underwriter is offering the shares of Municipal Preferred subject to various conditions. The underwriter expects to deliver the shares to purchasers on or about , 1999.

                               -------------------



 ____________ ___, 1999

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE TRUST HAS NOT, AND THE UNDERWRITER HAS NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE TRUST IS NOT, AND THE UNDERWRITER IS NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE TRUST'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                              -------------------


                                TABLE OF CONTENTS

                                                                        PAGE


PROSPECTUS SUMMARY.....................................................  1

RISK FACTORS AND SPECIAL CONSIDERATIONS................................  5

FINANCIAL HIGHLIGHTS...................................................  9

THE TRUST.............................................................. 10

USE OF PROCEEDS........................................................ 10

CAPITALIZATION AT MAY 31, 1999......................................... 11

PORTFOLIO COMPOSITION.................................................. 11

INVESTMENT OBJECTIVES AND POLICIES..................................... 12

MANAGEMENT OF THE TRUST................................................ 20

THE AUCTION............................................................ 21

DETERMINATION OF NET ASSET VALUE....................................... 24

DESCRIPTION OF MUNICIPAL PREFERRED..................................... 24

RATING AGENCY GUIDELINES............................................... 30

DESCRIPTION OF COMMON SHARES........................................... 31

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST........... 31

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND............... 32

TAX MATTERS............................................................ 33

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR..... 36

UNDERWRITING........................................................... 36

LEGAL OPINIONS......................................................... 36

REPORTS TO SHAREHOLDERS................................................ 36

EXPERTS  .............................................................. 37

FURTHER INFORMATION.................................................... 37

GLOSSARY .............................................................. 38

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION............... 42

                               PROSPECTUS SUMMARY

         This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the offering of the Municipal Preferred shares fully, you should read this entire Prospectus carefully, including the risk factors. You should also refer to the Glossary, which defines certain terms used in this Prospectus. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the Statement of Additional Information.

THE OFFERING               Colonial High Income Municipal Trust (the "Trust") is
                           offering a total of ____ shares of Series __
                           Municipal Preferred at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Trust first issues the shares. _______________ is offering the shares as underwriter.

                           The Municipal Preferred shares will be preferred shares of the Trust that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. In general, except as described under "--Dividends and Dividend Periods" and "Description of the Municipal Preferred--Dividends and Dividend Periods", each dividend period will be seven days. An auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

                           Investors and potential investors in the Municipal Preferred shares may participate in auctions for the Municipal Preferred shares through their broker-dealers.

                           Generally, investors in Municipal Preferred shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer) will maintain ownership of the Municipal Preferred shares in book-entry form. An investor's agent member, in turn, will maintain records of that investor's beneficial ownership of Municipal Preferred shares.


THE TRUST                  Colonial High Income Municipal Trust has operated as
                           a diversified, closed-end management investment company since 1989. See "The Trust." The Trust was organized as a Massachusetts business trust on January 9, 1989 and has registered under the Investment Company Act of 1940, as amended. The
                           Trust's common shares of beneficial interest are traded on the New York Stock Exchange under the symbol "CXE."


DIVIDENDS AND
DIVIDEND PERIODS           Dividends on Municipal Preferred shares are
                           cumulative from the date the shares are first issued.
                           The Trust will pay dividends on the shares of Municipal Preferred, out of legally available funds, beginning on ________ ___, 1999.

                           After the initial dividend period, each dividend period for the shares of Municipal Preferred will generally consist of seven days; provided, however, that before any auction, the Trust may decide, subject to certain limitations and only if it gives certain notices, to declare a special dividend period of up to five years. Accordingly, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on each succeeding _____. The Trust may specify different dividend payment dates for certain special dividend periods.

                           The Trust will pay dividends through the securities depository (the Depository Trust Company) on each dividend payment date.

                           The dividend rate on the shares of Municipal
                           Preferred for the period between the date of issue and ________ ___, 1999 will be ___% per year. For each subsequent dividend period, the auction agent (____________) will determine the dividend rate on the shares of Municipal Preferred through an auction.


MAXIMUM DIVIDEND
RATE Generally, the rate at which the Trust pays dividends on shares of Municipal Preferred may not exceed the maximum dividend rate. The maximum dividend rate may vary for different dividend periods. It is determined by the current credit rating assigned to the shares of Municipal Preferred and an independent reference rate that may vary over time.

                           If the number of shares of Municipal Preferred available during an auction exceeds the total number of shares sought in the bids for that auction, then the dividend rate for the subsequent dividend period will be the maximum dividend rate. In addition, if the Trust fails to pay a dividend on shares of Municipal Preferred, or if the Trust fails to pay the full redemption price for shares of Municipal Preferred, then the dividend rate for the subsequent dividend period will be the maximum dividend rate. If, however, the Trust cures its failure to pay a dividend or to pay the full redemption price, then the maximum dividend rate will not apply.

ASSET MAINTENANCE          Under the Trust's Amended and Restated By-Laws, which
                           establish and fix the rights and preferences of the shares of Municipal Preferred, the Trust must maintain

                           - asset coverage of the Municipal Preferred shares as required by the rating agency or agencies rating the Municipal Preferred shares, and

                           - asset coverage of the Municipal Preferred shares of at least 200% as required by the Investment Company Act of 1940.

                           Based on the composition of the Trust's portfolio and market conditions as of _______ __, 1999, the asset coverage of the Municipal Preferred shares as required by the Investment Company Act of 1940 would be approximately ___% if the Trust were to issue all Municipal Preferred shares offered in this Prospectus, representing approximately ___% of the Trust's capital.

MANDATORY REDEMPTION       If the Trust does not maintain its required asset
                           coverage, it must redeem shares of Municipal
                           Preferred at $25,000 per share plus any dividends that accumulate and remain unpaid up to the date fixed for redemption. The Trust will limit redemption to the number of Municipal Preferred shares, together with all other preferred shares of the Trust, necessary to restore the required asset coverage. The
                           Trust may avoid mandatory redemption by restoring its required asset coverage pursuant to rating agency guidelines. The provisions of the Investment Company
                           Act of 1940 may restrict the Trust's ability to make a mandatory redemption, in connection with a failure to comply with the rating agencies' asset coverage requirements.

OPTIONAL REDEMPTION        The Trust, at its option and subject to certain
                           conditions, may choose to
                           redeem all or a portion of the shares of Municipal
                           Preferred generally on the second business day preceding any dividend payment date at the price of $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared to (but not including) the date fixed for redemption, and, during certain special dividend rate periods, any applicable premium.

LIQUIDATION PREFERENCE     The liquidation preference (that is, the amount the
                           Trust must pay to Municipal Preferred shareholders if the Trust is liquidated) for shares of Municipal
                           Preferred will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

VOTING RIGHTS              The Investment Company Act of 1940 requires that the
                           holders of Municipal Preferred shares, and the holders of any other preferred shares of the Trust, voting as a separate class, have the right to

                           - elect at least two trustees at all times, and

                           - elect a majority of the trustees at any time when dividends on the Municipal Preferred shares, or any other preferred shares of the Trust, are unpaid for two full years.

                           In each case, the holders of common shares, Municipal Preferred shares, and any other preferred stock of the Trust, voting together as a single class, will elect the remaining trustees. The holders of Municipal Preferred shares, and the holders of any other preferred shares of the Trust, will vote as a separate class or classes on certain other matters as required under the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940, and Massachusetts law. Each common share, each Municipal Preferred share, and each share of any other class of preferred shares of the Trust is entitled to one vote per share.

TAXATION Dividends on shares of Municipal Preferred will be exempt from regular Federal income tax in the hands of owners of such shares to the extent such dividends are payable from tax-exempt income earned on the Trust's investments. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust is currently required to allocate net capital gain and other income taxable for Federal income tax purposes, if any, proportionately between common shares of beneficial interest and shares of Municipal Preferred. The Trust shall, in the case of a seven-day dividend period or a special dividend period of 28 days or fewer for the shares of Municipal Preferred, and may, in the case of any other special dividend period for such shares, give notice of the amount of any income taxable for Federal income tax purposes to be included in a dividend on shares of Municipal Preferred in advance of the related auction. The amount of taxable income allocable to shares of Municipal Preferred will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant.

INVESTMENT OBJECTIVES      The Trust's primary investment objective is to
                           provide high current income generally exempt from Federal income taxes. The Trust's secondary objective is to seek total return.

INVESTMENT STRATEGIES      The interest on the instruments in which the Trust
                           primarily invests is exempt from federal income tax
                           (other than the possible incidence of any alternative minimum tax).

                           Under normal circumstances, the Trust will invest at least 80% of its assets in debt securities that are consistent with its objectives of seeking high current income and total return. Typically, the Trust's investments include municipal obligations rated Baa through C by Moody's or BBB through D by Standard & Poor's or comparably rated by any other national bond rating service, or which are unrated but considered by the Advisor to be of comparable quality.

                           The Trust may invest in bonds in the lowest rating categories (bonds rated C by Moody's or D by Standard & Poor's), but will do so only when the Trust's investment advisor believes the true quality of the credit of the issuer of such bonds is stronger than the rating indicates. The Trust may invest in bonds on which the issuer has defaulted or failed to pay principal or interest when due.

                           The Trust may also invest in higher quality issues, particularly when the difference in returns between quality classifications is very narrow or when management expects interest rates to change.

                           In addition to investing in municipal obligations, the Trust may hedge against changes in interest rates by engaging in the following:

                                    -        interest rate futures contracts,

                                    -        index futures, and

                                    -        options on interest rate futures
                                             contracts, tax-exempt indices, and
                                             index futures.

INVESTMENT ADVISOR         Colonial Management Associates, Inc., an investment
                           advisor registered under the Investment Advisers Act of 1940, as amended, has served as the Trust's investment advisor since the Trust's inception. The investment advisor is a wholly owned subsidiary of Liberty Funds Group LLC, which is an indirect wholly owned subsidiary of Liberty Mutual Insurance Company.

RATINGS The Trust will not issue shares of Municipal Preferred unless such shares have a rating of Aaa from Moody's and AAA from Standard & Poor's.


SECONDARY MARKET
TRADING Broker-dealers may, but are not obligated to, maintain a secondary market in shares of Municipal Preferred outside of auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment. Shares of Municipal Preferred may be transferred outside of auctions only to a broker-dealer or such other persons who may be permitted by the Trust.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         You should consider the following risk factors and other special considerations in deciding whether to invest in shares of Municipal Preferred:

         LOWER-RATED SECURITIES. The market value of the portfolio securities of Colonial High Income Municipal Trust (the "Trust") will generally vary inversely with changes in prevailing interest rates. Municipal obligations offering the high current income sought by the Trust are ordinarily in the medium and lower rating categories of recognized rating agencies or are unrated obligations of comparable quality and, therefore, generally involve a greater volatility of price and risk of nonpayment of principal and interest than securities in higher rating categories. The possibility of defaults by or bankruptcies of issuers of securities creates, in part, this risk of principal and interest and may result in nonpayment of principal or interest or restructuring of the debt obligation and, possibly, a reduction in the Trust's distributions to shareholders and net asset value. The medium and lower quality tax-exempt securities in which the Trust will invest are speculative to varying degrees. While these securities may have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions are expected to outweigh such characteristics. Municipal obligations in the lower rating categories, and comparable unrated bonds, are regarded as predominantly speculative in character. With respect to unrated tax-exempt securities, the Trust will rely more on the judgment, analysis and experience of the Trust's investment advisor, Colonial Management Associates, Inc. (the "Advisor"), than for rated securities.

         In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may consider, among other things, the following factors:

         -        the issuer's financial resources;

         -        its sensitivity to economic conditions and trends;

         - any operating history of and the community support for the facility financed by the issue;

         -        the ability of the issuer's management; and

         -        regulatory matters.

         The Trust may not invest in bonds in the lowest rating categories (for example, bonds rated C by Moody's Investors Service, Inc. ("Moody's"), which Moody's regards as having extremely poor prospects of ever attaining any real investment standing, or bonds rated D by Standard & Poor's Corporation ("Standard & Poor's")), and in municipal obligations that are deemed by the Trust's investment advisor, Colonial Management Associates, Inc. (the "Advisor"), to be of comparable quality to bonds rated in the lowest rating categories, if after an investment in such bonds, the bonds would exceed 5% of the Trust's total assets. The Trust has no current intention of investing in such bonds. The Trust expects that the issuers of some of the municipal obligations it purchases will default in the payment of principal or interest, or both. Because of the costs to the Trust of enforcing its rights as a holder of such defaulted bonds and notes, the Trust's operating expenses may be higher than those of other investment companies that invest primarily in securities with a lower risk of default. In some cases, the Trust may, in the exercise of its rights as a holder of defaulted bonds or notes that are secured by real estate, operating facilities or other assets, take possession of such assets. Taking possession of such assets may pose a number of risks to the Trust, including the risks that:

         - the Trust would not be able to sell such assets at a fair price;

         - the Trust's management, which has no prior experience in the management of such assets, would be unable to manage or operate such assets in a manner that will produce a desirable level of economic return to the Trust; and

         - the Trust, as owner or operator of such assets, would be subjected to tort or other liabilities in amounts exceeding the value of such assets.

The Trust's taking possession of assets securing defaulted municipal obligations may adversely affect the net asset value of the Trust. Any income derived from the Trust's ownership or operation of such assets will not be tax-exempt. In addition, the Trust's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Trust may exercise its rights by taking possession of such assets, because as a regulated investment company the Trust is subject to certain limitations on the sources of its income. See "Tax Matters."

         The Advisor may attempt to reduce the credit risks of investing in medium or lower rated or unrated municipal obligations and the risks of adverse changes in the value of the Trust's assets resulting from changes in general market levels of interest rates through the use of credit analysis and hedging transactions.

         In addition, medium and lower rated or unrated municipal obligations are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This may limit the Trust's ability to buy and sell such securities at their fair value in response to changes in the economy or the financial markets. The Advisor may attempt to reduce the risks of investing in medium or lower rated or unrated municipal obligations to the greatest extent practicable through the use of credit analysis. In addition, the Trust may invest a substantial portion of its assets in small issues of medium and lower quality tax-exempt bonds and notes, issues with aggregate outstanding principal amounts of $5,000,000 or less. The Trust may own the entire amount, or a very large proportion of, the small issue securities it purchases. There is no limit on the portion of its assets that the Trust may invest in small issues. The Trust expects that the number of potential purchasers of small issue securities, should the Trust wish to sell the securities from its portfolio, will in most cases be extremely limited. There can be no assurance that the Trust will be able to dispose of small issue securities at a fair price. Some small issue securities may be considered to be "illiquid." There is no limit on the portion of the Trust's assets which may be invested in illiquid securities.

         ZERO COUPON SECURITIES. The Trust may invest in zero coupon tax-exempt bonds. Such bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. See "Investment Objective and Policies -- Description of Municipal Obligations." Zero coupon bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on, among other things, the following factors:

         -        the time remaining until maturity of the bonds;

         -        prevailing interest rates;

         -        the liquidity of the security; and

         -        the perceived credit quality of the issuer.

The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Trust must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. See "Tax Matters." Because the Trust will not on a current basis receive cash payments from the issuer of a zero coupon bond in respect of accrued original issue discount, in some years the Trust may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Trust. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Trust to sell such securities at such time.

         PRIVATE ACTIVITY BONDS. The Trust may invest in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Trust to the alternative minimum tax. The Trust may invest all or any part of its assets in such private activity bonds.

         OPTIONS AND FUTURES TRANSACTIONS. The Trust may seek to hedge its portfolio against changes in interest rates using options, index options and futures and financial futures contracts. The Trust may write covered call and put options and purchase call and put options on debt securities, including options not traded on national securities exchanges. For hedging purposes the Trust may purchase or sell: (1) interest rate and tax-exempt bond index futures contracts, and (2) puts and call options on such contracts and indices. The Trust may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related option positions would exceed 5% of the market value of the Trust's total assets.

         The Trust's hedging transactions are designed to reduce volatility but come at some cost. For example, the Trust may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Trust must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Trust's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Trust does not, however, intend to enter into options and futures transactions for speculative purposes. The Trust is not required to hedge its portfolio and may not do so.

         ANTITAKEOVER PROVISIONS. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. Such provisions could discourage a third party from seeking to obtain control of the Trust.

         INVESTMENT CONSIDERATIONS. Investors in the shares of Municipal Preferred should consider the following factors:

                  - The credit ratings of the shares of Municipal Preferred could be reduced while an investor holds such shares.

                  - Neither broker-dealers nor the Trust are obligated to purchase shares of the Municipal Preferred in an auction or otherwise nor is the Trust required to redeem shares of the Municipal Preferred in the event of a failed auction.

                  - If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of the shares of Municipal Preferred wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the auction. As a result, investors may not have liquidity of investment.

         SECONDARY MARKET. The broker-dealers intend to maintain a secondary trading market in the shares of Municipal Preferred outside of auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the Municipal Preferred will develop or, if it does develop, that it will provide holders with a liquid trading market. The shares of Municipal Preferred will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the shares of Municipal Preferred, and a selling shareholder may have to sell Municipal Preferred between auctions at a price per share of less than $25,000. You may transfer shares outside of auctions only to broker-dealers or such other persons as may be permitted by the Trust.

         YEAR 2000 COMPLIANCE. Like other investment companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Advisor, other service providers and the issuers in which the Trust invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Advisor is taking steps that it believes are reasonably designed to address the Year 2000 Problem, including communicating with vendors who provide services, software and systems to the Trust to provide that date-related information and data can be properly processed and calculated on and after January 1,

2000. Many Trust service providers and vendors, including the Advisor, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness is one of the factors considered by the Advisor in its assessment of the issuers in which the Trust invests. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

                              FINANCIAL HIGHLIGHTS

         The table below sets forth certain specified information for a share of beneficial interest of the Trust outstanding throughout each period presented. The financial highlights for each period presented have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose unqualified report on the periods from 1994 through 1998 is included in the Trust's December 31, 1998 Annual Report and in "Report of Independent Accountants" in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in "Financial Statements" in the Statement of Additional Information.

                                                                 For the Year Ended December 31,

                                           1998           1997              1996             1995             1994
                                           ----           ----              ----             ----             ----
Net asset value --
  beginning of period                 $      8.560     $      8.340     $      8.550     $      7.960     $      8.670
                                      ------------     ------------     ------------     ------------     ------------
Net investment income                        0.519            0.552            0.566            0.597            0.616
Net realized and unrealized
  gain (loss)                               (0.066)           0.214           (0.193)           0.583           (0.716)
                                      ------------     ------------     ------------     ------------     ------------
    Total from investment
      operations                             0.453            0.766            0.373            1.180           (0.100)
                                      ------------     ------------     ------------     ------------     ------------
Distributions:
  From net investment
    income                                  (0.523)          (0.546)          (0.583)          (0.590)          (0.610)
  From net realized
    gains                                       --               --               --               --               --
                                      ------------     ------------     ------------     ------------     ------------
    Total distributions                     (0.523)          (0.546)          (0.583)          (0.590)          (0.610)
Expenses incurred from
  initial public offering                       --               --               --               --               --
                                      ------------     ------------     ------------     ------------     ------------
Net asset value -- end of
  period                              $      8.490     $      8.560     $      8.340     $      8.550     $      7.960
                                      ============     ============     ============     ============     ============
Per share market value:
  End of Period                       $      8.312     $      8.630     $      8.250     $      7.380     $      6.880
                                      ============     ============     ============     ============     ============
Total return based on
  net asset value (c)                         5.45%            9.57%            4.71%           15.70%           (0.75%)
                                      ============     ============     ============     ============     ============
Total return based on
  market value (e)                            2.47%           11.60%           20.09%           15.65%           (9.83%)
                                      ============     ============     ============     ============     ============
Ratio of operating
  expenses to average net
  assets (f)                                  0.93%            0.96%            1.00%            1.06%            1.03%
Ratio of net investment
 income to average net
 assets (f)                                   6.02%            6.54%            6.74%            7.15%            7.44%
Portfolio turnover rate                         29%              17%              15%              23%              20%
Net assets at end of period (000)        $ 263,705     $    265,190     $    257,768     $    264,467     $    245,967



                                                                 For the Year Ended December 31,

                                     1993             1992             1991             1990           1989(a)
                                     ----             ----             ----             ----           -------
Net asset value --
  beginning of period          $      8.780     $      8.910     $      9.000     $      9.350     $       9.300
                               ------------     ------------     ------------     ------------      ------------
Net investment income                 0.671            0.694            0.742            0.784             0.624
Net realized and unrealized
  gain (loss)                        (0.106)          (0.140)          (0.074)          (0.276)            0.012
                               ------------     ------------     ------------     ------------      ------------
    Total from investment
      operations                      0.565            0.554            0.668            0.508             0.636
                               ------------     ------------     ------------     ------------      ------------
Distributions:
  From net investment
    income                           (0.675)          (0.684)          (0.758)          (0.827)           (0.565)
  From net realized
    gains                                --               --               --           (0.031)               --
                               ------------     ------------     ------------     ------------      ------------
    Total distributions              (0.675)          (0.684)          (0.758)          (0.858)           (0.565)
Expenses incurred from
  initial public offering                --               --               --               --            (0.021)
                               ------------     ------------     ------------     ------------      ------------
Net asset value -- end of
  period                       $      8.670     $      8.780     $      8.910     $      9.000     $       9.350
                               ============     ============     ============     ============      ============
Per share market value:
  End of Period                $      8.250     $      8.250     $      8.625               (b)               (b)
                               ============     ============     ============     ============      ============
Total return based on
  net asset value (c)                  6.57%            6.61%            7.71%            5.65%               (c)
                               ============     ============     ============     ============      ============
Total return based on
  market value (d)                     7.96%            3.51%            5.76%            3.90%       (0.45%) (e)
                               ============     ============     ============     ============      ============
Ratio of operating
  expenses to average net
  assets (f)                           0.97%            0.96%            0.97%            0.96%        0.90% (g)
Ratio of net investment
 income to average net
 assets (f)                            7.58%            7.86%            8.30%            8.56%        7.71% (g)
Portfolio turnover rate                  29%              15%              17%              23%          58% (g)
Net assets at end of
period (000)                   $    268,130     $    269,848     $    273,207     $    273,864         $282,016

------------

(a)      The Trust commenced investment operations on February 16, 1989.

(b) Per share market value: End of Period for the Trust was not included in the audited financial statements for periods prior to 1991.

(c) Total return at net asset value assuming all distributions reinvested. Total return at net asset value for the Trust was not included in the audited financial statements for periods prior to 1990.

(d) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.

(e)      Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Ratios for periods prior to 1995 are net of benefits received, if any.

(g)      Annualized.

                                    THE TRUST

         The Trust is a closed-end, diversified management investment company. The Trust's primary investment objective is to provide high current income, generally exempt from Federal income taxes (other than the possible incidence of any alternative minimum tax) ("Municipal Obligations"). The Trust's secondary investment objective is to seek total return. See "Investment Objectives and Policies." No assurance can be given that the Trust's investment objectives will be achieved. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on January 9, 1989, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). In February 1989, the Trust issued 27,000,000 shares of beneficial interest, no par value (the "Common Shares"), pursuant to the initial public offering thereof and commenced operations. The Trust's Common Shares are traded on the New York Stock Exchange under the symbol "CXE." The Trust's principal office is located at One Financial Center, Boston, MA 02111, and its telephone number is (617) 426-3750.

                                 USE OF PROCEEDS

         The net proceeds of this offering will be approximately $___________, after payment of the sales load to ________________ (the "Underwriter") and offering costs.

         The net proceeds of the offering will be invested in accordance with the Trust's investment objectives and policies. It is presently anticipated that the Trust will be able to invest substantially all of the net proceeds in Municipal Obligations that meet the Trust's investment objectives at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, the Trust will invest such proceeds initially in high-quality, short-term tax-exempt money market securities, the income on which will be exempt from Federal income taxes, or in high-quality Municipal Obligations with relatively low volatility (such as pre-refunded and intermediate-term securities), to the extent such securities are available. If necessary to invest fully the net proceeds of the offerings immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objectives and Policies--Temporary and Defensive Investments," the income on which is subject to Federal income taxes.

                                 CAPITALIZATION
                                 AT MAY 31, 1999

         The following table sets forth the unaudited capitalization of the Trust at May 31, 1999 and as adjusted to give effect to the issuance of the shares of Series __ Municipal Preferred offered hereby.

                                                                               ACTUAL           AS ADJUSTED
                                                                               ------           -----------
Shareholders' Equity:

Preferred Shares, no par value per share; ______ shares authorized (no shares issued; _____ shares of Municipal Auction Rate Cumulative
   Preferred Shares issued, as adjusted, at $25,000 per share
   liquidation preference) ...........................................   $            --        $

Common Shares, no par value per share; unlimited shares
   authorized; 31,059,357 shares outstanding * .......................    287,856,448.39                 --


Paid-in surplus ......................................................                 0

Undistributed net investment income ..................................       (424,306.76)
Net realized gain from investment transactions .......................    (33,127,329.53)

Net unrealized appreciation of investments ...........................      3,767,848.59
                                                                         ---------------        -----------
   Net Assets ........................................................   $258,072,660.69        $
                                                                         ===============        ===========


---------------

*None of these outstanding shares are held by or for the account of the Trust.

                              PORTFOLIO COMPOSITION

     As of May 31, 1999, approximately 98.4% of the market value of the Trust's portfolio was invested in long and intermediate-term Municipal Obligations and approximately 1.6% of the market value of the Trust's portfolio was invested in short-term securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio (excluding short-term investments) as of May 31, 1999.


   STANDARD &     NUMBER OF        MARKET                                   NUMBER OF       MARKET
     POOR'S*       ISSUES           VALUE         PERCENT      MOODY'S*      ISSUES          VALUE         PERCENT
-------------------------------------------------------------------------------------------------------------------
       AAA            19      $ 37,799,970.35     14.24%         Aaa            23      $ 37,700,624.70      14.20%
       AA              4         7,543,150.00      2.84          Aa              5         8,059,752.55       3.04
        A             12        14,548,938.20      5.48           A              3         3,707,268.00       1.40
       BBB            43        55,143,374.85     20.77          Baa            33        48,822,022.55      18.39
       BB              7         9,403,100.00      3.54          Ba              9         9,488,312.50       3.57
        B              2         1,147,125.00      0.43           B              1           748,125.00       0.28
      NR**           127       139,922,321.27     52.70         NR**           140       156,981,874.37      59.13
-------------------------------------------------------------------------------------------------------------------

      Total          214      $265,507,979.67   100.00%         Total          214      $265,507,979.67    100.00%
===================================================================================================================



* Standard & Poor's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.

** Many bonds are rated by only one rating agency, which results in a higher percentage of bonds in this category. The total market value of bonds that do not carry a rating from any rating service is $119,297,853, which represents 45.0% of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Trust's investment objective is to provide high current income exempt from federal income tax. The Trust's secondary objective is to seek total return.

         Under normal circumstances, the Trust will invest at least 80% of its assets in debt securities that are consistent with its objectives of seeking high current income and total return. Typically, the Trust's investments include Municipal Obligations rated Baa through C by Moody's or BBB through D by Standard & Poor's or comparably rated by any other national bond rating service, or which are unrated but considered by the Advisor to be of comparable quality. The high yields the Trust seeks are generally available from such securities. The Trust may invest without limit in Municipal Obligations that are unrated, and it is expected that a very substantial portion of the Trust's assets will ordinarily be invested in such unrated securities that are considered by the Advisor to be comparable in quality to Municipal Obligations with medium or lower quality investment ratings. Bonds in the lower rating categories, and comparable unrated bonds, are considered to be speculative to varying degrees. For example, bonds rated Ba or BB are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. For a more complete description of bond ratings, see Appendix A to the Statement of Additional Information. As noted above under "Special Considerations," the Trust may not invest in Municipal Obligations in the lowest rating categories (bonds rated C by Moody's or D by Standard & Poor's), and in unrated Municipal Obligations that are deemed by the Advisor to be of comparable quality to bonds rated in such lowest rating categories, if after giving effect to such purchase such bonds would exceed 5% of the Trust's total assets. The Trust has no current intention of investing in such bonds. It is expected that the issuers of some of the Municipal Obligations purchased by the Trust will default in the payment of principal or interest, or both. Because of the costs to the Trust of enforcing its rights as a holder of such defaulted bonds and notes, the Trust's operating expenses may be higher than those of other investment companies that invest primarily in securities with a lower risk of default. In some cases, the Trust may, in the exercise of its rights as a holder of defaulted bonds or notes that are secured by real estate, operating facilities or other assets, take possession of such assets. Taking possession of such assets may pose a number of risks to the Trust, including (1) the risk that the Trust would not be able to sell such assets at a fair price, (2) the risk that the Trust's management, which has no prior experience in the management of such assets, would be unable to manage or operate such assets in a manner that will produce a desirable level of economic return to the Trust, and (3) the risk that the Trust, as owner or operator of such assets, would be subjected to tort or other liabilities in amounts exceeding the value of such assets. As a result, the net asset value of the Trust might be adversely affected by the Trust's taking possession of assets securing defaulted Municipal Obligations. Any income derived from the Trust's ownership or operation of such assets will not be tax-exempt.

         In addition to its investments in medium and lower quality Municipal Obligations, the Trust may also invest in higher quality issues, particularly when the difference in returns between quality classifications is very narrow or when management expects interest rates to change. These investments may lessen the risk of decline in net asset value due to credit deterioration but may also affect the amount of current income, since yields on high quality securities are usually lower than yields on medium and lower quality securities.

         The medium and lower rated or unrated tax-exempt bonds that the Trust intends to purchase are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This consideration may limit the availability of such securities for the Trust to purchase and may also limit the ability of the Trust to sell such securities at their fair value in response to changes in the economy or the financial markets. In addition, a substantial portion of the Trust's assets may be invested in small issues of medium and lower quality Municipal Obligations (issues with aggregate outstanding principal amounts of $5,000,000 or less) the entire amount of which (or a very large proportion of which) will be owned by the Trust. The Advisor expects that, in some cases, the Trust's intention to purchase all or a substantial portion of an issue may give the Trust some influence over the terms of the issue. There is no limit on the portion of the Trust's assets which may be invested in such small issues. It is expected that the number of potential purchasers of such small issues, should the Trust wish to sell such an issue from its portfolio, will in most cases be extremely limited, and there can be no assurance that the Trust would be able to dispose of such securities at a fair price. Some of such securities may be considered to be "illiquid." There is no limit on the portion of the Trust's assets which may be invested in illiquid securities.

         The Trust may invest in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenues of similar projects. This may make the Trust more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Trust's securities also increases.

         The Trust's policy is not to concentrate in any industry but the Trust may invest up to 25% of its assets in industrial development revenue bonds (see below) or private activity revenue bonds that are based, directly or indirectly, on the credit of private entities in any one industry, or in securities of private issuers in any one industry (governmental issuers are not considered to be part of any "industry"). See "Investment Objectives and Policies -- Fundamental Investment Policies" in the Statement of Additional Information.

         It is a fundamental policy of the Trust, which may not be changed without approval of the holders of a majority of the Trust's outstanding voting securities (as defined under "Investment Objectives and Policies -- Fundamental Investment Policies" in the Statement of Additional Information), to invest, under normal circumstances, at least 80% of its assets in Municipal Obligations. Except for this policy and the investment policies listed in the Statement of Additional Information under "Investment Objectives and Policies--Fundamental Investment Policies," the Trust's investment policies and its investments objectives, may be changed without shareholder approval.

         In addition to investing in Municipal Obligations, the Trust may engage in transactions involving interest rate futures contracts ("financial futures"), tax-exempt bonds, index futures and options on financial futures, tax-exempt indices and index futures, and tax-exempt bonds and indices, as a hedge against changes in interest rates. See "Investment Objectives and Policies--Hedging Activities." The costs of and possible losses incurred from such transactions may reduce the Trust's current return.

         The Trust may also purchase securities on a "when-issued" basis, enter into repurchase agreements and invest in other taxable instruments, subject to certain limitations. See "Investment Objectives and Policies--Forward Commitments," "Investment Objectives and Policies--Repurchase Agreements" and "Investment Objectives and Policies--Temporary and Defensive Investments."

DESCRIPTION OF MUNICIPAL OBLIGATIONS

         As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations the interest on which was at the time of issuance, in the opinion of bond counsel to the issuer, exempt from Federal income tax (other than the possible applicability of any Federal alternative minimum tax). (For a description of the Federal alternative minimum tax, see "Tax Matters--Federal Taxation of Shareholders.") Therefore, for purposes of the Trust's policy to invest, under normal circumstances, at least 80% of its assets in Municipal Obligations, no bond or note will be considered to be "tax-exempt" unless the bond or note was, at the time of issuance, accompanied by an opinion of bond counsel to the issuer to the effect that the interest thereon was exempt from Federal income tax (other than the possible applicability of any Federal alternative minimum tax). Municipal Obligations include debt obligations issued by a state (including the District of Columbia), a territory or a possession of the United States, or any political subdivision thereof, to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, categories of debt obligations known as industrial development bonds and private activity bonds have been or may be issued by or on behalf of public authorities to obtain funds to provide certain privately-operated facilities, including housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon is exempt from Federal income tax (other than the possible applicability of any alternative minimum tax). Interest on industrial development bonds used to fund the construction, equipment, repair or improvement of privately- operated industrial or commercial facilities may also be exempt from Federal income tax, but the size of such issues is limited under current Federal tax law. The Trust may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or private activity bonds or for "related persons" of substantial users. See "Tax Matters." The Trust has no present intention of investing in Municipal Obligations the interest on which is not exempt from Federal income tax (other than the possible applicability of any Federal alternative minimum tax).

         The two principal classifications of Municipal Obligations are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds and private activity bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development bonds and private activity bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development bonds and private activity bonds are the responsibility of the corporate user (and any guarantor).

         Prices and yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and the ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         The ratings of Moody's, Standard & Poor's and other national bond rating services represent their opinions and are not absolute standards of quality. Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

         Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislators may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their Municipal Obligations may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Obligations or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Trust's Municipal Obligations in the same manner.

HEDGING ACTIVITIES

         Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest rate environment. The Advisor believes it is possible to reduce or enhance the effects of interest rate fluctuations through the use of futures contracts and options on financial instruments.

         The Trust may purchase and sell financial futures and tax-exempt bond index futures contracts ("index futures") to hedge against changes, caused by changing interest rates, in the market value of Municipal Obligations in its portfolio or that it intends to acquire. In order to hedge, the Trust may also purchase and write put and call options on financial futures, tax-exempt bond indices and index futures. The costs of and possible losses incurred from these transactions may reduce the Trust's current return.

         Income earned by the Trust from its hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. See "Tax Matters--Federal Taxation of Shareholders."

         The Trust will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio or that it intends to acquire. In addition, the Trust will not purchase or sell futures contracts or purchase or sell related options if immediately thereafter the sum of the amount of its initial margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of its total assets (taken at current value). In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Trust, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts and options (less any related margin deposits) will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that the use of such futures contracts and options is unleveraged.

         Financial Futures. In connection with its hedging activities, the Trust may engage in transactions involving financial futures. A financial future is a contract that obligates the seller to deliver and the purchaser to take delivery of a specified type of financial instrument at a specified future time and at a specified price. Although financial futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract purchase or sale is effected by entering into an offsetting transaction. Financial futures trade on boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission. Financial futures trade on these markets in a manner that is similar to the way a stock trades on a stock exchange. The boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are financial futures based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") certificates, three-month U.S. Treasury bills and three-month domestic bank certificates of deposit. The Trust expects other financial futures to be developed and traded. The Trust expects to engage in transactions involving financial futures if, in the opinion of the Advisor, they are appropriate hedging instruments for the Trust.

         The sale of financial futures by the Trust is for the purpose of hedging the Trust's holdings of long-term debt securities. In the event of a rise in interest rates, the value of the Trust's short position in financial futures would increase at approximately the same rate as the value of the long-term bonds in its portfolio would decline, thereby keeping the net asset value of the Trust from declining as much as it otherwise would have.

         If, on the other hand, the Trust held cash reserves and interest rates were expected to decline, the Trust might purchase futures contracts and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them. In such an event, the futures contracts could be liquidated and the Trust's cash reserves could then be used to buy long-term securities in the cash market.

         Unlike when the Trust purchases or sells a security, no price is paid or received by the Trust upon the sale or purchase of a financial future. The Trust will initially be required to deposit with the Trust's custodian an amount of "initial margin" of cash or U.S. Treasury bills equal to a small percentage of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin on financial futures does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the financial future, assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the financial future more or less valuable, a process known as "marking to market." For example, when the Trust has sold a financial future and the price of the underlying debt security has declined, that position will have increased in value and the Trust will receive from the broker a maintenance margin payment equal to that increase. Conversely, where the Trust has sold a financial future and the price of the underlying debt security has increased, the position would be less valuable, and the Trust would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the financial future, the Trust may elect to close the position by taking an opposite position in the financial future. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Trust, and the Trust realizes a loss or a gain. While financial futures based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the financial future is terminated by entering into an offsetting transaction. An offsetting transaction for a financial future sale is effected by the Trust entering into a financial future purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Trust pays the difference and realizes a loss.

         There are several risks in connection with the use of financial futures by the Trust as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the financial future and movements in the price of the debt securities that are the subject of the hedge. Financial futures based on U.S. Government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a similar fashion to the underlying U.S. Government securities and GNMA certificates. To the extent, however, that the Trust enters into financial futures on other than Municipal Obligations, which together with futures on municipal indices are the only financial futures currently available, there is a possibility that the value of such financial futures would not vary in direct proportion to the value of the Trust's holdings of Municipal Obligations.

         Another result of the imperfect correlation between movements in the prices of the financial future and of the debt securities being hedged is that the price of the financial future may move more or less than the price of the debt securities being hedged. If the price of the financial future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage will be partially offset by the futures contract. If the price of the financial future moves more than the price of the security, the Trust will experience either a loss or a gain on the future which will not be completely offset by movements in the prices of the debt securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of related financial futures, the Trust may sell financial futures in a greater or lesser dollar amount than the dollar amount of the securities being hedged.

         The market prices of financial futures may be affected by several factors other than interest rates. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close financial futures through offsetting transactions, which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and the imperfect correlation between movements in the prices of debt securities and movements in the prices of related financial futures, a correct forecast of interest rate trends by the Trust's investment advisor may still not result in a successful hedging transaction.

         Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Trust intends to engage in futures transactions only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of maintenance margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the financial futures.

         Options on Financial Futures. The Trust may also purchase put and call options on financial futures which are traded on a U.S. exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the sale of futures so as to hedge the Trust's portfolio of debt securities against the risk of rising interest rates. The purchase of call options on financial futures is analogous to the purchase of futures contracts and represents a means of obtaining temporary exposure to market appreciation at limited risk. Such options may be used to protect against a market advance when the Trust is not fully invested.

         The Trust may write call options on futures contracts, which constitutes a partial hedge against any declining price of long-term debt securities. If the futures price at expiration is below the exercise price, the Trust will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Trust's holdings of debt securities. If the futures price at expiration exceeds the exercise price, the Trust will ordinarily realize a loss equal to the amount of such excess.

         The Trust may write put options on futures contracts, which constitutes a partial hedge against an increase in the price of long-term debt securities when the Trust is not fully invested. If the futures price at expiration is above the exercise price, the Trust will retain the full amount of the option premium, which provides a partial hedge against any increase in the market price of long-term debt securities. If the futures price at expiration is less than the exercise price, the Trust will ordinarily realize a loss equal to the difference between the futures price and the exercise price.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently options can be purchased or written with respect to futures contracts on U.S. Treasury bonds on the Chicago Board of Trade. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

         Several special risks relate to transactions in options on futures. The ability to establish any close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the Trust when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

         An option position may be closed out only on an exchange or board of trade that provides a secondary market for an option of the same series. Although the Trust generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange or board of trade may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Trust would have to exercise its options in order to realize any profit and would incur transaction costs upon closing out the futures positions acquired pursuant to the exercise of such option.

         Reasons for the absence of a liquid secondary market on an exchange or board of trade include the following:

         -        there may be insufficient trading interest in certain options;

         - restrictions may be imposed by an exchange or board of trade on opening transactions or closing transactions or both;

         - trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;

         - unusual or unforeseen circumstances may interrupt normal operations on an exchange or board of trade;

         - the facilities of an exchange or board of trade or the Options Clearing Corporation (the "Clearing Corporation") may not at all times be adequate to handle current trading volume; or

         - one or more exchanges or boards of trade could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange or board of trade (or in that class or series of options) would cease to exist, although outstanding options on that exchange or board of trade which had been issued by the Clearing Corporation as a result of trades on that exchange or board of trade could continue to be exercisable in accordance with their terms.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation inadequate, and thereby result in the institution by an exchange or board of trade of special procedures that may interfere with the timely execution of customers' orders.

         Tax-Exempt Bond Index Transactions. The Trust anticipates utilizing tax-exempt bond index futures as a hedge against changes in the market value of the Municipal Obligations in its portfolio or which it intends to acquire. A tax-exempt bond index assigns relative values to the Municipal Obligations included in the index. A tax-exempt bond index fluctuates with changes in the market values of the Municipal Obligations included in the index. An index future is a bilateral agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. An index future has similar characteristics to financial futures discussed above except that settlement is made through delivery of cash rather than the underlying securities.

         The Trust's strategies in employing index futures will be similar to the strategies involved in financial futures transactions. Tax-exempt bond index futures transactions also will be subject to risks similar to those described above with respecting to financial futures, except that the correlation between movements in the price of a futures contract and movements in the price of the Trust's portfolio securities is likely to be higher for index futures than for financial futures.

         The Trust may also purchase and write put and call options on tax-exempt bond indices and on tax-exempt bond index futures and enter into closing transactions with respect to such options. An option on an index gives the holder the right to receive cash upon exercise of the option in an amount equal to a specified multiple times the amount by which the fixed exercise price of the option exceeds, in the case of a put, or is less than, in the case of a call, the closing value of the underlying index on the date of exercise. An option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than to sell (in the case of a put option) or buy (in the case of a call option) a debt instrument at a specified exercise price at any time during the period of the option. Upon exercise of the put option, the delivery of the futures position by the holder of the option to the writer of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the put option on the index future.

FORWARD COMMITMENTS

         New issues of Municipal Obligations are often purchased on a "when-issued" or delayed delivery basis. The payment obligations and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Trust will not begin earning interest on such securities, however, until the securities are scheduled for settlement. The Trust may enter into such "forward commitments" if it holds and maintains until the settlement date, in a segregated account, cash or short-term debt obligations in an amount sufficient to meet the purchase price provided such obligations are rated A-1+ or SP-1+ by Standard & Poor's or the long-term debt of the issuers of such obligations is rated AAA by Standard & Poor's. Forward commitments involve a risk of loss if the value of the Municipal Obligation to be purchased declines prior to the settlement date. Such a decline in value could result from, among other things, changes in the level of interest rates or other market factors. This risk is in addition to the risk of decline in the value of the Trust's other assets. Although the Trust generally will enter into forward commitments with the intention of acquiring Municipal Obligations for its portfolio, the Trust may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Trust may realize capital gain or loss upon the sale of forward commitments. Any such gains, if not offset by net realized capital losses, will be distributed to shareholders in taxable distributions.

REPURCHASE AGREEMENTS

         The Trust may purchase U.S. Government securities and concurrently enter into so-called "repurchase agreements" with the seller, usually a bank or broker-dealer, whereby the seller agrees to repurchase such securities at the Trust's cost plus interest within a specified time (normally one day). While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Trust will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with the member banks of the Federal Reserve System and registered broker-dealers having creditworthiness substantially equivalent to that of the issuers of investment grade debt securities. In addition, the Trust's repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a seller, the Trust will seek to liquidate such collateral. However, the exercise of the Trust's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss.

ZERO COUPON SECURITIES (ZEROS)

         The Trust may invest in zero coupon securities, which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Trust will accrue and distribute income from zero coupon and stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

TEMPORARY AND DEFENSIVE INVESTMENTS

         A portion of the Trust's assets will be held in cash or invested in short-term securities for day-to-day operating purposes. It is the intention of the Trust that short-term investments will also be in tax-exempt securities. However, if suitable short-term tax-exempt securities are not available or if short-term tax-exempt securities are available only on a when-issued basis, the Trust may invest up to 20% of its assets in short-term obligations of the U.S. Government or in repurchase agreements, or short-term notes and obligations rated A-1+, of banks that have or whose parent holding companies have long-term debt ratings of AAA or of corporations with long-term debt ratings of AAA, the interest on all of which is not exempt from Federal income taxes. Notwithstanding the foregoing, the Trust may temporarily invest more than 20% of its assets in such taxable obligations for defensive purposes. The ability of the Trust to invest in securities other than tax-exempt securities (as well as its ability to enter into repurchase agreements) is limited, however, by a requirement of the Code that at least 50% of its total assets be invested in tax-exempt securities at the end of each quarter in order to pass through to shareholders the Federal income tax exemption for dividends derived from net investment income on tax-exempt securities. See "Tax Matters--Federal Taxation of Shareholders."

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The Board of Trustees is responsible for the general supervision of the Trust, including general supervision of the duties performed by the Advisor under its Management Agreement (as defined below) with the Trust. There are 13 trustees of the Trust, two of whom are "interested persons" (as defined in the 1940 Act). The names and addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

THE ADVISOR

         The Advisor is Colonial Management Associates, Inc., a Massachusetts corporation having its principal offices at One Financial Center, Boston, Massachusetts 02111. The Advisor is a wholly owned subsidiary of Liberty Funds Group LLC ("Liberty Funds Group") and both Liberty Funds Group and the Advisor are indirect subsidiaries of Liberty Mutual Insurance Company ("Liberty"), an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. The Advisor has been an investment advisor since 1931. As of the date of this Prospectus, the Advisor serves as investment advisor or sub-advisor for 34 open-end and 5 closed-end management investment companies and managed over $16 billion in assets.

         The Advisor's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe), by a combined management team of employees from both companies. Stein Roe also shares personnel, facilities and systems with Colonial that may be used in providing administrative services to the Trust. Both the Advisor and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.

         Maureen G. Newman, a Senior Vice President of the Advisor, has managed the Trust since July 1998. Ms. Newman joined the Advisor in May 1996 as Director of Municipal Research and Portfolio Manager and has managed various other Colonial tax-exempt funds since that time. Prior to joining the Advisor, Ms. Newman was a portfolio manager and bond analyst with Fidelity Investments from May 1985 to May 1996.

MANAGEMENT AGREEMENT

         The Management Agreement between the Advisor and the Trust (the "Management Agreement") provides that, subject to the direction of the Board of Trustees of the Trust and the applicable provisions of the 1940 Act, the Advisor is responsible for the actual management of the Trust's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Trustees of the Trust and compliance with the applicable provisions of the 1940 Act.

         The Advisor provides the Trust with accounting, bookkeeping and pricing services and other services and office facilities (the expenses of which are borne by the Trust as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Trust.

         Under the Management Agreement with the Trust, the Advisor receives a monthly advisory fee at the annual rate of 0.65% of the average weekly net assets of the Trust. Since the Advisor's fee is based on the average weekly net assets of the Trust, the Advisor will benefit from the increase in the Trust's net assets resulting from the offering of the shares of Municipal Preferred. It is not possible to state precisely the amount of additional compensation the Advisor will receive as a result of the offering because the proceeds of the offering will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the offering, assuming all the shares of Municipal Preferred offered hereby are purchased, the Advisor would receive additional annual advisory fees of approximately ______ as a result of the increase in average weekly net assets under management over the Trust's current net assets under management, assuming no fluctuations in the value of Trust portfolio securities.

         The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Trust to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of certain other funds distributed by affiliates of Liberty in selecting broker-dealers for portfolio security transactions.

                                   THE AUCTION

GENERAL

         The proposed provisions of the Amended and Restated By-Laws of the Trust (the "By-Laws") provide that, except as otherwise described herein, the Applicable Rate with respect to shares of Municipal Preferred for each Rate Period after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the By-Laws and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction."

         Certain defined terms used in this section and under "Description of the Municipal Preferred" are defined in the Glossary.

AUCTION PROCEDURES

         Prior to the Submission Deadline on each Auction Date for shares of Municipal Preferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of Municipal Preferred (a" Beneficial Owner") may submit orders ("Orders") to that Broker-Dealer as follows:

         - Hold Order - indicating its desire to hold shares of Municipal Preferred without regard to the Applicable Rate for the next Rate Period.

         - Bid - indicating its desire to sell shares of Municipal Preferred at $25,000 per share if the Applicable Rate for the next Rate Period is less than the rate specified in such Bid (also known as a hold-at-a rate order).

         - Sell Order - indicating its desire to sell shares of Municipal Preferred at $25,000 per share without regard to the Applicable Rate for the next Rate Period.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of Municipal Preferred then held by such Beneficial Owner. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an Order to its Broker-Dealer will be deemed to have submitted a Hold Order to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order to its Broker-Dealer for an Auction relating to a Rate Period for Municipal Preferred of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Municipal Preferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of Municipal Preferred is, for purposes of such offer, a Potential Beneficial Owner of additional shares of Municipal Preferred as discussed below.

         A customer of a Broker-Dealer that is not a Beneficial Owner of shares of Municipal Preferred but that wishes to purchase shares, or that is a Beneficial Owner that wishes to purchase additional shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of Municipal Preferred at $25,000 per share if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

         The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Municipal Preferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Municipal Preferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Trust. The Auction Agent after each Auction for shares of Municipal Preferred will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Municipal Preferred placed by such Broker-Dealer at such Auction. See "The Auction--Broker-Dealers" in the Statement of Additional Information.

         If Sufficient Clearing Bids exist (that is, the number of shares of Municipal Preferred subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of Municipal Preferred subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing

Holders), the Applicable Rate for the next succeeding Rate Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Brokers-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of Municipal Preferred available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Rate Period will be the Maximum Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of Municipal Preferred subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders, the Applicable Rate for the next succeeding Rate Period will be the All Hold Order Rate.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Municipal Preferred that is fewer than the number of shares of Municipal Preferred specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales with respect to shares of Municipal Preferred will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Member. The Securities Depository will make payment to the Sellers' Agent Members in accordance with Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Municipal Preferred are set forth in Appendix C to the Statement of Additional Information.

         The first Auction for shares of Municipal Preferred will be held on ________, _________ __, 1999, the Business Day preceding the Dividend Payment Date for the Initial Rate Period thereof. Thereafter, except during Special Rate Periods, Auctions will normally be held every ________, and each Subsequent Rate Period will normally begin on the following ________.

         Whenever the Trust intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on shares of Municipal Preferred, the Trust shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF MUNICIPAL PREFERRED

         The Broker-Dealers (including the Underwriter) expect, but are not obligated, to maintain a secondary trading market in shares of Municipal Preferred outside of Auctions. There can be no assurance that a secondary trading market for shares of Municipal Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The shares of Municipal Preferred will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations System. Investors who purchase shares of Municipal Preferred in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

         A Beneficial Owner or an Existing Holder may sell, transfer, or otherwise dispose of shares of Municipal Preferred only in whole shares and only
(1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Trust; provided, however, that (a) a sale, transfer or other disposition of shares of Municipal Preferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Trust may authorize. The net asset value of the Trust equals the value of the Trust's assets less the Trust's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

                       DESCRIPTION OF MUNICIPAL PREFERRED

GENERAL

         The Agreement and Declaration of Trust of the Trust (the "Declaration") provides that the Trust may authorize separate classes of shares of beneficial interest. The By-Laws of the Trust will, at the time they are amended and restated, authorize the issuance of ___ preferred shares of beneficial interest, no par value per share, which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees ("Preferred Shares"). The By-Laws authorize the issuance of up to __ shares of Series __ Municipal Preferred. Shares of Municipal Preferred carry one vote per share. Shares of Municipal Preferred will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Agreement and Declaration of Trust," nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

DIVIDENDS AND DIVIDEND PERIODS

         General. The Initial Rate Period for shares of Municipal Preferred is a period consisting of 7 days. Any Subsequent Rate Period will be a Minimum Rate Period (7 Rate Period Days) unless the Trust, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "Designation of Special Rate Periods" below.

         Dividends on the shares of Municipal Preferred will be payable, when, as and if declared by the Board of Trustees out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law on __________, _____________, 1999, and thereafter on each _______________;
provided, however, that (1) if the ________ on which dividends would otherwise be payable is not a Business Day, then dividends shall be payable instead on the first Business Day that falls prior to such _____________ and (2) the Trust may specify different Dividend Payment Dates in respect of any Special Rate Period of such shares of more than 28 Rate Period Days.

         The amount of dividends per share payable on shares of Municipal Preferred on any date on which dividends shall be payable on such shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial Broker-Dealers, however, has indicated to the Trust that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

         Dividends on shares of Municipal Preferred shall accumulate from the Date of Original Issue. The dividend rate for the Initial Rate Period will be _____% per annum. For each Subsequent Rate Period, the dividend rate will be the Applicable Rate that the Auction Agent advises the Trust results from an Auction, except as provided below.

         The Applicable Rate that results from an Auction will not be greater than the Maximum Rate which is:

(i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Rate Multiple on such Auction Date, unless such shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

         (A) the dividend rate on such shares of the then-ending Rate Period;
         and

         (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

(ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest or (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (2) the Rate Multiple on such Auction Date.

         If any Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

         If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Trust shall have paid a late charge, each as described more fully in the Statement of Additional Information, no Auction will be held for the Subsequent Rate Period thereof and the dividend rate for shares of Municipal Preferred for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

         If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of Municipal Preferred during any Rate Period (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Trust shall not have paid a late charge, each as described more fully in the Statement of Additional Information, no Auction will be held in respect of such shares for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid (such late charge to be paid only in the event Moody's is rating such shares at the time the Trust cures such failure)), and the dividend rate for such shares for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'Ba3'/BB-").

         If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of Municipal Preferred during a Special Rate Period of more than 364 Rate Period Days, or during any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or, in the event Moody's is then rating such shares, the Trust shall not have paid a late charge, in each case prior to 12:00 Noon on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period and as more fully described in the Statement of Additional Information, no Auction will be held for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge is so paid (such late charge to be paid only in the event that Moody's is rating the shares at the time and the Trust cures such failure)), and the dividend rate for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'Ba3'/BB-").

         A failure to pay dividends on or the redemption price of shares of Municipal Preferred shall have been cured with respect to any Rate Period if, within the respective time periods described above, the Trust shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of Municipal Preferred and (ii) without duplication, the redemption price for the shares of Municipal Preferred, if any, for which notice of redemption has been mailed by the Trust; provided, however, that the foregoing clause (ii) shall not apply to the Trust's failure to pay the redemption price in respect of shares of Municipal Preferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

         Gross-up Payments. Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the ByLaws and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:

         If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the liquidation of the Trust, the Trust will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment with respect to shares of Municipal Preferred during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

         If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Trust makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of such shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

         The Trust shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

         A "Gross-up Payment" in respect of any dividend means payment to a holder of shares of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Municipal Preferred is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

         Restrictions on Dividends and Other Distributions. For so long as any shares of Municipal Preferred are outstanding, the Trust may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on shares of Municipal Preferred through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent;
(2) the Trust has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto; and (3) immediately after such transaction the Discounted Value of the Trust's portfolio would at least equal the Municipal Preferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the shares of Municipal Preferred.

         Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Municipal Preferred through their most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Municipal Preferred through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

         The Trust, at its option, may designate any succeeding Subsequent Rate Period as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (i) the Trust shall give certain notices to the Auction Agent, (ii) an Auction for such shares shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for such shares shall have existed in such Auction and (iii) if the Trust shall have mailed a notice of redemption with respect to any shares of Municipal Preferred, the redemption price with respect to such shares shall have been deposited with the Auction Agent.

VOTING RIGHTS

         In addition to voting rights described below under "Certain Provisions in the Agreement and Declaration of Trust" and in the Statement of Additional Information under "Investment Objectives and Policies--Fundamental Investment Policies," holders of shares of Municipal Preferred, voting as a separate class, are entitled to elect (1) two trustees of the Trust at all times and (2) a majority of the trustees if at any time dividends on shares of Municipal Preferred shall be unpaid in an amount equal to two years dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In all other cases, trustees shall be elected by holders of Common Shares and Preferred Shares (including Municipal Preferred), voting together as a single class.

         Subject to the voting rights described above and except as otherwise specified under "Certain Provisions in the Agreement and Declaration of Trust," the Trust may not, among other things, without the approval of the holders of a "majority of the outstanding" shares of Municipal Preferred, voting as a separate class, approve any plan of reorganization adversely affecting shares of Municipal Preferred. In addition, the Trust may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting as a separate class: (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon liquidation or (b) amend, alter or repeal the provisions of the Declaration or the By-Laws, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such shares of Municipal Preferred or the holders thereof; provided, however, that a division of a share of Municipal Preferred shall be deemed to materially affect any such preference, right or power only if the terms of such division adversely affect the holders of shares of Municipal Preferred. The Trust may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. Notwithstanding the first sentence of this paragraph, the Trust may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation if, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding, exclusive of accumulated and unpaid dividends, would not exceed $__________; provided, however, that the Trust obtains written confirmation from Moody's (if Moody's is then rating the shares Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred. Further, the Trust may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation notwithstanding that, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding would exceed $__________; provided, however, that either Moody's or Standard & Poor's is rating the shares of Municipal Preferred and the Trust obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred. If any action set forth in this paragraph would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Trust will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).

REDEMPTION

         Mandatory Redemption. In the event the Trust does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred, shares of Municipal Preferred will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of shares of Municipal Preferred necessary to restore the required Discounted Value or the 1940 Act Municipal Preferred Asset Coverage, as the case may be.

         In determining the number of shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Trust will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and other Preferred Shares of the Trust, subject to redemption or retirement.

         Optional Redemption. Shares of Municipal Preferred are redeemable, at the option of the Trust:

                  (i) in whole or in part, on the second Business Day preceding any Dividend Payment Date for such shares, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding and (2) the notice establishing a Special Rate Period of shares of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that such shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

                  (ii) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, on the first day following any Dividend Period included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         Notwithstanding the foregoing, if any dividends on shares of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of Municipal Preferred shall be redeemed unless all outstanding shares of Municipal Preferred are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of Municipal Preferred.

LIQUIDATION

         Subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of Municipal Preferred with respect to the distribution of assets upon liquidation of the Trust, upon a liquidation of the Trust, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Trust. After the payment to the holders of the shares of Municipal Preferred of the full preferential amounts provided for a described herein, the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Trust.

         Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Trust shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                            RATING AGENCY GUIDELINES

         The Trust is required under Moody's and Standard & Poor's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount. Moody's and Standard & Poor's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Standard & Poor's guidelines do not impose any limitations on the percentage of Trust assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Municipal Preferred Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of shares of Municipal Preferred then outstanding and
(ii) certain accrued and projected payment obligations of the Trust.

         The Trust is also required under rating agency guidelines to maintain, with respect to the shares of Municipal Preferred, as of the last Business Day of each month in which any shares of Municipal Preferred are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including shares of Municipal Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Municipal Preferred Asset Coverage"). Based on the composition of the Trust's portfolio and market conditions as of _____________, 1999, the 1940 Act Municipal Preferred Asset Coverage with respect to shares of Municipal Preferred, assuming the issuance on the date hereof of all shares of Municipal Preferred offered hereby and after giving effect to the deduction of the sales load and offering costs relating thereto estimated at $________, would be computed as follows:

         Value of Trust assets less liabilities
         not constituting senior securities          $___________
                                                  =                   =______%
         Senior securities representing              $___________
         indebtedness plus liquidation value
         of the shares of Municipal Preferred

         In the event the Trust does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal

Preferred, the Trust will be required to redeem shares of Municipal Preferred as described above under "Description of Municipal Preferred--Redemption."

         The Trust may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Standard & Poor's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of Municipal Preferred may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

         As described by Moody's and Standard & Poor's, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Municipal Preferred are not recommendations to purchase, hold or sell shares of Municipal Preferred, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of Municipal Preferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Standard & Poor's by the Trust and the Advisor, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         A rating agency's guidelines will apply to shares of Municipal Preferred only so long as such rating agency is rating such shares. The Trust will pay certain fees to Moody's or Standard & Poor's, or both, for rating shares of Municipal Preferred.

                          DESCRIPTION OF COMMON SHARES

         In addition to the shares of Municipal Preferred, the Declaration authorizes the issuance of an unlimited number of Common Shares, no par value. All Common Shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. Common Shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. So long as any shares of Municipal Preferred are outstanding, the Trust is not permitted to declare dividends on, make any distributions with respect to, or purchase its Common Shares unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on any preferred shares of the Trust have been paid.

         In the past, the Trust's Common Shares have traded at various times at either a premium or a discount in relation to net asset value. Although the Trust's Common Shares recently have been trading at a premium above net asset value, there can be no assurance that this premium will continue after the offering of the shares of Municipal Preferred or that the Common Shares will not again trade at a discount. Shares of other closed-end investment companies frequently trade at a discount from net asset value.

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This may make it more difficult to change the Trust's management and could have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. In addition, the Declaration provides that the affirmative vote or consent of two-thirds of the outstanding Common Shares and any Preferred Shares of the Trust (including shares of Municipal Preferred), voting together as a single class, and of the Preferred Shares (including shares of Municipal Preferred) voting together as a single class, would be required to authorize the conversion of the Trust from a closed-end to an open-end investment company. This two-thirds vote requirement is higher than the vote required under the 1940 Act.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

REPURCHASE OF SHARES

         Shares of closed-end investment companies frequently trade at a discount from net asset value. The Board of Trustees regularly monitors the relationship between the Trust's market price and net asset value. If shares of the Trust were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or the making of tender offers for such shares. Since commencement of the Trust's operations, no such open market purchases or tender offers have been made, and no assurances can be given that such actions will be taken in the future. Subject to its investment restrictions, the Trust may borrow money to finance the repurchase of shares, subject to compliance with the 1940 Act Municipal Preferred Asset Coverage, Section 18 of the 1940 Act and the other limitations described under "Rating Agency Guidelines." Shares may not be repurchased, however, (i) if applicable asset coverage requirements under the 1940 Act (i.e., 200% with respect to any preferred shares of the Trust, including shares of Municipal Preferred) are not met or would not be met following such repurchase or (ii) if otherwise prohibited by applicable law.

         There can be no assurance that repurchases or tenders, if they were to occur, would result in the shares trading at a price which is equal to their net asset value. The Trust anticipates that the market price of the shares will usually vary from net asset value. The market price of the shares will be determined, among other things, by the relative demand for and supply of the shares in the market, the Trust's investment performance, the Trust's dividends and yield and investor perception of the Trust's overall attractiveness as an investment as compared with other investment alternatives. It should be recognized that any such acquisitions of shares would decrease the total assets of the Trust and therefore have the effect of increasing the Trust's expense ratio. Furthermore, any interest on borrowings to finance share repurchase transactions would reduce the Trust's net income.

CONVERSION TO OPEN-END STATUS

         The Trust's Board of Trustees may from time to time consider submitting to the holders of the shares of beneficial interest of the Trust at any time a proposal to convert the Trust to an open-end investment company. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Trust's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on lower rated securities in the Trust's portfolio and interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Massachusetts law, conversion of the Trust to an open-end investment company would require the affirmative vote of two thirds of the Common Shares and any Preferred Shares of the Trust (including shares of Municipal Preferred), voting together as a single class, and of the Preferred Shares (including shares of Municipal Preferred) voting together as a single class, entitled to be voted on the matter. This two-thirds vote requirement is higher than the vote required under the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Trust converted to an open-end investment company, it would be required to redeem all shares of Municipal Preferred then outstanding at the redemption price specified under "Description of Municipal Preferred--Redemption--Optional Redemption." In addition, the Trust could be required to liquidate portfolio securities to meet required and requested redemptions, and its Common Shares would no longer be listed on the Exchange. No assurance can be given that the Board will, at any time in the future, decide to submit a proposal to convert to open-end status to the shareholders of the Trust.

                                   TAX MATTERS

         The following Federal tax discussion is based on the advice of Ropes & Gray, counsel to the Trust, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Trust. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Trust may be subject to foreign, state and local taxes. Prospective shareholders are therefore urged to consult their tax advisors with respect to the tax consequences to them of an investment in the Trust. For more information on Federal income tax considerations, see "Tax Matters" in the Statement of Additional Information.

FEDERAL TAXATION OF THE TRUST

         The Trust intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the Trust so qualifies, the Trust will not be subject to Federal income tax on income distributed in a timely manner to Trust shareholders in the form of dividends or capital gain distributions.

         The Trust's investments and hedging activities are subject to certain special Federal tax rules. Code rules governing the Trust's hedging transactions (including hedging transactions in futures and options) may alter the character of distributions to holders of shares of Municipal Preferred. Income earned as a result of the Trust's hedging transactions will not be eligible to be treated as "exempt-interest dividends" when distributed to shareholders. The Trust's investment in securities issued at a discount will (and investments in securities purchased at a discount may) require the Trust to accrue and distribute income not yet received. Therefore, in order to generate sufficient cash to make the requisite distributions, the Trust may be required to sell securities in its portfolio that it otherwise would have continued to hold.

FEDERAL TAXATION OF SHAREHOLDERS

         Dividends and Other Distributions. Assuming that the Trust qualifies for taxation as a regulated investment company under Subchapter M of the Code and that, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's total assets consists of obligations the interest on which is exempt from Federal income tax under Code section 103(a), the Trust will qualify to pay "exempt-interest dividends" to its shareholders to the extent of its tax exempt interest income (less applicable expenses). Distributions of net tax-exempt interest income that the Trust properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for Federal income tax purposes but may be taxable for Federal alternative minimum tax purposes (discussed below) and for foreign, state and local tax purposes.

         Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in the Federal alternative minimum taxable income of both individuals and corporations. The Trust will furnish to shareholders annually a report indicating the percentage of Trust income treated as a preference item for alternative minimum tax purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income that includes interest on all tax-exempt securities exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Trust's dividends that would otherwise be tax-exempt to shareholders may cause certain shareholders to be subject to the Federal alternative minimum tax or may increase the tax liability of a shareholder who is subject to such tax. Investors should thus consider the possible effect of an investment in the Trust on their Federal alternative minimum tax liability.

         Exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of Section 147(a) of the Code, "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         The receipt of exempt-interest dividends may affect the portion, if any, of an individual shareholder's Social Security and Railroad Retirement benefits that will be includable in gross income subject to Federal income tax. Up to 85 percent of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds a base amount ($25,000 for a single individual and $32,000 for individuals filing a joint return). Individual shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisors.

         All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry Trust shares may not be deductible by the shareholder. See "Tax Matters--Federal Income Tax Matters--Federal Taxation of the Shareholders" in the Statement of Additional Information.

         Distributions of net investment income that do not qualify as exempt-interest dividends (including the excess, if any, of net short-term capital gain over net long-term capital loss), will be taxable to shareholders as ordinary income, and will not qualify for the corporate dividends-received deduction. Distributions of net capital gain will be taxable to shareholders as long-term capital gain, without regard to how long a shareholder has held shares of the Trust, and will not qualify for the corporate dividends-received deduction.

         Due to certain of the Trust's hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than the Trust's net tax-exempt and taxable income. If the Trust distributes amounts in excess of the Trust's "earnings and profits" (which provides the measure of the Trust's dividend-paying capacity for tax purposes), such distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her shares of Municipal Preferred, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder and has the effect of reducing a shareholder's basis in the relevant shares, which basis reduction would cause shareholders of Municipal Preferred to realize gain if their shares of Municipal Preferred were sold for an amount equal to the liquidation price. Conversely, because Trust expenses attributable to earning tax-exempt income do not reduce the Trust's current earnings and profits, a portion of any distribution in excess of the Trust's net tax-exempt and taxable income may be considered paid out of the Trust's earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Trust's capital).

         The Internal Revenue Service has taken the position in a published revenue ruling indicating that the Trust is required to designate distributions paid with respect to its Common Shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Trust distributions received by such class. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of the Common Shares, the shares of Municipal Preferred, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular Federal income tax will similarly be allocated among the two classes. The amount of taxable income allocable to shares of Municipal Preferred will depend on the amount of such income realized by the Trust, but generally is not expected to be significant. No dividend that the Trust pays will be increased to compensate for the fact that it may be subject to foreign, state or local taxes.

         If for any reason it is determined after the payment of any dividend that a portion of that dividend was subject to Federal income tax, the Trust will not be required to pay any additional amount to compensate for any tax payable on the dividend (other than Gross-up Payments (see "Description of Municipal Preferred--Dividends--Gross-up Payments") payable under the circumstances described in this Prospectus). The Trust will generally designate Gross-up Payments as exempt-interest dividends to the extent it determines such designation is consistent with the allocation principles set forth above. The federal income tax consequences of Gross-up Payments under existing law are uncertain. For example, existing authorities, including the revenue ruling discussed in the above paragraph, do not specifically address whether dividends (including possibly Gross-up Payments) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends "paid" during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Trust currently intends to treat such dividends as having been "paid" in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the Internal Revenue Service could disagree with the Trust's position concerning the treatment of dividends paid after the close of a taxable year or with the Trust's method of allocation, in which case the Internal Revenue Service could attempt to recharacterize a portion of the dividends paid to the holders of shares of Municipal Preferred and designated by the Trust as exempt-interest dividends as consisting instead of capital gain or other taxable income. If the Internal Revenue Service were to prevail with respect to any such attempted recharacterization, holders of shares of Municipal Preferred could be subject to tax on amounts so recharacterized and the Trust could be subject to Federal income and excise tax. In such event, no additional amounts (including Gross-up Payments) would be paid by the Trust with respect to dividends so recharacterized to compensate for any additional tax owed by holders of shares of Municipal Preferred. Gross-up Payments will not include any amount to compensate for the fact that the Gross-up Payments or the Taxable Allocations (see "Description of Municipal Preferred--Dividends--Gross-up Payments") may themselves be subject to foreign, state or local taxes. No provision will be made to compensate holders of shares of Municipal Preferred for any alternative minimum tax liability in respect of distributions on such shares of Municipal Preferred. The Trust believes that, should the Internal Revenue Service attempt to so recharacterize amounts allocated by the Trust to shares of Municipal Preferred, the Internal Revenue Service would be unlikely to prevail.

         Any dividend paid by the Trust during January of a given year generally is deemed to have been received by shareholders on December 31 of the preceding year, provided that the dividend actually was declared by the Trust in October, November or December of such preceding year and payable to shareholders of record on a date in such a month.

         The Trust will notify shareholders each year of the amount and tax status of dividends and other distributions, including the amount of any distribution of net capital gain.

         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Trust) during the taxable year.

         Sale or Redemption of Shares. In certain circumstances, the sale or exchange of shares of Municipal Preferred may give rise to gain or loss. In general, any gain or loss realized upon a taxable disposition of shares of Municipal Preferred by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, if a shareholder buys shares of Municipal Preferred and sells them at a loss within six months, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares of Municipal Preferred held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any net capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares of Municipal Preferred will be disallowed if other shares of Municipal Preferred are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares of Municipal Preferred will be adjusted to reflect the disallowed loss.

         Gain or loss, if any, resulting from a redemption of shares of Municipal Preferred generally will be treated as gain or loss from the sale or exchange of a capital asset under Code Section 302, rather than as a dividend, but only if the redemption distribution (i) is deemed not to be essentially equivalent to a dividend, (ii) is in complete redemption of an owner's interest in the Trust, (iii) is substantially disproportionate with respect to the owner, or (iv) with respect to non-corporate owners, is in partial liquidation of the Trust. For purposes of (i), (ii) and (iii) above, an owner's common share ownership will be taken into account.

              CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                                  AND REGISTRAR

         The Trust's securities and cash are held by The Chase Manhattan Bank, whose principal business address is 4 Chase MetroTech Center, Brooklyn, New York 11245, as custodian (the "Custodian") under a custodian contract.

         State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, serves as dividend disbursing agent, as agent under the Trust's Dividend Reinvestment Plan and as transfer agent and registrar for the shares.

                                  UNDERWRITING

         Subject to the terms and conditions of the Underwriting Agreement between ________________ (the "Underwriter") and the Trust (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Trust has agreed to sell ___ shares of Series __ Municipal Preferred offered hereby.

         The Underwriting Agreement provides that the obligations of the Underwriter are subject to the approval of certain legal matters by counsel and to certain conditions precedent, and that the Underwriter is obligated to purchase all of the shares of Municipal Preferred if any are purchased. In the Underwriting Agreement, the Trust and the Advisor have agreed to indemnify the Underwriter with respect to certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and to contribute in respect thereof.

         The Trust has been advised by the Underwriter that it proposes initially to offer the shares of Municipal Preferred offered hereby to the public at the price set forth on the cover page of this Prospectus and to selected dealers at such price less a concession not to exceed $____ per share. The underwriting commission to be paid by the Trust of $_____ per share is equal to ___% of the initial offering price. After the initial public offering, the public offering price and the concession may be changed by the Underwriters.

         The Trust anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an Underwriter. The Trust anticipates that the Underwriter or one of its affiliates may, from time to time, act in Auctions as Broker-Dealers as set forth under "The Auction--General" and will receive the fees described under "The Auction--Broker-Dealers" in exchange for so acting. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities and therefore can be expected to engage in portfolio transactions with the Trust.

         The principal business address of __________________ is _________________, __________, ___ ________.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Series ___ Municipal Preferred offered hereby will be passed upon for the Trust by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by ______________________, ___________________, ____________________.

                             REPORTS TO SHAREHOLDERS

         The Trust will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.

                                     EXPERTS

         The Financial Statements included in the Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110.

                               FURTHER INFORMATION

         The Trust has filed with the Securities and Exchange Commission (the "Commission"), Washington, DC 20549, a Registration Statement under the Securities Act with respect to the shares of Municipal Preferred offered hereby. Further information concerning these securities and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Trust may also be inspected at the offices of the Exchange. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Trust can be inspected at the offices of the Exchange, 20 Broad Street, New York, New York 10005.

                                    GLOSSARY

         "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, means: (i)(A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's or the equivalent of such rating by Standard & Poor's or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by certain commercial paper dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

         "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         "All Hold Order Rate," with respect to a Rate Period for which an Auction is held, means the lesser of the Kenny Index (if the Rate Period for which the Auction is held consists of fewer than 183 Rate Period Days) or the product of (i)(1) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days, (2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days or (3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(1), (2) or (3), as applicable, being referred to herein as the "Benchmark Rate"), and (ii) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of Municipal Preferred in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate on shares of Municipal Preferred for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

         "Applicable Rate" means the rate per annum at which dividends are payable on shares of Municipal Preferred for any Rate Period thereof.

         "Auction Agency Agreement" means an agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of Municipal Preferred so long as the Applicable Rate for such shares is to be based on the results of an Auction.

         "Auction Agent" means the entity appointed as such by a resolution of the Board of Trustees.

         "Bidder" means a Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer or an Existing Holder or Potential Holder placing an order with the Auction Agent or on whose behalf an Order is placed with an Auction Agent.

         "Board of Trustees" means the Board of Trustees of the Trust or any duly authorized committee thereof.

         "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" means an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" shall mean a day on which the New York Stock Exchange is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York are authorized by law to close.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Date of Original Issue" means the date on which the Trust initially issued shares of Municipal Preferred.

         "Dividend Payment Date" means any date on which dividends on shares of Municipal Preferred are payable as provided under "Description of Municipal Preferred--Dividends and Dividend Periods."

         "Dividend Period" means the period from and including the Date of Original Issue of shares of Municipal Preferred to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares.

         "Existing Holder" means a Broker-Dealer (or any such other person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of Municipal Preferred.

         "Initial Rate Period" means the period from and including the Date of Original Issue of shares of Municipal Preferred to but excluding _________ __, 1999.

         "Kenny Index" has the meaning specified under "Taxable Equivalent of the Short-Term Municipal Bond Rate."

         "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days.

         "Potential Holder" means a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of Municipal Preferred or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional shares.

         "Rate Multiple" means a percentage, determined as set forth below, based on the prevailing rating of shares of Municipal Preferred in effect at the close of business on the Business Day next preceding the relevant Auction Date:

            PREVAILING RATING                               PERCENTAGE
            -----------------                               ----------

            "aa3"/AA- or higher................................110%
            "a3"/A-............................................125%
            "baa3"/BBB-........................................150%
            "ba3"/BB-..........................................200%
            Below "ba3"/BB-....................................250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. If the ratings for shares of Municipal Preferred are split between two of the foregoing categories, the lower rating will determine the prevailing rating. If the shares of Municipal Preferred are rated by only one rating agency, such rating will be the prevailing rating.

         "Rate Period" means the Initial Rate Period of shares of Municipal Preferred and any Subsequent Rate Period of such shares.

         "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for either (i) the shortening or lengthening, as the case may be, of such Rate Period or Dividend Period as set forth under "Description of Municipal Preferred--Dividends and Dividend Periods" because the day on which dividends would otherwise be payable is not a Business Day or (ii) the shortening of such Rate Period pursuant to the provisions relating to the designation of Special Rate Periods as set forth in the Statement of Additional Information under "Description of Municipal Preferred--Dividends--Designation of Special Rate Periods."

         "Reference Rate" means (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

         "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Trust, as set forth under "Description of Municipal Preferred--Designation of Special Rate Periods," and ending on the last day of the last Dividend Period thereof.

         "Submission Deadline" means 1:30 P.M. New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" means a valid Bid submitted or deemed submitted to the Auction Agent by a Broker-Dealer by the Submission Deadline.

         "Submitted Hold Order" means a valid Hold Order submitted or deemed submitted to the Auction Agent by a Broker-Dealer by the Submission Deadline.

         "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period of shares of Municipal Preferred to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code, of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less.

         "Treasury Bill Rate," on any date for any Rate Period, means: (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from certain U.S. government securities dealers to the Auction Agent.

         "Treasury Note" means a direct obligation of the U.S. government having a maturity at the time of issuance of five years or less but more than 364 days.

         "Treasury Note Rate," on any date for any Rate Period, means: (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from certain U.S. government securities dealers to the Auction Agent.


            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                     PAGE
                                                                     ----

Use of Proceeds.................................................     B-2
Investment Objectives and Policies..............................     B-2
Trust Charges and Expenses......................................     B-4
Management of the Trust.........................................     B-4
Portfolio Transactions..........................................    B-11
Net Asset Value.................................................    B-12
The Auction.....................................................    B-12
Description of Municipal Preferred..............................    B-24
Repurchase of Common Shares.....................................    B-41
Miscellaneous Investment Practices..............................    B-42
Tax Matters.....................................................    B-51
Shareholder Liability...........................................    B-54
Custodian.......................................................    B-54
Independent Accountants.........................................    B-54
Report of Independent Accountants...............................    B-55
Financial Statements............................................    B-56
Glossary........................................................    B-85
Appendix A--Ratings of Investments..............................    B-92
Appendix B--Auction Procedures..................................    B-98
Appendix C--Settlement Procedures...............................   B-107

================================================================================


                                 $_____________


                              COLONIAL HIGH INCOME
                                 MUNICIPAL TRUST


               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                         __________ SHARES, SERIES _____

                           ___________________________


                                   PROSPECTUS



                             ________________, 1999




                           ___________________________


================================================================================

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                  SUBJECT TO COMPLETION, DATED _________, 1999

                      Colonial High Income Municipal Trust

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") relating to the Series __ Municipal Auction Rate Cumulative Preferred Shares ("Municipal Preferred") offered by Colonial High Income Municipal Trust (the "Trust") contains information which may be useful to investors but which is not included in the Prospectus of the Trust. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Trust dated _________ ___, 1999, describing the Municipal Preferred (the "Prospectus"). This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Colonial Management Associates, Inc. at 1-800-426-3750. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

USE OF PROCEEDS..................................................................................................    B-2
INVESTMENT OBJECTIVES AND POLICIES...............................................................................    B-2
TRUST CHARGES AND EXPENSES.......................................................................................    B-4
MANAGEMENT OF THE TRUST..........................................................................................    B-4
PORTFOLIO TRANSACTIONS...........................................................................................   B-11
NET ASSET VALUE..................................................................................................   B-12
THE AUCTION......................................................................................................   B-12
DESCRIPTION OF MUNICIPAL PREFERRED...............................................................................   B-24
REPURCHASE OF COMMON SHARES......................................................................................   B-41
MISCELLANEOUS INVESTMENT PRACTICES...............................................................................   B-42
TAX MATTERS......................................................................................................   B-51
SHAREHOLDER LIABILITY............................................................................................   B-54
CUSTODIAN........................................................................................................   B-54
INDEPENDENT ACCOUNTANTS..........................................................................................   B-54
REPORT OF INDEPENDENT ACCOUNTANTS................................................................................   B-55
FINANCIAL STATEMENTS.............................................................................................   B-56
GLOSSARY.........................................................................................................   B-85
APPENDIX A--Ratings of Investments...............................................................................   B-92
APPENDIX B--Auction Procedures...................................................................................   B-98
APPENDIX C--Settlement Procedures................................................................................  B-107

                                 USE OF PROCEEDS

     The net proceeds of the offering of shares of Municipal Preferred will be approximately $_________ after payment of the sales load to Salomon Smith Barney (the "Underwriter") and estimated offering costs. A portion of the offering costs has been advanced by the Trust's investment advisor, Colonial Management Associates, Inc. (the "Advisor").

     The net proceeds of the offering will be invested in accordance with the Trust's investment objectives and policies. It is presently anticipated that the Trust will be able to invest substantially all of the net proceeds in Municipal Obligations that meet the Trust's investment objectives at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested initially in high-quality, short-term tax-exempt money market securities, the income on which will be exempt from Federal income taxes, or in high-quality Municipal Obligations with relatively low volatility (such as pre-refunded and intermediate-term securities), to the extent such securities are available. If necessary to invest fully the net proceeds of the offerings immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objectives and Policies--Temporary and Defensive Investments" in the Prospectus, the income on which is subject to Federal income taxes.


                       INVESTMENT OBJECTIVES AND POLICIES


     The Trust's Prospectus describes its investment objective and investment policies. This SAI includes additional information concerning, among other things, the investment policies of the Trust and information about certain securities and investment techniques that are described or referred to in the Prospectus or in which the Trust expects to engage. Except as indicated under "Fundamental Investment Policies," the Trust's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

     The following fundamental restrictions are for the protection of the Trust's shareholders and cannot be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares, including shares of Municipal Preferred, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, including shares of Municipal Preferred, voting as a separate class. A "majority of the outstanding" shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The Trust may:

     (1) issue senior securities or borrow money to the extent permitted by the 1940 Act;

     (2)  only own real estate acquired as a result of owning securities;

     (3)  purchase and sell futures contracts and related options;

     (4) underwrite securities issued by others only when disposing of portfolio securities;

     (5) make loans through lending of securities, through the purchase of debt instruments or similar evidences of indebtedness typically sold to financial institutions and through repurchase agreements;

     (6) not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Trust would own more than 10% of the outstanding voting shares of such issuer; and

     (7) and will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds and tax-exempt notes.

     For the purpose of applying the limitation set forth above in subparagraph
(1), an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in Municipal Obligations insured by any given insurer.

     For the purpose of applying the limitation set forth above in subparagraph
(6), the Trust will treat each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, as separate issuers. In the utilities category, gas, electric, water and telephone companies will be considered as separate industries.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

OTHER INVESTMENT POLICIES

     As non-fundamental investment policies which may be changed without a shareholder vote, the Trust may not:

     (1) purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     (2) have a short securities position, unless the Trust owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     (3) own securities of any company if the Trust knows that the officers and Trustees of the Trust or officers and directors of the Advisor who individually own more than 0.5% of such securities together own more than 5% of such securities; and

     (4) invest in interests in oil, gas or other mineral exploration or development programs, including leases.

         Restrictions imposed by Moody's or Standard & Poor's, or both, on engaging in futures and options transactions as described under "Description of Municipal Preferred--Asset Maintenance," are not fundamental policies and may be changed by the Trust from time to time without shareholder approval; provided, however, that if Moody's or Standard & Poor's, or both, are rating the shares of Municipal Preferred, the Trust must receive written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred. See also "Description of Municipal Preferred--Rating Agency Guidelines" for a description of other rating agency restrictions, none of which is a fundamental policy of the Trust and which may be changed by the Trust from time to time without shareholder approval subject to the foregoing proviso.

                           TRUST CHARGES AND EXPENSES

     Under the Trust's management agreement, the Trust pays the Advisor a monthly fee based on the average weekly net assets of the Trust for such month at the annual rate of 0.65%.

RECENT FEES PAID TO THE ADVISOR AND THE TRANSFER AGENT (BANKBOSTON, N.A., FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) (dollars in thousands)

                                                                  Year Ended December 31,
                                                              --------------------------------
                                                               1998         1997         1996
                                                              ------       ------       ------
Management fee.......................................         $2,123       $2,091       $2,066
Bookkeeping fee......................................             68           67           67
Transfer agent fee...................................             45           66           79


BROKERAGE COMMISSIONS

     For the years ended December 31, 1996, 1997, and 1998, the Trust did not pay any brokerage commissions on securities transactions.



                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below.

NAME (AGE)                       POSITIONS AND                          PRINCIPAL OCCUPATIONS
AND ADDRESS                    OFFICES WITH TRUST                      DURING PAST FIVE YEARS
Robert J. Birnbaum  (71)       Trustee                     Consultant (formerly Special Counsel, Dechert Price
313 Bedford Road                                           & Rhoads (law firm) from September, 1988 to December
Ridgewood, NJ  07450                                       1993; President, New York Stock Exchange from May,
                                                           1985 to June, 1988; President, American Stock
                                                           Exchange, Inc. from 1977 to May, 1985).

Tom Bleasdale  (68)            Trustee                     Retired (formerly Chairman of the Board and Chief
11 Carriage Way                                            Executive Officer, Shore Bank & Trust Company from
Danvers, MA  01923                                         1992 to 1993); Director of The Empire Company since
                                                           June, 1995.

John V. Carberry*  (51)        Trustee                     Senior Vice President of Liberty Financial
56 Woodcliff Road                                          Companies, Inc. (formerly Managing Director, Salomon
Wellesley Hills, MA  02481                                 Brothers (investment banking) from January, 1988 to
                                                           January, 1998).

Lora S. Collins (63)           Trustee                     Attorney (formerly Attorney, Kramer, Levin, Naftalis
1175 Hill Road                                             & Frankel (law firm) from September, 1986 to
Southold, NY 11971                                         November, 1996).

James E. Grinnell  (69)        Trustee                     Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA  01945

Richard W. Lowry  (62)         Trustee                     Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL  32963

Salvatore Macera (67)          Trustee                     Private Investor (formerly Executive Vice President
26 Little Neck Lane                                        of Itek Optical & Electronic Industries, Inc. New
Seabury, MA 02649                                          (electronics) from ____ to ____).

William E. Mayer* (58)         Trustee                     Partner, Development Capital, LLC (venture capital)
500 Park Avenue, 5th Floor                                 (formerly Dean, College of Business and Management,
New York, NY 10022                                         University of Maryland from October, 1992 to November,
                                                           1996; Dean, Simon Graduate School of Business, University of
                                                           Rochester from October, 1991 to July, 1992).

James L. Moody, Jr.  (67)      Trustee                     Retired (formerly Chairman of the Board, Hannaford
16 Running Tide Road                                       Bros. Co. (food retailer) from May, 1984 to May,
Cape Elizabeth, ME  04107                                  1997, and Chief Executive Officer, Hannaford Bros.
                                                           Co. from May, 1973 to May, 1992).

John J. Neuhauser  (55)        Trustee                     Dean, Boston College School of Management since
140 Commonwealth Avenue                                    September, 1977.
Chestnut Hill, MA  02167

Thomas E. Stitzel  (58)        Trustee                     Professor of Finance, College of Business, Boise
2208 Tawny Woods Place                                     State University (higher education); Business
Boise, ID  83706                                           consultant and author.

Robert L. Sullivan  (70)       Trustee                     Retired (formerly Partner, KPMG Peat Marwick LLP,
45 Sankaty Avenue                                          from ____ to ____).
Siasconset, MA  02564

Anne-Lee Verville  (53)        Trustee                     Consultant (formerly General Manager, Global
359 Stickney Hill Road                                     Education Industry from 1994 to 1997, and President,
Hopkinton, NH  03229                                       Applications Solutions Division from 1991 to 1994,
                                                           IBM Corporation (global education and global applications)).

Stephen E. Gibson  (45)        President                   President of the Trust and the Liberty Funds since
                                                           June, 1998, Chairman of the Board since July, 1998,
                                                           and Chief Executive Officer and President since
                                                           December 1996; Director of the Advisor since 1996
                                                           (formerly Executive Vice President from July, 1996
                                                           to December, 1996); Director, Chief Executive
                                                           Officer and President of Liberty Funds Group LLC
                                                           (formerly known as COGRA, LLC) ("LFG") since
                                                           December, 1998 (formerly Director, Chief Executive
                                                           Officer and President of The Colonial Group, Inc.
                                                           ("TCG") from December, 1996 to December, 1998);
                                                           Assistant Chairman of Stein Roe & Farnham
                                                           Incorporated ("SR&F") since August, 1998 (formerly
                                                           Managing Director of Marketing of Putnam Investments
                                                           from June, 1992 to July, 1996).

J. Kevin Connaughton  (34)     Controller and Chief        Controller and Chief Accounting Officer of the Trust
                               Accounting Officer          and the Liberty Funds, except Liberty Funds Trust
                                                           IX, since February, 1998; Controller, Liberty Funds Trust
                                                           IX, since December, 1998; Vice President of the Advisor
                                                           since February, 1998 (formerly Senior Tax Manager, Coopers &
                                                           Lybrand, LLP from April, 1996 to January, 1998; Vice
                                                           President, 440 Financial Group/First Data Investor Services
                                                           Group from March, 1994 to April, 1996.

Timothy J. Jacoby  (45)        Treasurer and               Treasurer and Chief Financial Officer of the Trust and the
                               Chief Financial             Liberty Funds, except Liberty Funds Trust IX, since October,
                               Officer                     1996 (formerly Controller and Chief Accounting Officer from
                                                           October, 1997 to February, 1998); Treasurer of Liberty Funds
                                                           Trust IX since December, 1998; Senior Vice President of the
                                                           Advisor since September, 1996; Vice President, Chief
                                                           Financial Officer and Treasurer of LFG since December, 1998
                                                           (formerly Vice President, Chief Financial Officer and
                                                           Treasurer of TCG from July, 1997 to December, 1998); Senior
                                                           Vice President of SR&F since August, 1998 (formerly Senior
                                                           Vice President, Fidelity Accounting and Custody Services
                                                           from September, 1993 to September, 1996; Assistant Treasurer to the Fidelity Group of Trusts from August, 1990 to
                                                           September, 1993).

Nancy L. Conlin  (45)          Secretary                   Secretary of the Trust and the Liberty Funds, except Liberty
                                                           Funds Trust IX since April, 1998 (formerly Assistant
                                                           Secretary from July, 1994 to April, 1998); Director, Senior
                                                           Vice President, General Counsel, Clerk and Secretary of the
                                                           Advisor since April, 1998 (formerly Vice President, Counsel,
                                                           Assistant Secretary and Assistant Clerk from July, 1994 to
                                                           April, 1998); Vice President, General Counsel and Secretary
                                                           of LFG since December, 1998 (formerly Vice President,
                                                           General Counsel and Clerk of TCG from April, 1998 to
                                                           December, 1998; formerly Assistant Clerk from July, 1994 to
                                                           April, 1998); (formerly Partner, Mintz, Levin, Cohn, Ferris,
                                                           Glovsky and Popeo (law firm) from June, 1990 to June, 1994).

* Denotes those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Advisor. Mr. Carberry is an "interested person" as defined in the 1940 Act because of his affiliation with Liberty Financial Companies, Inc., an indirect parent company of the Advisor. Mr. Mayer is an "interested person" as defined in the 1940 Act because he is a director of Hambrecht & Quist Incorporated, a registered broker-dealer.

The business address of the officers of the Trust is One Financial Center, Boston, MA 02111.

The Trustees of the Trust are also directors or trustees, as the case may be, of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII (formerly known as LFC Utilities Trust), Liberty Variable Investment Trust ("LVIT"), Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial Intermediate High Income Fund, and Colonial Intermarket Income Trust I, (collectively, each trust or any series thereof termed the "Liberty Funds").

     At the next annual meeting of the Trust's shareholders, holders of outstanding shares of Municipal Preferred, voting together as one separate class, will elect two trustees, and holders of outstanding Common Shares and shares of Municipal Preferred, voting together as a single class, will elect five trustees. See "Description of Municipal Preferred--Voting Rights."

     The Trustees serve as trustees of all Liberty Funds for which each Trustee (except Mr. Carberry) receives an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $5,000, and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty Funds based on each Liberty Fund's relative net assets, and one-third of the fees are divided equally among the Liberty Funds.

TRUSTEES AND TRUSTEES' FEES


     For the fiscal and calendar year ended December 31, 1998, the Trustees received the following compensation for serving as Trustees (a):

                                                                                     Total Compensation from
                                       Aggregate Compensation from the            the Fund Complex Paid to the
                                       Trust for the Fiscal Year Ended        Trustees for the Calendar Year Ended
Trustee                                       December 31, 1998                       December 31, 1998 (b)
-------                                -------------------------------        ------------------------------------
Robert J. Birnbaum (c)                              $1,773                                   $ 99,429
Tom Bleasdale (c)                                    2,053 (d)                                115,000 (e)
John V. Carberry (f) (g)                               N/A                                        N/A
Lora S. Collins (c)                                  1,738                                     97,429
James E. Grinnell (c)                                1,838                                    103,071
William D. Ireland, Jr. (h)                            636                                     35,333
Richard W. Lowry (c)                                 1,751                                     98,214
Salvatore Macera (i)                                     0                                     25,250
William E. Mayer (c)                                 1,779                                     99,286
James L. Moody, Jr. (c)                              1,887 (j)                                105,857 (k)
John J. Neuhauser (c)                                1,878                                    105,323
George L. Shinn (h)                                    564                                     31,334
Thomas E. Stitzel (i)                                    0                                     25,250
Robert L. Sullivan (c)                               1,866                                    104,100
Anne-Lee Verville (c) (f)                            1,644 (l)                                 23,445 (m)
Sinclair Weeks, Jr. (h)                                617                                     34,333

(a) The Trust does not currently provide pension or retirement plan benefits to the Trustees.

(b) At December 31, 1998, the complex consisted of 56 open-end and 5 closed-end management investment portfolios in the Liberty Funds (the "Fund Complex").

(c)  Elected by the shareholders of LVIT on October 30, 1998.

(d)  Includes $935 payable in later years as deferred compensation.

(e)  Includes $52,000 payable in later years as deferred compensation.

(f) Elected by the trustees of the closed-end Liberty Funds on June 18, 1998, and by the shareholders of the open-end Liberty Funds on October 30, 1998.

(g) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. ("Liberty Financial").

(h)  Retired as a Trustee of the Trust on April 24, 1998.

(i) Elected by the shareholders of the open-end Liberty Funds on October 30, 1998, and by the trustees of the closed-end Liberty Funds on December 17, 1998.

(j) Total compensation of $1,887 for the fiscal year ended December 31, 1998, will be payable in later years as deferred compensation.

(k) Total compensation of $105,857 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

(l) Total compensation of $1,644 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

(m) Total compensation of $23,445 for the calendar year ended December 31, 1998 will be payable in later years as deferred compensation.


For the fiscal year ended December 31, 1998, certain of the Trustees received the following compensation in their capacities as trustees or directors of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (formerly known as LAMCO Trust I) (together, the "Liberty All-Star Funds") (n):


                                                Total Compensation from the
                                       Liberty All-Star Funds for the Calendar Year
Trustee                                         Ended December 31, 1998 (o)
-------                                --------------------------------------------
Robert J. Birnbaum                                        $25,000
John V. Carberry (p)                                          N/A
James E. Grinnell                                          25,000
Richard W. Lowry                                           25,000
William E. Mayer (q)                                       14,000
John J. Neuhauser (r)                                      25,000

(n) The Liberty All-Star Funds do not currently provide pension or retirement plan benefits to the trustees/directors.

(o) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(p) Elected by the trustees/directors of the Liberty All-Star Funds on June 30, 1998. Does not receive compensation because he is an affiliated trustee and employee of Liberty Financial.

(q) Elected by the shareholders of the Liberty All-Star Equity Fund on April 22, 1998, and by the directors of the Liberty All-Star Growth Fund, Inc. on December 17, 1998.

(r)  Elected by the shareholders of the Liberty All-Star Funds on April 22,
     1998.

     At _________ ___, 1999, the Trust's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     At _________, 1999, ______________________, [Address], owned of record
_________ shares, representing ____%, of the Trust's outstanding shares.

     In addition to the provisions discussed in the Prospectus under "Certain Provisions in the Agreement and Declaration of Trust," the Declaration provides that the obligations of the Trust are not binding upon the Trustees of the Trust individually, but only upon the assets and property of the Trust. The Declaration also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISOR

     Colonial Management Associates, Inc. (the "Advisor"), and/or its affiliate, Colonial Advisory Services, Inc. ("CASI"), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor, sub-advisor or administrator for 51 open-end and 5 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisors have recommended the Liberty Funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.

     The Advisor is a subsidiary of Liberty Funds Group LLC ("LFG"), One Financial Center, Boston, MA 02111. LFG is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a direct majority-owned subsidiary LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

     Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish the Trust with investment research and recommendations or trust management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, the Trust pays a monthly fee based on the average weekly net assets of the Trust for such month. Under the Agreement, any liability of the Advisor to the Trust and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     The Agreement may be terminated with respect to the Trust at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940
Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders.

     The Advisor also provides the Trust with bookkeeping and pricing services, and for these services, the Trust pays the Advisor a monthly fee of $1,500 for the first $50 million of Trust assets, plus a monthly percentage fee at the following annual rates: 0.033% on the next $950 million; 0.016% on the next $1 billion; 0.010% on the next $1 billion; and 0.007% on the excess over $3 billion of the average net assets of the Trust for such month.

     The Advisor also acts as investment advisor to the other Liberty Funds (described under "Fund Charges and Expenses--Trustees' Fees"). The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers, directors or trustees of other Liberty Funds and the other corporate or fiduciary clients of the Advisor. The other investment companies and clients advised by the Advisor may sometimes invest in securities and options in which the Trust will also invest. If the Trust, such other investment companies and such clients desire to buy or sell the same portfolio securities or options at about the same time, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices may have a detrimental effect on the price or volume of the securities or options as far as the Trust is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Liberty Funds outweighs the disadvantages, if any, which might result from these practices.


                             PORTFOLIO TRANSACTIONS

     The Advisor is responsible for decisions to buy and sell securities and other portfolio holdings for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Trust, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. In seeking the most favorable price and execution, the Advisor, having in mind the Trust's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Advisor will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Trust, the Advisor or the Advisor's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Trust may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Advisor in providing investment management for the Trust. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Trust will not be reduced because the Advisor and/or other clients receive such services. The allocation of orders and the commission rates paid by the Trust will be reviewed periodically by the Board of Trustees.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor, an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     For the fiscal years ended December 31, 1996, 1997 and 1998, the Trust paid no brokerage commissions for the execution of portfolio transactions. The rates of portfolio turnover for each of the fiscal years ended December 31, 1996, 1997 and 1998 were 15%, 17% and 29%, respectively.

                                 NET ASSET VALUE

     Net asset value of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Trust may authorize. The net asset value of the Trust equals the value of the Trust's assets less the Trust's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     In determining net asset value for the Trust, the Trust's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Trust) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.


                                   THE AUCTION

GENERAL

     The Amended and Restated By-Laws of Colonial High Income Municipal Trust, adopted by the Board of Trustees (the "By-Laws"), provide that the Applicable Rate for each Rate Period of Municipal Preferred after the Initial Rate Period therefor shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the By-Laws and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the By-Laws.

     As used herein with respect to shares of Municipal Preferred, (i) "Applicable Rate" means the rate per annum at which dividends are payable on such shares for any Rate Period thereof, (ii) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares, (iii) "Business Day" means a day on which the New York Stock Exchange is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iv) "Date of Original Issue" means the date on which the Trust initially issued such shares, (v) "Dividend Payment Date" means any date on which dividends on such shares are payable as provided under "Description of Municipal Preferred--Dividends--General," (vi) "Dividend Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares, (vii) "Existing Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of such shares, (viii) "Initial Rate Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares, (ix) "Potential Beneficial Owner" means a customer of a Broker-Dealer that is not a Beneficial Owner of such shares that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional such shares, (x) "Potential Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is not an Existing Holder of such shares or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional such shares, (xi) "Rate Period" means the Initial Rate Period of such shares and any Subsequent Rate Period, including any Special Rate Period, of such shares, (xii) "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period of such shares to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof, (xiii) "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days and (xiv) "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Trust, as set forth under "Description of Municipal Preferred--Dividends--Designation of Special Rate Periods," and ending on the last day of the last Dividend Period thereof.

     Auction Agency Agreement. The Trust will enter into an agreement (the "Auction Agency Agreement") with ______________________________ (together with any successor bank or trust company or other entity entering into a similar agreement with the Trust, the "Auction Agent") which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of Municipal Preferred so long as the Applicable Rate for such shares is to be based on the results of an Auction.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more broker-dealers. The Auction Agent will enter into agreements with Salomon Smith Barney Inc. and ____________________, and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more additional broker-dealers (collectively, the "Broker-Dealers") selected by the Trust, which provide for the participation of Broker-Dealers in Auctions. See "Broker-Dealers" below.

     Securities Depository. The Depository Trust Company ("DTC," together with any successor securities depository selected by the Trust, the "Securities Depository") will act as the Securities Depository for the Agent Members with respect to shares of Municipal Preferred. One certificate for all of the shares of Municipal Preferred will be registered in the name of Cede & Co. ("Cede"), as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Municipal Preferred contained in the By-Laws. The Trust will also issue stop-transfer instructions to the transfer agent for shares of Municipal Preferred. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Trust's trustees, as described below under "Description of Municipal Preferred--Voting Rights," Cede will be the holder of record of all shares of Municipal Preferred, and owners of shares of Municipal Preferred will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of Municipal Preferred, whether for its own account or as a nominee for another person.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

     The first Auction for shares of Series __ Municipal Preferred will be held on ________, __________, 1999, the Business Day preceding the Dividend Payment Date for the Initial Rate Period of Municipal Preferred. See "Description of Municipal Preferred--Dividends." Thereafter, Auctions will normally be held every ________, and each Subsequent Rate Period will normally begin on the following _______, unless the then-current Rate Period is a Special Rate Period or, in certain circumstances, the day that would normally be the Auction Date or the first day of such Subsequent Rate Period is not a Business Day. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See "Description of Municipal Preferred--Dividends" for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.

     Whenever the Trust intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on shares of Municipal Preferred, the Trust shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. See also "Description of Municipal Preferred--Dividends--Gross-up Payments" below.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

     Prior to the Submission Deadline (as defined under "Submission of Orders by Broker-Dealers to Auction Agent" below) on each Auction Date for shares of Municipal Preferred:

          (a) each Beneficial Owner of such shares may submit to its Broker-Dealer by telephone or otherwise a:

               (i) "Hold Order" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Rate Period;

               (ii) "Bid" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such bid; and/or

               (iii) "Sell Order" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Rate Period; and

          (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares of Municipal Preferred that they offer to purchase if the Applicable Rate for such shares for the next succeeding Rate Period is not less than the rate per annum specified in such Bids.

The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of Municipal Preferred then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all the outstanding shares of Municipal Preferred held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all of the outstanding shares of Municipal Preferred held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Municipal Preferred subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of Municipal Preferred that offers to become the Beneficial Owner of additional shares of Municipal Preferred is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of shares of Municipal Preferred may submit to its Broker-Dealer Bids in which it offers to purchase shares of Municipal Preferred if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of Municipal Preferred specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

     As described more fully below under "Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Municipal Preferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Municipal Preferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

     Neither the Trust nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Trust may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Municipal Preferred that is fewer than the number of shares of Municipal Preferred specified in its Order. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

     As described above, any Bid specifying a rate higher than the Maximum Rate (as defined below) will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     As used herein, "Maximum Rate," when used with respect to shares of Municipal Preferred on an Auction Date, means:

               (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Rate Multiple on such Auction Date, unless such shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

                    (A) the dividend rate on such shares for the then-ending
               Rate Period; and

                    (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

               (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and
          (2) the Rate Multiple on such Auction Date.

     As used herein, "Reference Rate" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     As used herein, "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds, the interest on which is excludable for regular Federal income tax purposes under the Code, of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     As used herein, "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, means:

               (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate

         Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate;
         (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's or the equivalent of such rating by Standard & Poor's or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

               (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (0.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means ______________________ or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer. As used herein, "Substitute Commercial Paper Dealer" means _____________________ or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

     As used herein, "Treasury Bill Rate," on any date for any Rate Period, means:

               (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

               (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     As used herein, "Treasury Note Rate," on any date for any Rate Period, means:

               (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

               (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     For purposes of the foregoing, "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less, and "Treasury Note" means a direct obligation of the U.S. government having a maturity at the time of issuance of five years or less but more than 364 days. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, "U.S. Government Securities Dealer" means ____________________ or their respective affiliates or successors, if such entity is a U.S. government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean ___________________or their respective affiliates or successors, if such entity is a U.S. government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

     The applicable "AA" Composite Commercial Paper Rates, Taxable Equivalent of the Short-Term Municipal Bond Rates, Treasury Bill Rates and Treasury Note Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

     The "Rate Multiple" will be a percentage, determined as set forth below, based on the prevailing rating of shares of Municipal Preferred in effect at the close of business on the Business Day next preceding such Auction Date:

          PREVAILING RATING                                  PERCENTAGE
          -----------------                                  ----------
          "aa3"/AA- or higher.............................      110%
          "a3"/A-.........................................      125%
          "baa3"/BBB-.....................................      150%
          "ba3"/BB-.......................................      200%
          Below "ba3"/BB-.................................      250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. If the shares of Municipal Preferred are rated by only one rating agency, such rating will be the prevailing rating.

     For purposes of this definition, the "prevailing rating" of shares of Municipal Preferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB-if such shares have a rating of "ba3" or better by Moody's and BB- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then

Below "ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. The Trust will take all reasonable action necessary to enable either Standard & Poor's or Moody's to provide a rating for shares of Municipal Preferred. If neither Standard & Poor's nor Moody's shall make such a rating available, _______________________ or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended) to act as a substitute rating agency in respect of the shares of Municipal Preferred, and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Prior to 1:30 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Trust) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of Municipal Preferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding shares of Municipal Preferred subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (a) all Hold Orders will be considered valid, but only up to and including in the aggregate the number of shares of Municipal Preferred held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of shares held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of shares held by such Existing Holder;

          (b) (i) any Bid will be considered valid up to and including the excess of the number of shares of Municipal Preferred held by such Existing Holder over the number of shares of Municipal Preferred subject to any Hold Orders referred to in clause (a) above;

               (ii) subject to subclause (i), if more than one Bid of an Existing Holder is submitted to the Auction Agent with the same rate and the number of shares of Municipal Preferred subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Municipal Preferred subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Municipal Preferred equal to such excess;

               (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

               (iv) in any such event, the number, if any, of such shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid by or on behalf of a Potential Holder at the rate specified therein; and

          (c) all Sell Orders will be considered valid up to and including the excess of the number of outstanding shares of Municipal Preferred held by such Existing Holder over the sum of shares of Municipal Preferred subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

     If more than one Bid of a Potential Holder for shares of Municipal Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS,
WINNING BID RATE AND APPLICABLE RATE

     Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of outstanding shares of Municipal Preferred over the number of outstanding shares of Municipal Preferred subject to Submitted Hold Orders (such excess being herein referred to as the "Available Municipal Preferred") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of outstanding shares of Municipal Preferred that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of outstanding shares of Municipal Preferred that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

     If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of outstanding shares of Municipal Preferred which, when added to the number of outstanding shares of Municipal Preferred to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Municipal Preferred. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of Municipal Preferred.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period for all shares of Municipal Preferred will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of Municipal Preferred subject to such Sell Orders but will continue to own shares of Municipal Preferred for the next Rate Period, dividends for which may include income taxable to such Beneficial Owners. See "The Auction--Auction Dates; Advance Notice of Allocation of Taxable Income" above and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     If all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period will be the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (i) (1) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(1), (2) or (3) as applicable, being referred to herein as the "Benchmark Rate") and (ii) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of Municipal Preferred in such Rate Period any net capital gain or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of Municipal Preferred for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield

Rate. For purposes of the foregoing, "Taxable Yield Rate" means the rate determined by (a) dividing the amount of Taxable Income available for distribution per share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000. In calculating the "AA" Composite Commercial Paper Rate, the Treasury Bill Rate and the Treasury Note Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "AA" Composite Commercial Paper Rate, Treasury Bill Rate and Treasury Note Rate set forth under "The Auction--Orders by Existing Holders and Potential Holders."

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS
AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

     Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of Municipal Preferred will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of Municipal Preferred subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of Municipal Preferred subject to such Submitted Sell Order or Submitted Bid;

          (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of Municipal Preferred subject to such Submitted Bid, unless the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids is greater than the number of shares of Municipal Preferred in excess of the Available Municipal Preferred over the number of shares of Municipal Preferred accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold a number of outstanding shares of Municipal Preferred subject to such Submitted Bid determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids of such Existing Holders; and

          (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any shares of Available Municipal Preferred not accounted for in clauses
     (b) through (d) above on a pro rata basis based on the outstanding shares of Municipal Preferred subject to all such Submitted Bids.

     If Sufficient Clearing Bids have not been made (unless this results because all outstanding shares of Municipal Preferred are subject to Submitted Hold Orders):

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid; and

          (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of shares of Municipal Preferred determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids and Submitted Sell Orders.

     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of shares of Municipal Preferred being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of Municipal Preferred. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of Municipal Preferred for purchase among Potential Holders so that only whole shares of Municipal Preferred are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of Municipal Preferred.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of Municipal Preferred as a result of the Auction and will be required to advise each customer purchasing or selling shares of Municipal Preferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of Municipal Preferred on the registry of Existing Holders to be maintained by the Auction Agent. See "General" above.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Municipal Preferred are set forth in Appendix C hereto.

     If any Existing Holder selling shares of Municipal Preferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of Municipal Preferred in such Auction may deliver to such person a number of whole shares of Municipal Preferred that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of Municipal Preferred to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of Municipal Preferred, a list of initial owners of such shares provided by the Trust, the results of Auctions, notices from any Broker-Dealer (or other Person, if permitted by the Trust) with respect to transfers described in the Prospectus under "The Auction--Secondary Market Trading and Transfer of Municipal Preferred" and notices from the Trust. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 P.M., New York City time, on the Business Day preceding such Auction.

     The Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for shares of Municipal Preferred. The registrar for shares of Municipal Preferred will send notices to holders of shares of Municipal Preferred of any special meetings at which holders of Municipal Preferred have the right to elect trustees of the Trust. See "Description of Municipal Preferred--Voting Rights" below.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of Municipal Preferred will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Municipal Preferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Municipal Preferred will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or
(C) a valid Hold Order.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Trust) may submit Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     The Broker-Dealers expect, but are not obligated, to maintain a secondary trading market in shares of Municipal Preferred outside of Auctions. There can be no assurance that a secondary trading market in shares of Municipal Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The shares of Municipal Preferred will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.


                       DESCRIPTION OF MUNICIPAL PREFERRED

     The descriptions of the shares of Municipal Preferred contained in the Prospectus and this Statement of Additional Information do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration and the By-Laws. Copies of the Declaration and the form of the By-Laws are filed as exhibits to the Registration Statement of which the Prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

     The shares of Municipal Preferred will rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

DIVIDENDS

     General. The holders of shares of Municipal Preferred offered pursuant to the Prospectus will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, cumulative cash dividends at the Applicable Rate thereof, determined as set forth below under "Determination of Dividend Rate," and no more (except as otherwise provided below under "Gross-up Payments"), payable on the respective dates determined as set forth below. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on shares of Municipal Preferred which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

     Dividends on shares of Municipal Preferred shall accumulate at the Applicable Rate from the Date of Original Issue and, except as provided below, shall be payable on ________, ________ __, 1999, and thereafter on each ______; provided, however, that (1) if the ________ on which dividends would otherwise be payable as set forth above is not a Business Day, then dividends shall be payable instead on the first Business Day that falls prior to such _________ and
(2) the Trust in its discretion may establish Dividend Payment Dates in respect of any Special Rate Period of such shares consisting of more than 28 Rate Period Days that differ from those set forth above; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent and filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined as set forth below under "Designation of Special Rate Periods."

     The amount of dividends per share payable on shares of Municipal Preferred on any date on which dividends shall be payable on such shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000. Any dividend payment made on shares of Municipal Preferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares.

     Each dividend on shares of Municipal Preferred will be paid on the Dividend Payment Date therefor to the holders of record as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment

Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of record as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

     The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Trust to the accounts of the respective Agent Members in next-day funds. Each of the initial Broker-Dealers, however, has represented to the Trust that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, the Agent Member designated by such Broker-Dealer) will make such dividend payments available in same-day funds on each Dividend Payment Date to Beneficial Owners that use such Broker-Dealer or its designee as Agent Member. A Beneficial Owner of shares of Municipal Preferred that does not use one of the initial Broker-Dealers or a designee thereof as its Agent Member should contact the Agent Member used by such Beneficial Owner to determine whether such Agent Member will make dividend payments available to such Beneficial Owner in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a Beneficial Owner, such Beneficial Owner who uses such Agent Member would not have same-day funds available to it until the next Business Day, which, in the case of a Dividend Payment Date that is a ________, would be the following ________ if it is a Business Day.

     Determination of Dividend Rate. The dividend rates on shares of Municipal Preferred offered pursuant to the Prospectus during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Rate Period therefor will be equal to the rate per annum set forth with respect to such shares on the cover page of the Prospectus. For each Subsequent Rate Period thereafter, the dividend rate on such shares will be equal to the rate per annum that results from an Auction on the Auction Date next preceding such Subsequent Rate Period; provided, however, if:

               (i) an Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on such shares for such Subsequent Rate Period will be the Maximum Rate on the Auction Date therefor;

               (ii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with the next succeeding paragraph and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of such shares, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of Municipal Preferred, if any, for which Notice of Redemption has been mailed by the Trust, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred to be redeemed, no Auction will be held in respect of shares of Municipal Preferred for the Subsequent Rate Period thereof and the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

               (iii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of Municipal Preferred for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period will be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-"); or

               (iv) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (iv), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of Municipal Preferred for such Subsequent Rate Period (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on shares of Municipal Preferred for any Rate Period being herein referred to as the "Applicable Rate" for such shares).

     A Failure to Deposit with respect to shares of Municipal Preferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period if, within the respective time periods described immediately above, the Trust shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of Municipal Preferred and (ii) without duplication, the Redemption Price for the shares of Municipal Preferred, if any, for which Notice of Redemption has been mailed; provided, however, that the foregoing clause (ii) shall not apply to the Trust's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     Gross-up Payments. Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:

     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as described above under "The

Auction--Auction Dates; Advance Notice of Allocation of Taxable Income" (such allocation is referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the dissolution, liquidation or winding up of the affairs of the Trust, the Trust will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Trust makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

     The Trust shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

     A "Gross-up Payment" in respect of any dividend means payment to a holder of shares of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Municipal Preferred is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     Restrictions on Dividends and Other Payments. Under the 1940 Act, the Board of Trustees may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares, including the shares of Municipal Preferred, have, at the time of any such declaration or purchase (and after giving effect thereto), an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other percentage as may in the future be required by law).

     In addition, for so long as any shares of Municipal Preferred are outstanding, except as set forth in the following paragraph or otherwise described herein, (A) the Trust may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust) in respect of Common Shares or any other shares of the Trust ranking junior to or on a parity with the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with the shares of Municipal Preferred as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust), unless (1) full cumulative dividends on shares of Municipal Preferred through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Trust has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto and (B) if either Moody's or Standard & Poor's is rating the shares of Municipal Preferred, the Trust may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust) in respect of Common Shares or any other shares of the Trust ranking junior to shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets or Standard & Poor's Eligible Assets, or both, as the case may be, would at least equal the Municipal Preferred Basic Maintenance Amount (see "Description of Municipal Preferred--Rating Agency Guidelines" and "--Redemption").

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Municipal Preferred through their most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Municipal Preferred through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share of Municipal Preferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     Under the Code, the Trust must, among other things, distribute at least 90% of the sum of its net investment income (including the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Trust's ability to maintain such qualification. See "Tax Matters--Federal Income Tax Matters."

     Designation of Special Rate Periods. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to adjustment as described below. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) an Auction for such shares shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for such shares shall have existed in such Auction and
(iii) if the Trust shall have mailed a notice of redemption with respect to any shares of Municipal Preferred, as described under "Redemption--Notice of Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of Municipal Preferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Standard & Poor's (if Standard & Poor's is then rating such shares) and Moody's (if Moody's is then rating such shares) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Standard & Poor's (if Standard & Poor's is then rating such shares) and Moody's (if Moody's is then rating such shares) with such documents as either may request.

     In the event the Trust wishes to designate a Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a _______ that is a Business Day, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first ________ that is followed by a ________ that is a Business Day preceding what would otherwise be such last day.

         If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be
(i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the holders of shares of Municipal Preferred. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent), notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period as to which notice has been given as set forth in the preceding paragraph (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

                  (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for such shares shall not be held on such Auction Date for any reason or
         (2) an Auction for such shares shall be held on such Auction Date but Sufficient Clearing Bids for such shares shall not exist in such Action, (D) the scheduled Dividend Payment Dates for such shares during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to such shares in respect of such Special Rate Period; such notice to be accompanied by a Municipal Preferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such shares) and Standard & Poor's Eligible Assets (if Standard & Poor's is then rating such shares) each have an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Trust); or

                  (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of Municipal Preferred and that the next succeeding Rate Period shall be a Minimum Rate Period.

         If the Trust fails to deliver either such notice (and, in the case of the notice described in clause (i) above, a Municipal Preferred Basic Maintenance Report to the effect set forth in clause (i) (if either Moody's or Standard & Poor's is then rating the shares of Municipal Preferred)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in clause (ii) above. In the event the Trust delivers to the Auction Agent a notice described in clause (i) above, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in clause (ii) above, the Trust will provide Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) a copy of such notice.

VOTING RIGHTS

         Holders of shares of Municipal Preferred are entitled to vote on certain matters as described herein under "Investment Objectives and Policies--Fundamental Investment Policies" and in the Prospectus under "Description of Municipal Preferred--Voting Rights" and "Certain Provisions in the Agreement and Declaration of Trust."

         In connection with the election of the Trust's trustees, holders of outstanding Preferred Shares, including shares of Municipal Preferred, voting together as one separate class, shall be entitled to elect two of the Trust's trustees, and the remaining trustees will be elected by holders of Common Shares and Preferred Shares, including shares of Municipal Preferred, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares, including shares of Municipal Preferred, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including shares of Municipal Preferred, the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of Municipal Preferred, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including shares of Municipal Preferred, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Trust as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including shares of Municipal Preferred, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including shares of Municipal Preferred (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

         The Trust may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting together as one separate class:

                  (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust (except that (i) the Trust may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust if, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding, exclusive of accumulated and unpaid dividends, would not exceed $__________; provided, however, that the Trust obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred, and (ii) so long as either at least one of Moody's or Standard & Poor's is rating the shares of Municipal Preferred, the Trust may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust notwithstanding that, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding would exceed $__________; provided, however, that the Trust obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred) or

                  (b) amend, alter or repeal the provisions of the Declaration or the By-Laws, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of the shares of Municipal Preferred or the holders thereof (provided, however, that a division of a share of Municipal Preferred shall be deemed to affect any such preference, right or power only if the terms of such division adversely affect the holders of any shares of Municipal Preferred);

provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust will be deemed to affect such preferences, rights or powers only if at least one of Moody's or Standard & Poor's is then rating the shares of Municipal Preferred and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Municipal Preferred Asset Coverage or the Municipal Preferred Basic Maintenance Amount. So long as any shares of Municipal Preferred are outstanding, the Trust may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth in this paragraph would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Trust will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).

         Voting provisions will not apply with respect to shares of Municipal Preferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the By-Laws by the rating agencies in the event the Trust receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

RATING AGENCY GUIDELINES

         The Trust intends that, so long as shares of Municipal Preferred are outstanding, the composition of its portfolio will reflect guidelines established by at least one of Moody's or Standard & Poor's in connection with the Trust's receipt on the Date of Original Issue of the shares of Municipal Preferred of ratings of "aaa" from Moody's or AAA from Standard & Poor's. Moody's and Standard & Poor's, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and Standard & Poor's in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Trust in order to satisfy current requirements necessary for Moody's or Standard & Poor's, or both, to issue the above-described ratings for shares of Municipal Preferred, which ratings are generally relied upon by investors in purchasing such securities. In the context of a closed-end investment company such as the Trust, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of Municipal Preferred only so long as such rating agency is rating such shares. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

         So long as either Standard & Poor's or Moody's, or both, are rating the shares of Municipal Preferred, the Trust may not, among other things, (1) engage in futures or options transactions, except in accordance with the then-current guidelines of such rating agencies, (2) borrow money, except that the Trust may, without obtaining the written confirmation described below, borrow money for the purpose of clearing securities transactions if (a) the Municipal Preferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (b) such borrowing (i) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing (for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed), (3) issue additional shares of Municipal Preferred or any class or series of shares ranking prior to or on a parity with the shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or reissue any shares of Municipal Preferred previously purchased or redeemed by the Trust, (4) engage in any short sales of securities,
(5) lend any securities, (6) merge or consolidate into or with any corporation,
(7) change the pricing service (currently _________) referred to in the definition of Market Value, or (8) enter into reverse repurchase agreements, unless in each case (except as described above) it has received written confirmation from Standard & Poor's or Moody's, or both, as appropriate, that any such action would not impair the rating then assigned by such rating agency to shares of Municipal Preferred. While the Trust does not presently intend to borrow, and while the Trust is restricted under the 1940 Act from borrowing in excess of 33 1/3% of its total assets and is otherwise restricted from borrowing pursuant to rating agency guidelines, under certain circumstances and notwithstanding adverse interest rate or market conditions, the Trust is permitted to borrow for temporary or emergency purposes (e.g., to make required distributions or pay dividends) or to repurchase shares when such borrowing is deemed to be in the best interest of the common shareholders. See "Repurchase of Common Shares" herein and "Repurchase of Common Shares; Conversion to Open-End Fund" in the Prospectus for the circumstances under which the Trust may purchase Common Shares and incur indebtedness in connection therewith. Should the Trust borrow, the Trust would be required to pay when due the interest obligation on any debt incurred by the Trust before it would be able to pay dividends on shares of Municipal Preferred, and it is likely that the Trust would be required to pay the principal amount of any such debt prior to meeting the liquidation preference of the shares of Municipal Preferred. Because the interest expense on borrowings by the Trust will reduce the Trust's net investment earnings available to pay dividends on shares of Municipal Preferred, borrowing may impair the Trust's ability to pay such dividends on shares of Municipal Preferred. This risk is heightened in the event the Trust incurs variable rate debt, the interest rate on which may increase with increases in prevailing market rates.

ASSET MAINTENANCE

         1940 Act Municipal Preferred Asset Coverage. The Trust will be required under rating agency guidelines to maintain, as of the last Business Day of each month on which any shares of Municipal Preferred are outstanding, asset coverage of at least 200% with respect to such shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares). If the Trust fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred ("1940 Act Municipal Preferred Asset Coverage") and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Trust will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "Redemption" below.

         Municipal Preferred Basic Maintenance Amount. The Trust will be required under rating agency guidelines to maintain, as of each Business Day (a "Valuation Date") on which shares of Municipal Preferred are outstanding, assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount established by the rating agency or agencies then rating the shares of Municipal Preferred. If the Trust fails to meet such requirement on any Valuation Date and such failure is not cured on or before the seventh Business Day after such Valuation Date (the "Municipal Preferred Basic Maintenance Cure Date"), the Trust will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "Redemption" below.

         The "Municipal Preferred Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

                  (A) (i) the product of the number of shares of Municipal Preferred outstanding on such date multiplied by $25,000, plus any redemption premium applicable to shares of Municipal Preferred then subject to redemption;

                  (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for each share of Municipal Preferred outstanding that follows such Valuation Date;

                  (iii) subject to certain exceptions, the aggregate amount of dividends that would accumulate on shares of Municipal Preferred outstanding from such first Dividend Payment Date through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment
                  Date) for a Minimum Rate Period thereof to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of such shares to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of such shares to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length;

                  (iv) the amount of anticipated Trust expenses for the 90 days subsequent to such Valuation Date;

                  (v) the amount of the Trust's Maximum Potential Gross-up Payment Liability as of such Valuation Date; and

                  (vi) any current liabilities as of such Valuation Date to the extent not reflected in any of (A)(i) through (A)(v) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

                  (B) the value of any Trust assets irrevocably deposited by the Trust for the payment of any of (A)(i) through (A)(vi), all as calculated in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred.

For purposes of the foregoing, "Maximum Potential Gross-up Payment Liability," as of any Valuation Date, means the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gain and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

         In managing the Trust's portfolio, the Advisor will not alter the composition of the Trust's portfolio if, in the reasonable belief of the Advisor, the effect of any such alteration would be to cause the Trust to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Municipal Preferred Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Trust's Eligible Assets exceeded the Municipal Preferred Basic Maintenance Amount by 5% or less, the Advisor will not alter the composition of the Trust's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Trust's Eligible Assets unless the Trust shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Trust's Eligible Assets would exceed the Municipal Preferred Basic Maintenance Amount.

         Upon any failure to maintain the required Discounted Value, the Trust will seek to alter the composition of its portfolio to reattain the Municipal Preferred Basic Maintenance Amount on or prior to the Municipal Preferred Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         On or before the third Business Day after a Valuation Date on which the Trust fails to meet the Municipal Preferred Basic Maintenance Amount, and on the third Business Day after the Municipal Preferred Basic Maintenance Cure Date with respect to such Valuation Date, the Trust is required to deliver to the Auction Agent (so long as either Moody's or Standard & Poor's is rating the shares of Municipal Preferred) a report with respect to the calculation of the Municipal Preferred Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a "Municipal Preferred Basic Maintenance Report"). The Trust will also deliver, as required, a Municipal Preferred Basic Maintenance Report as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of each of February, May, August and November of each year, commencing _________ ___, 1999, the Trust will deliver a letter prepared by the Trust's independent accountants regarding the accuracy of the calculations made by the Trust in its most recent Municipal Preferred Basic Maintenance Report. If any such letter prepared by the Trust's independent accountants shows that an error was made in the most recent Municipal Preferred Basic Maintenance Report, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust.

         The Discount Factors and guidelines for determining the market value of the Trust's portfolio holdings, described below, have been based by the rating agencies on criteria such as the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         Standard & Poor's AAA Rating Guidelines. For purposes of calculating the Discounted Value of the Trust's portfolio under current Standard & Poor's guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("Standard & Poor's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Standard & Poor's Discount Factors"). The Discounted Value of a Municipal Obligation under Standard & Poor's guidelines is the fair market value thereof divided by the Standard & Poor's Discount Factor. The Standard & Poor's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Standard & Poor's Exposure Period" (currently, three Business
Days) and the Standard & Poor's rating on such Municipal Obligation. Standard & Poor's Discount Factors for a range of exposure periods are set forth below:

                                                                     STANDARD & POOR'S DISCOUNT FACTORS
                                                                              RATING CATEGORY
                                                                     -----------------------------------
         EXPOSURE PERIOD                                  AAA          AA           A          BBB       UNRATED
         ----------------                                 ---          --          ---         ---       -------
         45 Business Days..............................   190%         195%        210%        250%        220%
         22 Business Days..............................   170          175         190         230         220
         10 Business Days..............................   155          160         175         215         220
         7 Business Days...............................   150          155         170         210         220
         3 Business Days...............................   130          135         150         190         220

         Since the Standard & Poor's Exposure Period currently applicable to the Trust is three Business Days, the Standard & Poor's Discount Factors currently applicable to Standard & Poor's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "3 Business Days." Notwithstanding the foregoing, (i) the Standard & Poor's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by Standard & Poor's and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by Standard & Poor's but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from Standard & Poor's; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as Standard & Poor's Eligible Assets; (ii) no Standard & Poor's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and
(iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by Standard & Poor's but qualifies as a Standard & Poor's Eligible Asset pursuant to clause (1)(c) of the following paragraph, such Municipal Obligation will be deemed to have a Standard & Poor's rating one full rating category lower than the Standard & Poor's rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by Standard & Poor's, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating Standard & Poor's Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         The Standard & Poor's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Standard & Poor's Eligible Assets:

                  (1) In order to be considered Standard & Poor's Eligible Assets, Municipal Obligations owned by the Trust must:

                           (a) be interest bearing and pay interest at least
                  semi-annually;

                           (b) be payable in U.S. dollars;

                           (c) be publicly rated BBB or higher by Standard &
                  Poor's or, if not rated by Standard & Poor's but rated by another nationally recognized credit rating agency, be publicly rated A or higher by such agency;

                           (d) not be private placements; and

                           (e) be part of an issue with an original issue size
                  of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event lower than $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

                  (2) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) will be considered Standard & Poor's Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 10% of the aggregate fair market value of Standard & Poor's Eligible Assets, provided that 2% is added to the applicable Standard & Poor's Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of Standard & Poor's Eligible Assets.

                  (3) Municipal Obligations rated by another nationally recognized credit rating agency but not rated by Standard & Poor's will be considered Standard & Poor's Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of Standard & Poor's Eligible Assets.

                  (4) Long-term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory will be considered Standard & Poor's Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of Standard & Poor's Eligible Assets.

         Moody's "aaa" Rating Guidelines. For purposes of calculating the Discounted Value of the Trust's portfolio under current Moody's guidelines, Municipal Obligations eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a Municipal Obligation under Moody's guidelines is, as of any Valuation Date, (i) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (ii) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (a) the lesser of the market value or call price thereof, including any call premium, divided by (b) the applicable Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Moody's Exposure Period" (currently, the period commencing on a given Valuation Date and ending 49 days thereafter) and the Moody's rating on such Municipal Obligation. Moody's Discount Factors for a range of exposure periods for bonds with 10 years to maturity are set forth below:

                                                                      MOODY'S DISCOUNT FACTORS
                                                                           RATING CATEGORY
                                  -------------------------------------------------------------------------------------------------
EXPOSURE PERIOD                   Aaa*      Aa*        A*        Baa*       OTHER**      (V)MIG-1***     SP-1+****      UNRATED*****
---------------                   ----      ---        --        ----       -------      -----------     ---------      -----------
7 weeks............               151%      159%       166%      173%       187%         136%            148%           225%
8 weeks or less but
greater than seven
weeks..............               154       161        168       176        190          137             149            231
9 weeks or less but
greater than eight
weeks..............               156       163        170       177        192          138             150            240

------------------

         *        Moody's rating.

         ** Municipal Obligations not rated by Moody's but rated BBB by Standard & Poor's.

         *** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         **** Municipal Obligations not rated by Moody's but rated SP-1+ by Standard & Poor's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         *****    Municipal Obligations not rated by Moody's or Standard &
                  Poor's.

         Since the Moody's Exposure Period currently applicable to the Trust is 49 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 weeks." Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by Standard & Poor's and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of conditions
(x) or (y).

         The Moody's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:

                                                  Minimum           Maximum          Maximum
                                                Issue Size        Underlying   State or Territory
         Rating                                ($ Millions)       Obligor (%)   Concentration (%)
         ------                                ------------       -----------   -----------------
         Aaa................................        10                100              100
         Aa.................................        10                 20               60
         A..................................        10                 10               40
         Baa................................        10                  6               20
         Other*.............................        10                  4               12

--------------

*        Municipal Obligations not rated by Moody's but rated BBB by Standard &
         Poor's.

         The percentages set forth in the preceding table are based upon Moody's Eligible Assets calculated excluding cash. Current Moody's guidelines also require that Municipal Obligations constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by Standard & Poor's, that they be rated at least BBB by Standard & Poor's, and that they not have suspended ratings. For purposes of determining the Moody's Discount Factors applicable to such Standard & Poor's-rated Municipal Obligations, any such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have a Moody's rating which is one full rating category lower than its Standard & Poor's rating. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1, VMIG-1, or P-1, or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by Standard & Poor's, will be considered to have a long-term rating of A.

         The Trust will enter into futures and options transactions only for bona fide hedging purposes and not for leveraging or speculative purposes. So long as either Standard & Poor's or Moody's is rating the Municipal Preferred, the Trust will only engage in futures or options transactions in accordance with the then-current guidelines of such ratings agencies, and only after it has received written confirmation from Standard & Poor's or Moody's, as appropriate, that such transactions would not impair the ratings then assigned by such rating agency to shares of Municipal Preferred.

REDEMPTION

         Optional Redemption. Except as described below,

                  (i) shares of Municipal Preferred are redeemable, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date therefor, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding; (2) unless otherwise provided in the By-laws, shares of Municipal Preferred are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to the next succeeding sentence, the Notice of Special Rate Period relating to a Special Rate Period of shares of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that such shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions"); and

                  (ii) shares of Municipal Preferred are redeemable, at the option of the Trust, as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such shares for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

A Notice of Special Rate Period relating to shares of Municipal Preferred for a Special Rate Period may contain Special Redemption Provisions only if the Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of such shares, determines that such Special Redemption Provisions are in the best interest of the Trust.

         If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of shares of such series (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of shares of Municipal Preferred, the Securities Depository will determine the number of shares to be redeemed from the accounts of the Agent Members. The Agent Members, in turn, may determine to redeem shares from some persons listed on their records as beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other persons listed on their records as beneficial owners.

         The Trust may not mail a Notice of Redemption relating to an optional redemption as described above on any date unless on such date (a) the Trust has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of shares of Municipal Preferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of Municipal Preferred) and the Discounted Value of Standard & Poor's Eligible Assets (if Standard & Poor's is then rating the shares of Municipal Preferred) each at least equal the Municipal Preferred Basic Maintenance Amount and would at least equal the Municipal Preferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Municipal Preferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Trust.

         Mandatory Redemption. The Trust will be required to redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption (such amount, together with the redemption prices described above under "Optional Redemption," being herein referred to as the "Redemption Price"), certain of the shares of Municipal Preferred to the extent permitted under the 1940 Act, the Declaration, the By-Laws and any applicable law, if the Trust fails to maintain the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage in accordance with the requirements of the rating agency or rating agencies then rating the shares of Municipal Preferred and such failure is not cured on or before the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of shares of Municipal Preferred to be redeemed will be equal to the lesser of (a) the minimum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the satisfaction of the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that, if there is no such minimum number of shares of Municipal Preferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of Municipal Preferred and Preferred Shares then outstanding will be redeemed), and (b) the maximum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Trust will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal

Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and any other Preferred Shares subject to redemption or retirement.

         The Trust is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Trust does not have funds legally available under the Declaration, the By-Laws and applicable law for the redemption of all of the required number of shares of Municipal Preferred and other Preferred Shares which are subject to mandatory redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust will redeem those shares of Municipal Preferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed pursuant to a mandatory redemption, the number of shares to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of such shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding shares of Municipal Preferred.

         Notice of Redemption. Notice of redemption shall be given by mailing the same to each holder of the shares to be redeemed (initially Cede & Co. as nominee of the Securities Depository), not less than 20 nor more than 45 days prior to the date fixed for redemption thereof, to the respective addresses of such holders as the same shall appear on the record books of the Trust ("Notice of Redemption"). Each such notice shall state (i) the redemption date; (ii) the number of shares of Municipal Preferred to be redeemed; (iii) the CUSIP number for such shares; (iv) the Redemption Price; (v) the place or places where certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and
(vii) the provisions of the By-Laws under which such redemption is made. If fewer than all shares of Municipal Preferred held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares to be redeemed from such holder. The Trust may provide in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         Other Redemption Procedures. To the extent that any redemption for which notice of redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem shares of Municipal Preferred will be deemed to exist at any time after the date specified for redemption in a notice of redemption when the Trust shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Redemption Price with respect to any shares for which such notice of redemption has been mailed. Notwithstanding the fact that the Trust may not have redeemed shares of Municipal Preferred for which a notice of redemption has been mailed, dividends may be declared and paid on shares of Municipal Preferred and will include those shares of Municipal Preferred for which notice of redemption has been mailed. The first two sentences of this paragraph shall not apply in the event the Trust provides in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         Provided a Notice of Redemption has been mailed as described above, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of Municipal Preferred that are the subject of such notice, dividends on such shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Redemption Price, but without any interest or other additional amount, except as otherwise provided above under "Dividends--Determination of Dividend Rate" and "--Gross-up Payments." Upon surrender in accordance with the notice of redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state), the Redemption Price shall be paid by the Auction Agent to the holders of shares of Municipal Preferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Trust will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of Municipal Preferred called for redemption on such date and (ii) all other amounts to which holders of shares of Municipal Preferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Trust, after which time the holders of shares of Municipal Preferred so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

         Notwithstanding the foregoing, if any dividends on shares of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of Municipal Preferred shall be redeemed unless all outstanding shares of Municipal Preferred are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of Municipal Preferred.

         Except as described above with respect to redemptions and under "The Auction--Orders by Existing Holders and Potential Holders," the Declaration and the By-Laws do not prohibit the Trust or any affiliate of the Trust from purchasing or otherwise acquiring any shares of Municipal Preferred.

         The Trust has the right to arrange for third parties to purchase from the holders thereof shares of Municipal Preferred which are to be redeemed as described above.

LIQUIDATION

         Upon a dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Municipal Preferred upon dissolution, liquidation or winding up of the affairs of the Trust, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of Municipal Preferred shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the dissolution, liquidation or winding up of the affairs of the Trust. After the payment to the holders of the shares of Municipal Preferred of the full preferential amounts provided for as described herein, the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Trust. In the event the assets of the Trust available for distribution to the holders of shares of Municipal Preferred, upon any dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any other class or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Municipal Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. Subject to the rights of the holders of any series or class or classes of shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the holders of the shares of Municipal Preferred as described herein, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the shares of Municipal Preferred shall not be entitled to share therein.

         Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, for the purposes of the foregoing paragraph.


                           REPURCHASE OF COMMON SHARES

         The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Common Shares trade in the open market at a price that is a function of several factors, including net asset value and yield. Although the common shares of a closed-end investment company such as the Trust that invests substantially all of its assets in investment grade municipal obligations have generally traded at a premium to net asset value, such shares have occasionally traded at a discount to net asset value. The Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Trust to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, see "Description of Municipal Preferred--Dividends--Restrictions on Dividends and Other Payments" for a discussion of the limitations on the Trust's ability to engage in certain transactions. The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of the Trust's Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange (the "Exchange"), or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the 1940 Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York State banks in which the Trust invests, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience. Before deciding whether to take any action in response to a discount from net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders, and market considerations. Based on these considerations, even if the Trust's Common Shares should trade at a discount, the Board may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                       MISCELLANEOUS INVESTMENT PRACTICES

SHORT-TERM TRADING

         In seeking the Trust's objective, the Advisor will buy or sell portfolio securities whenever the Advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Advisor does not consider how long the Trust has owned the security. From time to time the Trust will buy securities intending to seek short-term trading profits. A change in the securities held by the Trust is known as "portfolio turnover" and generally involves some expense to the Trust. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Trust to realize net short-term capital gain, such gain generally will be taxable as ordinary income. As a result of the Trust's investment policies, under certain market conditions the Trust's portfolio turnover rate may be higher than that of other investment companies. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Trust's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Trust's portfolio.

LOWER-RATED SECURITIES

         The Trust may invest in lower-rated securities (commonly known as "high yield," high risk securities or "junk bonds"). The lower ratings of certain securities held by the Trust reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Trust more volatile and could limit the Trust's ability to sell its securities at prices approximating the values the Trust had placed on such securities. In the absence of a liquid trading market for securities held by it, the Trust at times may be unable to establish the fair value for such securities.

         Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A for a description of security ratings.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Trust's assets. Conversely, during periods of rising interest rates, the value of the Trust's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Trust's net asset value. The Trust will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Trust's investment objective.

         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         At times, a substantial portion of the Trust's assets may be invested in securities as to which the Trust, by itself or together with other Trusts and accounts managed by the Advisor and its affiliates, holds all or a major portion of the securities outstanding. Although the Advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust's net asset value. In order to enforce its rights in the event of a default under such securities, the Trust may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Trust's operating expenses and adversely affect the Trust's net asset value.

         Certain securities held by the Trust may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Trust during a time of declining interest rates, the Trust might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The Trust may invest without limit in such bonds.

         Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Trust is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Trust to liquidate investments in order to satisfy its dividend distribution requirements.

         To the extent the Trust invests in securities in the lower rating categories, the achievement of the Trust's goals is more dependent on the Advisor's investment analysis than would be the case if the Trust were investing in securities in the higher rating categories.

PRIVATE PLACEMENTS

         The Trust may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust's net asset value.

STEP COUPON BONDS (STEPS)

         The Trust may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

TENDER OPTION BONDS

         A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

         The Trust may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments, which consist of additional securities, will also be subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

         The Trust may invest in short-term money market instruments as follows:
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs.

FORWARD COMMITMENTS

         The Trust may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Trust sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the Trust enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Trust enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Trust's other assets. Where such purchases are made through dealers, the Trust relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Trust of an advantageous yield or price. Although the Trust will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Trust may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Trust may realize short-term profits or losses on the sale of forward commitments.

         The Trust may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Trust realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Trust delivers securities under the commitment, the Trust realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

         The Trust may enter into repurchase agreements. A repurchase agreement is a contract under which the Trust acquires a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

         Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Trust may transfer uninvested cash balances into a joint account, along with cash of other Liberty Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

         WRITING COVERED OPTIONS. The Trust may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Advisor such transactions are consistent with the Trust's investment objective and policies. Call options written by the Trust give the purchaser the right to buy the underlying securities from the Trust at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Trust at a stated price.

         The Trust may write only covered options, which means that, so long as the Trust is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Trust will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Trust will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Trust may write combinations of covered puts and calls on the same underlying security.

         The Trust will receive a premium from writing a put or call option, which increases the Trust's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Trust limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Trust assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         The Trust may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Trust realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Trust writes a call option but does not own the underlying security, and when it writes a put option, the Trust may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Trust may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS. The Trust may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Trust, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Trust will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         PURCHASING CALL OPTIONS. The Trust may purchase call options to hedge against an increase in the price of securities that the Trust wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Trust, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

         The successful use of the Trust's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. For example, if the Trust were to write a call option based on the Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Trust could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Trust were to write a put option based on the Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Trust could be required to purchase the security upon exercise at a price higher than the current market price.

         When the Trust purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Trust exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Trust will lose part or all of its investment in the option. This contrasts with an investment by the Trust in the underlying security, since the Trust will not realize a loss if the security's price does not change.

         The effective use of options also depends on the Trust's ability to terminate option positions at times when the Advisor deems it desirable to do so. There is no assurance that the Trust will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary market in options were to become unavailable, the Trust could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Trust as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Trust, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Trust could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Trust as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Trust as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Trust, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

FUTURES CONTRACTS AND RELATED OPTIONS

         Subject to applicable law, the Trust may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the Trust's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Trust is unable to enter into a closing transaction, the amount of the Trust's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

         Unlike when the Trust purchases or sells a security, no price is paid or received by the Trust upon the purchase or sale of a futures contract. Upon entering into a contract, the Trust is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Trust has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Trust will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Trust has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Trust would be required to make a variation margin payment to the broker.

         The Trust may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Trust. The Trust may close its positions by taking opposite positions which will operate to terminate the Trust's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Trust, and the Trust realizes a loss or a gain. Such closing transactions involve additional commission costs.

         The Trust does not intend to purchase or sell futures or related options for other than hedging purposes if, as a result, the sum of the initial margin deposits on the Trust's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Trust's net assets.

         OPTIONS ON FUTURES CONTRACTS. The Trust may purchase and write call and put options on futures contracts and it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Trust may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Trust may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Trust may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Trust expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         The Trust will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, similar to those described above in connection with the discussion of futures contracts.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Trust is subject to the Advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Trust when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Trust, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.

         There is no assurance that higher than normal trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a position held by the Trust, the Trust may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

         Successful use of U.S. Treasury security futures contracts by the Trust is subject to the Advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Trust has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Trust's securities increase instead as a result of a decline in interest rates, the Trust would be likely to lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Trust has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

         There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Trust has hedged against a decline in the values of high yield corporate securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its high yield corporate securities decrease, the Trust would incur losses on both the Treasury security futures contracts written by it and the high yield corporate securities held in its portfolio.

         INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Trust may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Trust may also purchase and sell options on index futures contracts.

         There are several risks in connection with the use by the Trust of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Trust is also subject to the Advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Trust has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Trust's portfolio may decline. If this occurred, the Trust would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Trust has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Trust will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Trust has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a profitable position over a short time period.

         OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

         As an alternative to purchasing call and put options on index futures, the Trust may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

         The Trust may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant. If the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Trust were not to exercise an index warrant prior to its expiration, then the Trust would lose the amount of the purchase price paid by it for the warrant.

         The Trust will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Trust's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Trust will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Trust's ability to exercise the warrants at such time, or in such quantities, as the Trust would otherwise wish to do.

ZERO COUPON SECURITIES (ZEROS)

         The Trust may invest in zero coupon securities, which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Trust will accrue and distribute income from zero coupon and stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

INVERSE FLOATERS

         Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.


                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         Federal Taxation of the Trust

         The ability of the Trust to qualify for taxation as a regulated investment company under Subchapter M of the Code requires, among other things, that the Trust distribute to its shareholders with respect to each year at least 90% of the sum of (1) its net tax-exempt interest income and (2) its taxable net investment income (including, generally, taxable interest, dividends and certain other income, less certain expenses, and the excess, if any, of net short-term capital gain over net long-term capital loss) (the "Distribution Requirement").

         In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         Further, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of the Trust's total assets in securities of such issuer and as to which the Trust does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated interment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses.

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         The Trust generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Trust may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         If the Trust does not qualify for taxation as a regulated investment company for any taxable year, the Trust's income will be taxed at the Trust level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         If at any time when shares of Municipal Preferred are outstanding the Trust does not meet applicable asset coverage requirements, the Trust will be required to suspend distributions to holders of Common Shares until the requisite asset coverage is restored. Any such suspension may cause the Trust to pay a 4% Federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year substantially all of their taxable net investment income for such year and substantially all of their capital gain net income for the one-year period ending October 31 of such year) and may prevent the Trust from satisfying the Distribution Requirement. The Trust may redeem shares of Municipal Preferred in an effort to comply with the Distribution Requirement and to avoid the excise tax. See "Description of Municipal Preferred--Dividends."

Federal Taxation of Shareholders

         Dividends and Other Distributions. In order for any distributions to holders of shares of Municipal Preferred to be eligible to be treated as exempt-interest dividends, the shares of Municipal Preferred must be treated as equity for Federal income tax purposes. Based in part on certain representations made by the Trust to Ropes & Gray relating to the lack of any present intention to redeem or purchase shares of Municipal Preferred at any time in the future, it is the opinion of Ropes & Gray that the shares of Municipal Preferred will constitute equity for Federal income tax purposes. This opinion relies in part on a published ruling of the Internal Revenue Service stating that certain auction rate preferred stock similar in many material respects to the Municipal Preferred represents equity. The opinion of Ropes & Gray represents only its best legal judgment and is not binding on the Internal Revenue Service or the courts. If the Internal Revenue Service were successfully to assert that variable rate preferred stock such as the Municipal Preferred should be treated as debt for Federal income tax purposes, dividends on shares of Municipal Preferred would be treated as taxable interest for Federal income tax purposes. In such event, dividends on shares of Municipal Preferred would not be increased by the Trust and holders of shares of Municipal Preferred would not be entitled to any additional distributions from the Trust (including any Gross-up Payments) to offset the effect of paying Federal income tax on Trust distributions so recharacterized as interest. Ropes & Gray has advised the Trust that, should the Internal Revenue Service pursue in court the position that the shares of Municipal Preferred should be treated as debt for Federal income tax purposes, the Internal Revenue Service would be unlikely to prevail.

         Prior proposed legislation that was ultimately not enacted would have reinstated a deductible tax (the "Environmental Tax"), imposed through tax years beginning before January 1, 1996, at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the alternative minimum tax net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends paid by the Trust that are included in a corporate shareholder's alternative minimum taxable income may subject such shareholder to the Environmental Tax. It is not possible for the Trust to predict whether similar legislation might be proposed and enacted in the future. Corporate shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

         As discussed in the Prospectus, exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of Section 147(a) of the Code, "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person." For additional information, investors should consult their tax advisors before investing in Municipal Preferred.

         All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry Trust shares may not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Trust's total distributions (not including distributions of net capital gain) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of shares of Municipal Preferred may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         Under Federal tax law in effect at the date of this Prospectus, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of Municipal Preferred) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations and some individuals) and portfolio investments (in the case of individuals). Prior proposed legislation that was ultimately not enacted would have further limited or repealed this two-percent de minimis exception, which could reduce the total after-tax yield of the Municipal Preferred to investors to whom the de minimis exception would otherwise apply. It is not possible for the Trust to predict whether similar legislation might be proposed and enacted in the future. Shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

         Sales or Redemptions of Shares. From time to time the Trust may make a tender or repurchase offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares, and dispose of all shares of Municipal Preferred, held or considered under Code rules to be held by such shareholder. Shareholders who tender all Common Shares and dispose of all shares of Municipal Preferred held, or considered held, by them will be treated as having sold such shares and generally will realize a capital gain or loss. If, however, a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Municipal Preferred, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders (including holders of Municipal Preferred) will be treated as having received taxable distributions from the Trust. Likewise, if the Trust redeems some but not all of the Municipal Preferred held by a holder of Municipal Preferred and such holder of Municipal Preferred is treated as having received a taxable dividend upon such redemption, there is a remote risk that holders of Common Shares and non-redeeming holders of Municipal Preferred will be treated as having received taxable distributions from the Trust.

         Backup Withholding. The Trust generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Trust with a correct taxpayer identification number, who have underreported dividends or interest income, or who fail to certify to the Trust that they are not subject to such withholding. An individual's taxpayer identification number is his or her social security number.

         Foreign Investors. Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Trust's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Trust's net capital gain received by such shareholders and any gain from the sale or other disposition of shares of the Trust generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Trust.

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Trust should consult their tax advisors with respect to the potential application of these new regulations.

         The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Trust and owners of shares of Municipal Preferred. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Owners of shares of Municipal Preferred are advised to consult with their own tax advisors for more detailed information concerning Federal income tax matters.

FOREIGN, STATE AND LOCAL TAX MATTERS

         The exemption from Federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any foreign, state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Trust will report annually to its shareholders the percentage of interest income earned by the Trust during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Holders of shares of Municipal Preferred are advised to consult with their own tax advisors about foreign, state and local tax matters.


                              SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that a notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Trust would be unable to meet its obligations and the disclaimer was inoperative.


                                    CUSTODIAN

         The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-0270, is the Trust's custodian. The custodian is responsible for safeguarding the Trust's cash and securities, receiving and delivering securities and collecting the Trust's interest and dividends.


                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP are the Trust's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. The financial statements included in this SAI have been so included, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                     TO THE SHAREHOLDERS AND THE TRUSTEES OF
                   COLONIAL HIGH INCOME MUNICIPAL TRUST FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Income Municipal Trust (the "Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999

                              FINANCIAL STATEMENTS


                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1998 (IN THOUSANDS)

MUNICIPAL BONDS - 99.0%                                           PAR     VALUE
- ------------------------------------------------------------------------------
EDUCATION - 3.7%
   EDUCATION
   CA Statewide Communities Development Corp.,
    J. Paul Getty Trust Center,
                           5.000%             10/1/23 (a)    $  2,250  $  2,228
   CA Statewide Communities Development Authority,
    Crossroads School for Arts & Sciences,
    Series 1998,
                           6.000%              8/1/28 (j)       1,400     1,426
   IL State Development Finance Authority,
    Latin School of Chicago,
    Series 1998:
                           5.600%              8/1/18             350       354
                           5.650%              8/1/28             730       738
   MA State Industrial Finance Agency:
    Cambridge Friends School,
    Series 1998,
                           5.800%              9/1/28           1,000     1,028
    St. John's High School,
    Series 1998,
                           5.350%              6/1/28             300       298
    Wentworth Institute of Technology,
    Series 1998,
                           5.750%             10/1/28           1,000     1,034
   MI Southfield Economic Development Corp.,
    Lawrence University,
    Series 1998 A,
                           5.400%              2/1/18           1,000       997
   NM Santa Fe,
    College of Santa Fe,
    Series 1998 A,
                           5.500%             10/1/28             250       252
   VT State Educational & Health Buildings Finance Agency,
    Norwich University,
    Series 1998,
                           5.500%              7/1/21           1,500     1,511
                                                                       --------
                                                                          9,866
                                                                       --------

 ...............................................................................
HEALTHCARE - 30.2%
    HEALTH SERVICES - 0.1%
    IL State Health Facilities Authority,
    Midwest Physician Group Ltd.,
    Series 1998,
                           5.500%            11/15/19             350       342
                                                                       --------
   HOSPITAL - 11.7%
   AL Alabama Special Care Facilities Authority,
    Montgomery Healthcare,
    Series 1989,
                          11.000%             10/1/19           3,335     3,385
   CA State Health Facilities Financing Authority,
    Kaiser Permanente,
    Series 1989 A,
                          (b)                 10/1/12 (a)       5,500     2,873
   CO State Health Care Facilities Authority,
    National Jewish Medical & Research Center,
    Series 1998,
                           5.375%              1/1/23             830       817
   GA Baldwin County Hospital Authority,
    Oconee Regional Medical Center,
    Series 1998,
                           5.250%             12/1/22             500       483
   GA Clayton Hospital Authority,
    The Woodlands Foundation, Inc.,
    Series 1991 A,
                           9.750%              5/1/21 (c)       2,500     1,625
   GA Forsyth County Hospital Authority,
    Georgia Baptist Healthcare System,
    Series 1998,
                           6.000%             10/1/08           1,000       998
   IL Health Facilities Authority,
    Thorek Hospital & Medical Center,
                           5.250%             8/15/18             600       585
   LA State Public Facilities Authority,
    Pendleton Memorial Methodist Hospital,
    Series 1998,
                           5.250%              6/1/17           1,250     1,213
   MI Flint Hospital Building Authority,
    Hurley Medical Center,
    Series 1998 A,
                           5.375%              7/1/20             625       618
   MN St. Paul Housing & Redevelopment Authority,
    Healtheast Project,
    Series A,
                           5.700%             11/1/15           1,000     1,019

   MN Washington County Housing
    & Redevelopment Authority,
    Healtheast, Inc.,
    Series 1998,
                           5.250%            11/15/12           1,500     1,478
   MO State Housing Development Commission,
    Freeman Health Systems,
    Series 1998,
                           5.250%             2/15/18             750       737
   MS Lowndes County,
    Golden Triangle Regional Medical Center,
    Series 1990,
                           8.500%              2/1/10             235       249
   MS State Business Finance Corp.,
    Medical Foundation, Inc.,
    Series 1998,
                           5.625%              7/1/23           1,450     1,452
   NH State Higher Educational & Health Facilities Authority,
    Littleton Hospital Assoc., Inc.:
                           5.900%              5/1/28             780       776
     Series 1998 A,
                           6.000%              5/1/28             625       633
   OH Belmont County,
    East Ohio Regional Hospital,
    Series 1998,
                           5.700%              1/1/13           1,875     1,854
   OH Doctors OhioHealth Corp.,
                           5.600%             12/1/28 (d)       2,150     2,101
   OH Sandusky County,
    Series 1998,
                           5.150%              1/1/10             250       253
   PA Allegheny County Hospital Development,
    Ohio Valley General Hospital,
    Series 1998 A,
                           5.450%              1/1/28           1,000       994
   PA Mount Pleasant Business District Authority,
    Frick Hospital,
                           5.750%             12/1/27           1,300     1,322
   PA Pottsville Hospital Authority,
                           5.500%              7/1/18           1,000       995
   TX Baylor Richardson Hospital,
                           5.625%             12/1/28 (d)         750       739
   TX Lufkin Health Facilities Development Corp.,
    Memorial Health Systems of East Texas,
    Series 1998,
                           5.700%             2/15/28           1,120     1,131

   VT State Educational & Health Buildings Authority,
    Springfield Hospital,
    Series A,
                           7.750%              1/1/13           1,115     1,253
   VT State Educational & Health Buildings Finance Agency,
    Brattleboro Memorial Hospital,
                           5.375%              3/1/28           1,325     1,297
                                                                       --------
                                                                         30,880
                                                                       --------

   INTERMEDIATE CARE FACILITIES - 1.8%
   IL Champaign,
    Hoosier Care, Inc.,
    Series 1989-A,
                           9.750%              8/1/19           1,425     1,489
   MA State Health & Educational Facilities Authority,
    Corp. for Independent Living,
                           8.100%              7/1/18             725       816
   PA Economic Development Northwestern
    Human Services, Series 1998-A,
                           5.250%              6/1/14           2,510     2,453
                                                                       --------
                                                                          4,758
                                                                       --------
   LIFECARE - 2.7%
   CO State Health Care Facilities Authority,
    National Benevolent Association,
    Series 1998-B,
                           5.250%              2/1/28             750       738
   KY State Economic Development Finance Authority,
    Christian Church Homes of Kentucky, Inc.,
    Series 1998,
                           5.500%            11/15/30             750       746
   MI State Strategic Fund,
    Holland Home,
    Series 1998,
                           5.750%            11/15/28             400       397
   MN Columbia Heights,
    Crest View Corp.,
    Series 1998,
                           6.000%              3/1/33             740       742
   NH State Higher Educational & Health Facilities Authority,
    Rivermead at Peterborough,
    Series 1998:
                           5.625%              7/1/18             500       493

                           5.750%              7/1/28             500       498
   PA Philadelphia Authority for Industrial Development,
    Baptist Home of Philadelphia, Series 1998 A:
                           5.500%            11/15/18             360       356
                           5.600%            11/15/28             570       555
   TN Metropolitan Government,
    Nashville & Davidson County,
    Blakeford at Green Hills,
    Series 1998,
                           5.650%              7/1/24             600       590
   TX Abilene Health Facilities Development Corp.,
    Sears Methodist Retirement Obligation Group,
    Series 1998 A,
                           5.900%            11/15/25           1,000       991
   WI State Health & Educational Facilities Authority,
    Attic Angel Obligated Group,
                           5.750%            11/15/27           1,000       978
                                                                       --------
                                                                          7,084
                                                                       --------
   NURSING HOME - 13.9%
   CO State Health Facilities Authority:
    American Housing Foundation, Inc.,
    Series 1990 A,
                          10.250%             12/1/20           1,300     1,300
    Pioneer Health Care,
    Series 1989,
                          10.500%              5/1/19           2,000     2,086
   CO State Health Facilities Authority, Volunteers of
    America Care Facilities, Inc., Series 1998 A:
                           5.450%              7/1/08             300       300
                           5.750%              7/1/20             865       852
   FL Gadsden County Industrial Development Authority,
    Florida Properties, Inc.,
    Series 1988 A,
                          10.450%             10/1/18           1,865     1,894
   IA State Finance Authority,
    Care Initiatives Project:
     Series 1996,
                           9.250%              7/1/25           1,000     1,350
     Series 1998 B:
                           5.750%              7/1/18             550       550
                           5.750%              7/1/28           1,475     1,468

   IN Gary Industrial Economic Development,
    West Side Health Care Center,
    Series 1987 A,
                          11.500%             10/1/17           1,455     1,498
   IN Metro Health,
                           6.400%             12/1/33           1,210     1,201
   IN Michigan City Health Facilities,
    Metro Health Foundation, Inc. Project,
                          10.000%             11/1/22           3,085     3,085
   KS Washington County Industrial Development Authority,
    Central States, Series 1989,
                          10.250%             11/1/19           1,835     1,872
   MA Boston,
    St. Joseph Nursing Care Center, Inc.,
    Series 1990,
                          10.000%              1/1/20 (e)         935     1,002
   MA State Industrial Finance Agency,
    American Health Foundation, Inc.,
    Series 1989,
                          10.125%              3/1/19 (c)       1,975     1,481
   MN Minneapolis,
    Walker Methodist Senior Services Group,
    Series 1998 A,
                           6.000%            11/15/28           1,200     1,209
   NJ State Economic Development Authority,
    Geriatric & Medical Service, Inc.,
    Series B,
                          10.500%              5/1/20           2,000     2,111
   NM State Hospital Equipment Loan Council,
    Memorial Medical Center,
    Series 1998,
                           5.500%              6/1/28           1,220     1,203
   PA Chester County Industrial Development,
    Pennsylvania Nursing Home, Inc.,
    Series 1989,
                          10.125%              5/1/19 (c)       2,548     2,344
   TN Metropolitan Government,
    Nashville & Davidson Counties Health
    & Education Facilities, Central States,
    Series 1989,
                          10.250%             11/1/19           1,705     1,739
   TX Bell County Health Facilities Development Corp.,
    Heartway Corp. Project:
                          (b)                  3/1/19             255        64
                           9.500%              3/1/19           1,500     1,528
   TX Kirbyville Health Facilities Development Corp.,
    Heartway III Project:
     Series 1997 A,

                          10.000%             3/20/18             732       736
     Series 1997 B,
                          (b)                 3/20/04             106        58
   TX Whitehouse Health Facilities Development Corp.,
    Oak Brook Health Care Center,
    Series 1989,
                          10.000%             12/1/19           1,755     1,865
   WA Kitsap County Housing Authority,
    Martha & Mary Nursing Home,
                           7.100%             2/20/36           1,000     1,184
   WI State Health & Educational Facilities Authority,
    Metro Health Foundation, Inc.,
    Series 1993,
                           8.000%             11/1/22           2,775     2,775
                                                                       --------
                                                                         36,755
                                                                       --------

 ...............................................................................
HOUSING - 15.7%
  ASSISTED LIVING/SENIOR - 4.6%
   CA Abag Finance Authority for
   Non-Profit Corps.,
    Eskaton Gold River Lodge,
    Series 1998:
                           6.375%            11/15/15 (k)         750       743
                           6.375%            11/15/28 (k)         550       540
   IL Clarendon Hills Residential Facilities,
    Churchill Estate,
    Series 1998 A:
                           6.750%              3/1/24           1,050     1,068
                           6.750%              3/1/31           1,370     1,394
   IL State Development Finance Authority,
    Care Institute, Inc.,
                           8.250%              6/1/25           1,300     1,463
   MA Boston Industrial Development Finance Authority,
    Springhouse, Inc.,
    Series 1988,
                           5.875%              7/1/20             605       603
   MN Roseville,
    Care Institute, Inc.,
    Series 1993,
                           7.750%             11/1/23           1,740     1,760
   PA Montgomery County Industrial Development Authority,
    Assisted Living Facility,
    Series 1993-A,

                           8.250%              5/1/23             850       942
   TX Bell County Health Facilities Development Corp.,
    Care Institute, Inc.,
                           9.000%             11/1/24           1,800     2,063
   WI State Health & Educational Facilities Authority:
    Clement Manor, Series 1998,
                           5.750%             8/15/24             600       581
    United Lutheran Program for Aging, Inc.,
                           5.700%              3/1/28           1,000       989
                                                                       --------
                                                                         12,146
                                                                       --------
   MULTI-FAMILY - 9.0%
   DE Wilmington,
    Electra Arms Senior Association Project,
                           6.250%              6/1/28           1,000       980
   FL State Housing Finance Agency,
    Windsong Apartments,
    Series 1993 C,
                           9.250%              1/1/19           1,000       900
   GA Augusta Housing Authority,
    Mountain Ridge Holdings II Project,
    Series A,
                           8.960%              9/1/24 (c)       1,880     1,060
   MN Lakeville,
    Southfork Apartments Project:
     Series 1989 A,
                           9.875%              2/1/20           2,570     2,583
     Series 1989 B,
                          (f)                  2/1/20           1,056     1,268
   MN Washington County Housing & Redevelopment Authority,
    Cottages of Aspen,
    Series 1992,
                           9.250%              6/1/22           1,065     1,174
   MN White Bear Lake,
    Birch Lake Townhome Project:
     Series 1989-A,
                          10.250%             7/15/19           2,200     2,233
     Series 1989-B,
                            (f)               7/15/19             735       220
   NC Eastern Carolina Regional Housing Authority,
    New River Apartments-Jacksonville,
    Series 1994,
                           8.250%              9/1/14           1,845     1,995

   NY Nyack Housing Assistance Corp.,
    Nyack Plaza Apartments,
                           7.375%              6/1/21 (g)         394       395
   Resolution Trust Corp.,
    Pass Through Certificates,
    Series 1993 A,
                           9.250%             12/1/16 (g)       5,098     5,251
   TN Franklin Industrial Board,
    Landings Apartment Project,
    Series 1996 B,
                           8.750%              4/1/27             935       957
   TX Galveston Health Facilities Center,
    Pass Through Certificates,
                           8.000%              8/1/23           1,000     1,076
   TX State Department of Housing & Community Affairs,
    Pebble Brooks Apartments,
    Series 1998,
                           5.500%             12/1/18           1,000     1,024
   VA Alexandria Redevelopment & Housing Authority,
    Courthouse Commons Apartments,
    Series 1990-A,
                          10.000%              1/1/21           1,500     1,530
   WA Vancouver Housing Authority,
    Series I,
                           5.500%              3/1/28           1,000     1,015
                                                                       --------
                                                                         23,661
                                                                       --------
   SINGLE FAMILY - 2.1%
   LA Louisiana Housing Finance Agency,
    Residual Lien Mortgage, Series 1992,
                           7.375%              9/1/13 (f)         505       536
   OH State Housing Finance Agency,
    Series B-4, IFRN (variable rate),
                          10.226%             3/31/31             875       977
   TX Bexar County Housing Finance Corp.,
    GNMA Collateralized Mortgage,
    Series 1989-A,
                           8.200%              4/1/22           2,340     2,423
   TX Harris County Housing Finance,
    Corp. Single Family, Series 1987,
                           8.875%             12/1/17             270       275
   WA State Housing Finance Commission,
    Series 1992 D-1,
                           6.150%              1/1/26           1,165     1,287

                                                                       --------
                                                                          5,498
                                                                       --------

 ...............................................................................
OTHER - 14.0%
   OTHER - 1.2%
   IN Hammond,
    American Maize Products Co.,
    Series 1994,
                           8.000%             12/1/24           2,000     2,328
   MD Baltimore,
    Park Charles Project,
    Series 1986,
                           8.000%              1/1/10             810       875
                                                                       --------
                                                                          3,203
                                                                       --------
   REFUNDED/ESCROWED (h) - 12.8%
   CA Colton Public Financing Authority,
    Series 1995,
                           7.500%             10/1/20           2,000     2,335
   CA San Joaquin Hills Transportation Corridor Agency,
    Series 1993:
                           6.750%              1/1/32 (a)       1,500     1,699
                           7.000%              1/1/30             775       885
   CO Denver City and County Airport:
    Series B,
                           7.250%            11/15/23             580       662
    Series C,
                           6.125%            11/15/25           2,280     2,504
   FL Clearwater Housing Authority,
    Hampton Apartments,
    Series 1994,
                           8.250%              5/1/24           2,500     3,072
   ID State Health Facilities Authority,
    IHC Hospitals, Inc.,
                           8.470%             2/15/21           1,750     2,151
   IL State Health Facilities Authority:
    Edgewater Medical Center,
    Series A,
                           9.250%              7/1/24           1,985     2,521
    Hinsdale Hospital,
    Series 1990 C,
                           9.500%            11/15/19             620       698

   MA State Industrial Finance Agency,
    Tunnel Revenue, Series 1990,
                           9.000%             10/1/20           2,280     2,534
   MN Mille Lacs Capital Improvement Authority,
    Mille Lacs Band of Chippewa,
    Series 1992 A,
                           9.250%             11/1/12           1,020     1,242
   NC Lincoln County,
    Lincoln County Hospital,
                           9.000%              5/1/07             455       550
   NM City of Clovis,
    Retirement Ranches Project:
                          10.750%              4/1/19           2,300     2,409
   PA Delaware County Authority,
    Southeastern Pennsylvania Obligated Group,
    Series 1996:
                           6.000%            12/15/26           1,000     1,139
                           6.000%            12/15/16           1,400     1,582
   TN Shelby County, Health, Education,
    & Housing Facilities Board,
    Open Arms Development Center:
     Series 1992-A,
                           9.750%              8/1/19             920     1,298
     Series 1992-C,
                           9.750%              8/1/19             895     1,263
   VI Virgin Islands Public Financing,
    Series 1992 A,
                           7.250%             10/1/18           2,000     2,285
   VI Water and Power Authority Electric Systems,
    Series 1991-A,
                           7.400%              7/1/11             920     1,008
   WA State Health Care Facilities Authority,
    Grays Harbor Community Hospital,
    Series 1993:
                           7.200%              7/1/03             170       181
                           8.025%              7/1/20           1,480     1,630
                                                                       --------
                                                                         33,648
                                                                       --------

 ...............................................................................
OTHER REVENUE - 9.2%
   CHEMICALS - 1.2%
   LA Saint Charles Parish,

    Union Carbide Corp.,
    Series 1992,
                           7.350%             11/1/22           3,000     3,289
                                                                       --------
   INDUSTRIAL - 5.0%
   CO Mesa County Industrial Development Revenue,
    Joy Technologies, Inc. Project,
    Series 1992,
                           8.500%             9/15/06           1,000     1,111
   IL State Development Finance Authority,
    Armstrong World Industries, Inc. Project,
                           5.950%             12/1/24           1,000     1,112
   IL Will-Kankakee Regional Development Authority,
    Flanders Corp./Precisionaire Project,
    Series 1997,
                           6.500%            12/15/17             975     1,032
   LA Southern Louisiana Port Commission,
    Cargill, Inc. Project,
                           5.850%              4/1/17           1,000     1,070
   MA State Industrial Finance Agency,
    House of Bianchi, Inc.,
                           8.750%              6/1/18             335       345
   MI State Strategic Fund,
    Michigan Sugar Co., Sebewaing Project,
    Series 1998 A,
                           6.250%             11/1/15           1,250     1,248
   MN Brooklyn Park,
    TL Systems Corp.,
    Series 1991,
                          10.000%              9/1/16             755       918
   NV Henderson Public Improvement Trust,
    Dongsung America Co., Inc., Series 1998,
                           7.000%             11/1/10             500       502
   OH Cuyahoga County,
    Joy Technologies, Inc.,
    Series 1992,
                           8.750%             9/15/07             550       615
   TN McKenzie Individual Development Board,
    American Lantern Co.,
                          10.500%              5/1/16 (c)       2,086     1,252
   TX Trinity River Authority,
    Texas Instruments Project,
    Series 1996,
                           6.200%              3/1/20           1,000     1,088
   VA Dongsung America,
                           7.250%             11/1/15             500       501
   WA Pilchuck Public Development Corp.,

    Goodrich (B.F.) Co. Tramco Project,
    Series 1993,
                           6.000%              8/1/23           2,420     2,490
                                                                       --------
                                                                         13,284
                                                                       --------
   OIL & GAS - 0.5%
   NY State Environmental Facilities Corp.,
    Occidental Petroleum Corp. Project,
    Series 1995,
                           6.100%             11/1/30           1,300     1,363
                                                                       --------
   PAPER PRODUCTS - 0.7%
   GA Rockdale County Development Authority,
    Solid Waste Disposal, Visy Paper, Inc.,
    Series 1993,
                           7.500%              1/1/26           1,800     1,917
                                                                       --------
   RECREATION - 0.5%
   NM Red River Sports Facility,
    Red River Ski Area Project,
    Series 1998,
                           6.450%              6/1/07           1,180     1,187
                                                                       --------
   RETAIL - 1.3%
   NJ State Economic Development Authority,
    Glimcher Properties L.P. Project,
                           6.000%             11/1/28           1,250     1,254
   OH Lake County,
    North Madison Properties,
    Series 1993,
                           8.819%              9/1/11             765       878
   VA Virginia Beach Development Authority,
    SC Diamond Associates, Inc.,
                           8.000%             12/1/10           1,180     1,316
                                                                       --------
                                                                          3,448
                                                                       --------

 ...............................................................................
RESOURCE RECOVERY - 3.0%
   DISPOSAL - 1.2%
   CT State Development Authority,
    Sewer Sludge Disposal Facilities,

    Series 1996,
                           8.250%             12/1/06             965     1,107
   MA State Industrial Finance Agency,
    Peabody Monofill Associates, Inc.,
    Series 1995,
                           9.000%              9/1/05           1,125     1,245
   MA State Industrial Finance Agency,
    Massachusetts Environmental Services,
    Series 1994 A,
                           8.750%             11/1/21 (c)         975       780
                                                                       --------
                                                                          3,132
                                                                       --------
   RESOURCE RECOVERY - 1.8%
   MA State Industrial Finance Agency,
    Ogden Hill Project,
    Series 1998 A,
                           5.500%             12/1/13             500       511
   PA Delaware County Industrial Development Authority,
    Series A,
                           6.200%              7/1/19           4,000     4,261
                                                                       --------
                                                                          4,772
                                                                       --------

TAX-BACKED - 7.4%
 LOCAL GENERAL OBLIGATIONS - 1.2%
    NY New York City:
    Series 1997 A,
                           7.000%              8/1/07           1,000     1,187
    Series 1997 H,
                           6.000%              8/1/17           1,400     1,526
   TX Irving Independent School District,
    Series 1997,
                          (b)                 2/15/18 (a)       1,000       378
                                                                       --------
                                                                          3,091
                                                                       --------
   SPECIAL NON-PROPERTY TAX - 2.3%
   IL Metropolitan Pier & Exposition Authority,
    McCormick Place Expansion Project,
    Series A,
                          (b)                 6/15/16 (a)      10,000     4,138

   IL State Development Finance Authority,
    City of Marion Project, Series 1991,
                           9.625%             9/15/21           2,400     1,800
                                                                       --------
                                                                          5,938
                                                                       --------
   SPECIAL PROPERTY TAX - 1.5%
   CA Carson,
    Series 1992,
                           7.375%              9/2/22             185       199
   CA Poway Community Facilities District No. 88-1,
    Parkway Business Center,
    Series 1998,
                           6.750%             8/15/15             600       656
   CA Riverside County Public Financing Authority,
    Redevelopment Projects,
    Series A,
                           5.500%             10/1/22             650       659
   FL Lexington Oaks Community Development District:
    Series 1998 A,
                           6.125%              5/1/19             400       403
    Series 1998 B,
                           5.500%              5/1/05             750       747
   FL Orlando,
    Conroy Road Interchange Project,
    Series 1998 A:
                           5.500%              5/1/10             180       179
                           5.800%              5/1/26             500       499
   FL Stoney Brook Community Development,
                           5.700%              5/1/08             600       599
                                                                       --------
                                                                          3,941
                                                                       --------
   STATE APPROPRIATED - 2.4%
   NY Metropolitan Transportation Authority,
    Commuter Facilities Board Project:
     Series 7,
                           5.625%              7/1/16           2,000     2,076
     Series 1997-8,
                           5.250%              7/1/17           3,240     3,261
   NY State Urban Development Corp.,
    University Facilities Grants, Series 1995,
                           5.875%              1/1/21           1,000     1,119

                                                                       --------
                                                                          6,456
                                                                       --------

 ...............................................................................
TRANSPORTATION - 5.6%
    AIR TRANSPORTATION - 2.5%
    CO Denver City & County Airport,
    United Airlines Inc., Series 1992 A,
                           6.875%             10/1/32           1,645     1,768
   TX Alliance Airport Authority:
    American Airlines Project,
                           7.500%             12/1/29           1,600     1,719
    Federal Express Corp., Series 1996,
                           6.375%              4/1/21           3,000     3,222
                                                                       --------
                                                                          6,709
                                                                       --------
   AIRPORT - 2.3%
   CO Denver City and County Airport:
    Series B,
                           7.250%            11/15/23           2,275     2,512
    Series C,
                           6.125%            11/15/25           2,840     2,989
   OH Toledo-Lucas County Port Authority,
    Series 1998,
                           5.500%             5/15/20             585       575
                                                                       --------
                                                                          6,076
                                                                       --------
   TOLL FACILITIES - 0.8%
   VA Richmond Metropolitan Authority,
    Series 1998,
                           5.250%             7/15/22           2,000     2,093
                                                                       --------

 ...............................................................................
UTILITY - 10.2%
   INDEPENDENT POWER PRODUCER - 3.4%
   FL Martin County Industrial Development Authority,
    Indiantown Cogeneration Project,
    Series 1994 A,

                           7.875%            12/15/25           1,000     1,148
   NY Port Authority of New York & New Jersey,
    KIAC Partners,
    Series 1996 IV,
                           6.750%             10/1/11           2,000     2,238
   PA State Economic Development Finance Authority:
    Colver Project, Series D,
                           7.125%             12/1/15           4,000     4,425
    Northampton Generating, Series A,
                           6.500%              1/1/13           1,000     1,059
                                                                       --------
                                                                          8,870
                                                                       --------
   INVESTOR OWNED - 4.7%
   AZ Pima County Industrial Development Authority,
    Tucson Electric Power Co.,
    Series A,
                           6.100%              9/1/25             750       748
   CT State Development Authority,
    Connecticut Light & Power Co.,
    Series 1993 B,
                           5.950%              9/1/28             400       402
   IL Bryant,
    Central Illinois Light Co.,
    Series 1993,
                           5.900%              8/1/23 (a)       5,000     5,221
   MS State Business Finance Corp.,
    Systems Energy Resources Project,
    Series 1998,
                           5.875%              4/1/22           2,000     1,995
   NM Farmington,
    San Juan Public Service Co. Project,
    Series D,
                           6.375%              4/1/22           1,300     1,386
   PA Beaver County Industrial Development Authority,
    Ohio Edison Co., Series 1989 A,
                           7.750%              9/1/24           2,500     2,599
                                                                       --------
                                                                         12,351
                                                                       --------
   MUNICIPAL ELECTRIC - 0.9%
   WA Chelan County Public Utilities District No. 1,
    Columbia River Rock Hydroelectric,
                          (b)                  6/1/14 (a)       5,000     2,349
                                                                       --------

                                                                       --------


   WATER & SEWER - 1.2%
   LA Public Facility Belmont Water Authority,
                           9.000%             3/15/24 (i)         760       684
   MS Five Lakes Utility District,
                           8.250%             7/15/24             500       400
   NJ State Economic Development Authority,
    Hills Development Co.,
                          10.500%              9/1/08           2,000     2,050
                                                                       --------
                                                                          3,134
                                                                       --------

TOTAL MUNICIPAL BONDS (cost of $253,178) (l)                            261,241
                                                                       --------

SHORT-TERM OBLIGATIONS - 0.2%
- ------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (m)
   IN State Housing Finance Authority,
    Pedcor Investments,
    Series 1997 M-A,
                           4.100%              1/1/29             500       500
                                                                       --------

TOTAL SHORT-TERM OBLIGATIONS                                                500
                                                                       --------

OTHER ASSETS & LIABILITIES, NET - 0.8%                                    1,964
- ------------------------------------------------------------------------------

NET ASSETS - 100%                                                      $263,705
                                                                       --------

NOTES TO INVESTMENT PORTFOLIO:
- ------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $17,528, are being used to collateralize the delayed delivery purchases indicated in note (d) below and open futures contracts.
(b) Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement date.
(e) This is a restricted security which was acquired at a cost of $942. This security represents 0.4% of the Fund's net assets at December 31, 1998.
(f) Accrued interest accumulates in the value of the security and is payable at redemption.
(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $5,646 or 2.1% of net assets.
(h) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the principal and interest.
(i) This is a restricted security which was acquired at a cost of $820. This security represents 0.3% of the Fund's net assets at December 31, 1998.
(j) This is a restricted security which was acquired at a cost of $1,400. This security represents 0.5% of the Fund's net assets at December 31, 1998.
(k) This is a restricted security which was acquired at a cost of $1,287. This security represents 0.5% of the Fund's net assets at December 31, 1998.
(l) Cost for federal income tax purposes is $253,306.
(m) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of December 31, 1998.

Long and short futures contracts open at December 31, 1998:

                                                               Unrealized
                       Par value                              appreciation
                      covered by            Expiration        (depreciation)
       Type            contracts               month           at 12/31/98
- ------------------------------------------------------------------------------
     Municipal Bond     $ 5,500                March              $ (76)
     Treasury Bond      $ 4,800                March                ( 1)
     Treasury Bond       $ 300                 March                 58

                                                                  -----
                                                                  $  19)
                                                                  -----

                Acronym                     Name
                -------                     ----
                  IFRN            Inverse Floating Rate Note

See notes to financial statements.

                          STATEMENT OF ASSETS & LIABILITIES
                                  DECEMBER 31, 1998


(in thousands except for per share amount)
ASSETS
Investments at value (cost $253,178)                               $261,241
Short-term obligations                                                  500
                                                                   ---------
                                                                    261,741
Cash                                                     $ 1,382
Receivable for:
  Interest                                                 4,772
  Investments sold                                           293
Other                                                         48      6,495
                                                         --------  ---------
     Total Assets                                                   268,236

LIABILITIES
Payable for:
  Investments purchased                                    2,882
  Distributions                                            1,305
  Variation margin on futures                                  9
Accrued:
  Deferred Trustees fees                                       5
Other                                                        330
                                                         --------
     Total Liabilities                                                4,531
                                                                   ---------

NET ASSETS  at value for 31,059
  shares of beneficial interest outstanding                        $263,705
                                                                   ---------

Net asset value per share                                          $   8.49
                                                                   ---------


COMPOSITION OF NET ASSETS
Capital paid in                                                     287,776
Undistributed net investment income                                     115
Accumulated net realized loss                                       (32,230)
Net unrealized appreciation on:
  Investments                                                         8,063
  Open futures contracts                                                (19)
                                                                   ---------
                                                                   $263,705
                                                                   ---------


       See notes to financial statements.

                               STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1998


(in thousands)
INVESTMENT INCOME
Interest                                                         $ 18,444

EXPENSES
Management fee                                         $ 2,123
Transfer agent                                              45
Bookkeeping fee                                             68
Trustees fee                                                15
Custodian fee                                                2
Audit fee                                                   28
Legal fee                                                  106
Reports to shareholders                                     17
Registration fee                                            31
Other                                                       37      2,472
                                                       -------   --------
       Net Investment Income                                       15,972
                                                                 --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                            3,446
  Closed futures contracts                                  29
                                                       -------
    Net Realized Gain                                               3,475
Change in net unrealized depreciation
  during the period on:
  Investments                                           (5,254)
  Open futures contracts                                   (55)

                                                                 --------


    Net Unrealized Depreciation                                    (5,309)
                                                                 --------
       Net Loss                                                    (1,834)
                                                                 --------
 Increase in Net Assets from Operations                          $ 14,138
                                                                 --------


       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

   (in thousands)                                 Year ended December 31
                                                 ------------------------
INCREASE (DECREASE) IN NET ASSETS                  1998            1997
Operations:
Net investment income                            $ 15,972        $ 16,994
Net realized gain (loss)                            3,475          (4,664)
Net unrealized appreciation (depreciation)         (5,309)         11,381
                                                 --------        --------
    Net Increase from Operations                   14,138          23,711
Distributions:
From net investment income                        (16,218)        (16,893)
                                                 --------        --------
                                                   (2,080)          6,818
Fund share transactions
    Value of distributions reinvested                 595             604
                                                 --------        --------
        Total Increase (Decrease)                  (1,485)          7,422
NET ASSETS
    Beginning of period                           265,190         257,768
                                                 --------        --------
    End of period (including undistributed
      net investment income of $115 and $261,
      respectively)                              $263,705        $265,190
                                                 --------        --------

NUMBER OF FUND SHARES
Issued for distributions reinvested                    69              71
    Outstanding at
      Beginning of period                          30,990          30,919
                                                 ---------       --------
      End of period                                31,059          30,990
                                                 ---------       --------


       See notes to financial statements.


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial High Income Municipal Trust (the Trust), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust's investment objective is to provide high current income, generally exempt from federal income taxes, by investing primarily in medium and lower quality municipal securities. The Trust authorized an unlimited number of shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Trust may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES: Consistent with the Trust's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Trust's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER: The Trust had an agreement with its custodian bank under which custodian fees were reduced by balance credits of $560 applied during the year ended December 31, 1998. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Trust and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Trust's average weekly net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Trust's average weekly net assets over $50 million.

OTHER: The Trust pays no compensation to its officers, all of whom are employees of the Advisor.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the year ended December 31, 1998, purchases and sales of investments, other than short-term obligations, were $75,813,488 and $77,606,186, respectively.

Unrealized appreciation (depreciation) at December 31, 1998, based on cost of investments for federal income tax purposes was:

        Gross unrealized appreciation                    $15,897,472
        Gross unrealized depreciation                     (7,962,825)
                                                         -----------
              Net unrealized appreciation                $ 7,934,647
                                                         -----------

Capital loss carryforwards: At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                              Capital loss
                  expiration                            carryforward

                 -------------                          ------------
                     1999                               $  2,751,000
                     2000                                  3,157,000
                     2001                                  5,578,000
                     2002                                  6,579,000
                     2003                                  5,268,000
                     2004                                  2,815,000
                     2005                                  5,927,000
                                                        ------------
                                                        $ 32,075,000
                                                        ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Trust may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Trust may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Trust will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Trust's Statement of Assets and Liabilities at any given time.

                              FINANCIAL HIGHLIGHTS

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:


                                                Year ended December 31
                                            -------------------------------
                                               1998                  1997
                                            ---------             ---------
Net asset value -
   Beginning of period                      $   8.560             $   8.340
                                            ---------             ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.519                 0.552
Net realized and
unrealized gain (loss)                         (0.066)                0.214
                                            ---------             ---------
   Total from Investment
      Operations                                0.453                 0.766
                                            ---------             ---------
LESS DISTRIBUTIONS DECLARED TO
    SHAREHOLDERS:
From net investment income                     (0.523)               (0.546)
                                            ---------             ---------
Net asset value -
   End of period                            $   8.490             $   8.560
                                            ---------             ---------

Market price per share                      $   8.312             $   8.630
                                            ---------             ---------
Total return based on net
    asset value (a)                             5.45%                 9.57%
                                            ---------             ---------
Total return based on market
    value (b)                                   2.47%                11.60%
                                            ---------             ---------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                        0.93% (c)             0.96% (c)


Net investment income                           6.02% (c)             6.54% (c)
Portfolio turnover                                29%                   17%
Net assets at end
of period (000)                             $ 263,705             $ 265,190


(a)  Total return at net asset value assuming all distributions reinvested.
(b) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

    ----------------------------------------------------------------------------
    Federal Income Tax Information (unaudited)
    All income distributions will be treated as exempt income for federal income tax purposes.
    ----------------------------------------------------------------------------


                          FINANCIAL HIGHLIGHTS - CONT.

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:


                                     Year ended December 31
                      ----------------------------------------------------
                            1996             1995               1994
                         ---------         ---------          ---------

                         $   8.550         $   7.960          $   8.670
                         ---------         ---------          ---------

                             0.566             0.597              0.616

                            (0.193)            0.583             (0.716)
                         ---------         ---------          ---------

                             0.373             1.180             (0.100)
                         ---------         ---------          ---------

                            (0.583)           (0.590)            (0.610)
                         ---------         ---------          ---------

                         $   8.340         $   8.550          $   7.960
                         ---------         ---------          ---------


                         $   8.250         $   7.380          $   6.880
                         ---------         ---------          ---------

                             4.71%            15.70%              (0.75)%
                         ---------         ---------          ---------

                            20.09%            15.65%              (9.83)%
                         ---------         ---------          ---------


                             1.00% (c)         1.06% (c)          1.03%
                             6.74% (c)         7.15% (c)          7.44%
                               15%               23%                20%

                         $ 257,768         $ 264,467          $ 245,967

                                    GLOSSARY

         "AA" Composite Commercial Paper Rate" has the meaning set forth on pages B-16 to B-17 of this Statement of Additional Information.

         "Advisor" means Colonial Management Associates, Inc.

         "Affected Series" has the meaning set forth on page B-31 of this Statement of Additional Information.

         "Affiliate" means, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a trustee of the Trust be an Affiliate solely because such director, trustee or executive officer is also a trustee of the Trust.

         "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         "Anticipation Notes" means the following obligations: Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by Standard & Poor's and Bond Anticipation Notes (BANs) that are rated by Standard & Poor's.

         "Applicable Rate" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Auction" means each periodic implementation of the Auction Procedures.

         "Auction Agency Agreement" has the meaning set forth on page B-13 of this Statement of Additional Information.

         "Auction Agent" means the entity appointed as such by a resolution of the Board of Trustees.

         "Auction Date," with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

         "Auction Procedures" means the procedures for conducting Auctions as described in this Statement of Additional Information, including Appendix B hereto.

         "Available Municipal Preferred" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Benchmark Rate" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Beneficial Owner" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Bid" has the meaning set forth on page B-14 of this Statement of Additional Information.

         "Bidder" and "Bidders" have the respective meanings set forth on page B-14 of this Statement of Additional Information.

         "Board of Trustees" or "Board" means the Board of Trustees of the Trust or any duly authorized committee thereof.

         "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" means an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in the By-Laws, the Prospectus and this Statement of Additional Information.

         "Business Day" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "By-Laws" means the Amended and Restated By-Laws of Colonial High Income Municipal Trust on file with the Secretary of State of the Commonwealth of Massachusetts.

         "Cede" means Cede & Co., the nominee of DTC in whose name the shares of Municipal Preferred initially will be registered.

         "CFTC" has the meaning set forth on page B-47 of this Statement of Additional Information.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commercial Paper Dealers" has the meaning set forth on page B-17 of this Statement of Additional Information.

         "Common Shares" means the common shares of beneficial interest, without par value, of the Trust.

         "Cure Date" means the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         "Date of Original Issue" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Declaration" means the Agreement and Declaration of Trust of Colonial High Income Municipal Trust, as amended, on file with the Secretary of State of the Commonwealth of Massachusetts.

         "Deposit Securities" has the meaning set forth on page B-38 of this Statement of Additional Information.

         "Discount Factor" means a Moody's Discount Factor or a Standard & Poor's Discount Factor, as the case may be.

         "Discounted Value" means, as of any Valuation Date, (i) with respect to a Standard & Poor's Eligible Asset, the quotient of the market value thereof divided by the applicable Standard & Poor's Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the market value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

         "Dividend Payment Date" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Dividend Period" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "DTC" has the meaning set forth on page B-13 of this Statement of Additional Information.

         "Eligible Assets" means Moody's Eligible Assets or Standard & Poor's Eligible Assets, as the case may be.

         "Escrowed Bonds" means Municipal Obligations that (i) have been determined to be legally defeased in accordance with Standard & Poor's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with

Standard & Poor's economic defeasance criteria and assigned a rating of AAA by Standard & Poor's, (iii) are not rated by Standard & Poor's but have been determined to be legally defeased by Moody's, or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of Standard & Poor's AAA rating.

         "Exchange" has the meaning set forth on page B-41 of this Statement of Additional Information.

         "Existing Holder" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Failure to Deposit," with respect to shares of Municipal Preferred, means a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share or
(B) on the Business Day next preceding any redemption date in funds available on such redemption date for such shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share after notice of redemption is mailed as set forth in the By-Laws, the Prospectus or this Statement of Additional Information; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

         "Gross-up Payment" has the meaning set forth on page B-27 of this Statement of Additional Information.

         "Hold Order" has the meaning set forth on page B-14 of this Statement of Additional Information.

         "Holder" means the registered holder of shares of Municipal Preferred as the same appears on the record books of the Trust.

         "Initial Rate Period" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "IRS" means the Internal Revenue Service.

         "Kenny Index" has the meaning set forth on page B-16 of this Statement of Additional Information.

         "Late Charge" has the meaning set forth on page B-25 of this Statement of Additional Information.

         "Liquidation Preference," with respect to a given number of shares of Municipal Preferred, means $25,000 times that number.

         "Maximum Potential Gross-up Payment Liability" has the meaning set forth on page B-33 of this Statement of Additional Information.

         "Maximum Rate" has the meaning set forth on page B-15 of this Statement of Additional Information.

         "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days.

         "Moody's" means Moody's Investors Service, Inc.

         "Moody's Discount Factors" has the meaning set forth on page B-36 of this Statement of Additional Information.

         "Moody's Eligible Assets" has the meaning set forth on page B-36 of this Statement of Additional Information.

         "Moody's Exposure Period" has the meaning set forth on page B-36 of this Statement of Additional Information.

         "Moody's Volatility Factor" means, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points, until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                      Federal                      Volatility
                 Tax Rate Increase                   Factor
                 -----------------                 ----------
                        5%                           295%
                       10%                           317%
                       15%                           341%
                       20%                           369%
                       25%                           400%
                       30%                           436%
                       35%                           477%
                       40%                           525%

         "Municipal Preferred" means the Municipal Auction Rate Cumulative Preferred Shares, without par value, liquidation preference $25,000 per share, of the Trust.

         "Municipal Preferred Basic Maintenance Amount" has the meaning set forth on page B-33 of this Statement of Additional Information.

         "Municipal Preferred Basic Maintenance Cure Date" has the meaning set forth on page B-32 of this Statement of Additional Information.

         "Municipal Preferred Basic Maintenance Report" has the meaning set forth on page B-33 of this Statement of Additional Information.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "1940 Act Cure Date" has the meaning set forth on page B-32 of this Statement of Additional Information.

         "1940 Act Municipal Preferred Asset Coverage" has the meaning set forth on page B-32 of this Statement of Additional Information.

         "Notice of Redemption" has the meaning set forth on page B-39 of this Statement of Additional Information.

         "Notice of Special Rate Period" has the meaning set forth on page B-28 of this Statement of Additional Information.

         "Order" and "Orders" have the respective meanings set forth on page B-14 of this Statement of Additional Information.

         "Outstanding" means, as of any Auction Date with respect to shares of Municipal Preferred, the number of such shares theretofore issued by the Trust except, without duplication, (i) any shares of Municipal Preferred theretofore canceled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of Municipal Preferred as to which the Trust or any Affiliate thereof shall be an Existing Holder, and (iii) any shares of Municipal Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

         "Person" means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Beneficial Owner" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Potential Holder" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Preferred Shares" means the preferred shares of beneficial interest, without par value of the Trust, and includes the Municipal Preferred.

         "Rate Multiple" has the meaning set forth on page B-18 of this Statement of Additional Information.

         "Rate Period" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of the second paragraph under "Description of Municipal Preferred--Dividends--General" or the second paragraph under "Description of Municipal Preferred--Dividends--Designation of Special Rate Periods."

         "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets or Standard & Poor's Eligible Assets, as the case may be, has the meaning set forth on pages B-36 to B-37 and B-35 of this Statement of Additional Information, respectively.

         "Redemption Price" has the meaning set forth on page B-38 of this Statement of Additional Information.

         "Reference Rate" has the meaning set forth on page B-16 of this Statement of Additional Information.

         "SEC" means the Securities and Exchange Commission.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

         "Sell Order" has the meaning set forth on page B-14 of this Statement of Additional Information.

         "Special Rate Period" has the meaning set forth on page B-12 of this Statement of Additional Information.

         "Special Redemption Provisions" has the meaning set forth on page B-37 of this Statement of Additional Information.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies.

         "Standard & Poor's Discount Factors" has the meaning set forth on page B-34 of this Statement of Additional Information.

         "Standard & Poor's Eligible Assets" has the meaning set forth on page B-34 of this Statement of Additional Information.

         "Standard & Poor's Exposure Period" has the meaning set forth on page B-34 of this Statement of Additional Information.

         "Standard & Poor's Volatility Factor" means, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days, and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

         "Submission Deadline" means 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Submitted Hold Order" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Submitted Order" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Submitted Sell Order" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Subsequent Rate Period" has the meaning set forth on pages B-12 to B-13 of this Statement of Additional Information.

         "Substitute Commercial Paper Dealer" has the meaning set forth on page B-17 of this Statement of Additional Information.

         "Substitute U.S. Government Securities Dealer" has the meaning set forth on page B-18 of this Statement of Additional Information.

         "Sufficient Clearing Bids" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Taxable Allocation" has the meaning set forth on page B-27 of this Statement of Additional Information.

         "Taxable Equivalent of the Short-Term Municipal Bond Rate" has the meaning set forth on page B-16 of this Statement of Additional Information.

         "Taxable Income" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Taxable Yield Rate" has the meaning set forth on page B-20 of this Statement of Additional Information.

         "Treasury Bill" has the meaning set forth on page B-18 of this Statement of Additional Information.

         "Treasury Bill Rate" has the meaning set forth on page B-18 of this Statement of Additional Information.

         "Treasury Note" has the meaning set forth on page B-18 of this Statement of Additional Information.

         "Treasury Note Rate" has the meaning set forth on page B-18 of this Statement of Additional Information.

         "Trust" means Colonial High Income Municipal Trust, a Massachusetts business trust, which is the issuer of the shares of Municipal Preferred.

         "U.S. Government Securities Dealer" has the meaning set forth on page B-18 of this Statement of Additional Information.

         "Valuation Date" has the meaning set forth on page B-32 of this Statement of Additional Information.

         "Volatility Factor" means, as of any Valuation Date, the greater of the Moody's Volatility Factor and the Standard & Poor's Volatility Factor.

         "Winning Bid Rate" has the meaning set forth on page B-20 of this Statement of Additional Information.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS SERVICES -- A brief description of the applicable Standard & Poor's Ratings Services ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.  Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-l."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

SHORT-TERM LOANS

MIG 1/VMIG 1          This designation denotes best quality. There is present
                      strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2          This designation denotes high quality. Margins of
                      protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3          This designation denotes favorable quality. All security
                      elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4          This designation denotes adequate quality. Protection
                      commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --Leading market positions in well established industries.

     --High rates of return on funds employed.

     --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     --Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                                   APPENDIX B

                               AUCTION PROCEDURES

         The following procedures will be set forth as Section 1 through 8 of
Part II of Section 12.1 of the Amended and Restated By-Laws of the Trust. The terms not defined below are defined in the Glossary or in the Prospectus or this Statement of Additional Information.

1.       Orders.

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owners desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owners which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next Rate Period of shares of such series;

and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(a), (i)(B), (i)(C), or (ii) of this paragraph (a) is hereinafter referred to as an "order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B)      such number or a lesser number of
                                    Outstanding shares of such series to be
                                    determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Sell Order; or

                           (B)      such number or a lesser number of
                                    Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of
                                    Section 4 of this Part II if Sufficient
                                    Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Municipal Preferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B)      such number or a lesser number of
                                    Outstanding shares of such series as set forth in clause (v) of paragraph (a) of
                                    Section 4 of this Part II if the Applicable
                                    Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (c) No Order for any number of shares of Municipal Preferred other than whole shares shall be valid.

2.       Submission of Orders by Broker-Dealers to Auction Agent.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of Municipal Preferred of a series subject to an Auction on such Auction

                  Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding shares of Municipal Preferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of Municipal Preferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii)     (A)      any Bid for shares of such series shall be
                                    considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of Municipal Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Holder Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Municipal Preferred" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                  exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

                  (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series) which if:

                  (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available Municipal Preferred of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Municipal Preferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in paragraph (c) of this Section 3.

         (c) For purposes of subparagraph (b)(iii) of this Section 3, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of Municipal Preferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
                  Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of Municipal Preferred subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holders' Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the share of Municipal Preferred subject to such Submitted Bid, unless the number of Outstanding shares of Municipal Preferred subject to all such Submitted Bids shall be greater than the number of shares of Municipal Preferred ("remaining shares") in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
                           (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of Municipal Preferred subject to such Submitted Bid, but only in an amount equal to the number of shares of Municipal Preferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of Municipal Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of Municipal Preferred subject to such Submitted Bids may be all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate of shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares Municipal Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
                  (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following orders of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holder's Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of Municipal Preferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d)      If, as a result of the procedures described in clause (iv) or
                  (v) of paragraph (a) or clauses (iii) of paragraph (b) of this
                  Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of Municipal Preferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of Municipal Preferred.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of Municipal Preferred of such series for purchase among Potential Holders so that only whole shares of Municipal Preferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of Municipal Preferred of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of Municipal Preferred, the Auction Agent shall determine the aggregate of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of Municipal Preferred of such series. Notwithstanding any provision of the Auction procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Municipal Preferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of Municipal Preferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Benefit Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of Municipal Preferred of any series or to pay for shares of Municipal Preferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5. Notification of Allocations. Whenever the Trust intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on shares of Municipal Preferred, the Trust shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of Municipal Preferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. Auction Agent. For so long as any shares of Municipal Preferred are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of Municipal Preferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Municipal Preferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of Municipal Preferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of a series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that believe. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. Transfer of Shares of Municipal Preferred. Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of Municipal Preferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of Municipal Preferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and
         (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. Global Certificate. Prior to the commencement of a Voting Period, (i) all of the shares of a series of Municipal Preferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) books of the Trust to any Person other than the Securities Depository or its nominee.

                                   APPENDIX C

                              SETTLEMENT PROCEDURES

         Capitalized terms used herein have the respective meanings specified in the forepart of the Prospectus or the Glossary included in the Prospectus, as the case may be.

         (a) On each Auction Date for shares of Municipal Preferred, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order to the Auction Agent as or on behalf of an Existing Holder or Potential Holder of:

                  (i)  the Applicable Rate fixed for the next Rate Period;

                  (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

                  (iii) if such Broker-Dealer submitted a Bid or a Sell Order to the Auction Agent as or on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of Municipal Preferred then outstanding to be sold by such Existing Holder;

                  (iv) if such Broker-Dealer submitted a Bid to the Auction Agent as or on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of Municipal Preferred to be purchased by such Potential Holder;

                  (v) if the aggregate number of shares of Municipal Preferred to be sold by all Existing Holders with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent is different than the aggregate number of shares of Municipal Preferred to be purchased by all Potential Holders with respect to whom such Broker-Dealer submitted Bids to the Auction Agent, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of shares of Municipal Preferred to be (x) purchased from one or more Existing Holders with respect to whom such other Broker-Dealers submitted Bids or Sell Orders to the Auction Agent, or (y) sold to one or more Potential Holders with respect to whom such other Broker-Dealers submitted Bids to the Auction Agent; and

                  (vi) the scheduled Auction Date of the next succeeding Auction for shares of Municipal Preferred.

         (b) On each Auction Date for shares of Municipal Preferred, each Broker-Dealer that submitted an Order to the Auction Agent as or on behalf of any Existing Holder or Potential Holder shall:

                  (i) advise each Existing Holder and Potential Holder (and each Beneficial Owner and Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid or Sell Order to the Auction Agent whether such Bid or Sell Order was accepted or rejected, in whole or in part;

                  (ii) instruct each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of Municipal Preferred to be purchased pursuant to such Bid against receipt of such shares;

                  (iii) instruct each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of Municipal Preferred to be sold pursuant to such Bid or Sell Order against payment therefor;

                  (iv) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent and each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent of the Applicable Rate for the next succeeding Rate Period;

                  (v) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent of the Auction Date of the next succeeding Auction; and

                  (vi) advise each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction for Municipal Preferred.

         (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order to the Auction Agent for any shares of Municipal Preferred shall allocate any funds received by it (or its Agent Member) in respect of such shares pursuant to paragraph (b)(ii) above and any shares of Municipal Preferred received by it (or its Agent Member) pursuant to paragraph (b)(iii) above among the Potential Holders and Potential Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids to the Auction Agent for such shares, the Existing Holders and Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent for such shares, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph
(a)(v) above.

         (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction for shares of Municipal Preferred.

PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

      (1)  Financial Statements:

                  Included in Part A

                  Fee Table
                  Financial Highlights


                  Included in Part B

                  Incorporated by reference into Part B are the financial statements contained in the Registrant's Annual Report dated December 31, 1998 (which were previously filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940 - Accession Number: 0000950156-99-000215):

                  The Financial Statements contained in the Registrant's Annual Report are as follows:



                  Investment portfolio, December 31, 1998
                    Statement of assets and liabilities, December 31, 1998 Statement of operations, December 31, 1998
                    Statement of changes in net assets,
                    Years ended December 31, 1997 & 1998
                    Notes to Financial Statements
                    Financial Highlights
                    Report of Independent Accountants

      (2)  Exhibits

            (a)(1)      Agreement and Declaration of Trust

            (a)(2)      Amendment No. 1 to Agreement and Declaration of Trust

            (a)(3)      Form of Amendment No. 2 to Agreement and Declaration of
                        Trust

            (b)(1)      By-Laws, as amended

            (b)(2)      Amended and Restated By-Laws(1)

            (c)         Not applicable

            (d)(1)      To be filed under amendment

            (d)(2) Form of specimen for the municipal auction rate cumulative preferred shares(1)

            (e)         Dividend Reinvestment Plan(1)

            (f)         Not applicable

            (g)         Management Agreement with Colonial Management
                        Associates, Inc.(1)

            (h)         Form of Underwriting Agreement(1)

            (i)         Not applicable

            (j)(1)      Global Custody Agreement with The Chase

                        Manhattan Bank (incorporated herein by reference to Exhibit 8. to Post-Effective Amendment No. 13 to the Registration Statement of Liberty Funds Trust VI (formerly known as Colonial Trust VI), Registration Nos. 33-45117 and 811-6529, filed with the Commission on or about October 24, 1997

           (j)(2) Amendment 4 to Appendix A of Custody Agreement with the Chase Manhattan Bank (incorporated herein by reference to Exhibit (g) (2) to the Registration Statement of Liberty Funds Trust I (formerly known as Colonial Trust
                        I), Registration Nos. 2-41251 and 811-2214 filed with the Commission on about May 27, 1999)

            (k)(1)      Form of Auction Agency Agreement(1)

            (k)(2)      Form of Broker-Dealer Agreement(1)

            (k)(3) Agreement for Stock Transfer Services between the Registrant and The First National Bank of Boston

            (k)(4)      Service Contract with Colonial Management Associates,
                        Inc.

            (k)(5) Amendment to Service Contract with Colonial Management Associates, Inc.

            (l)(1)      Opinion and Consent of Ropes & Gray, counsel to
                        Registrant(1)

            (m)         Not applicable

            (n)(1)      Consent of independent accountants(1)

            (n)(2)      Consent of Standard & Poor's Corporation(1)

            (n)(3)      Consent of Moody's Inc.(1)

            (o)         Not applicable

            (p)         Not applicable

            (q)         Not applicable


---------------------------------

(1)      To be filed by Amendment.

Item 25.          Marketing Arrangements.
            See Exhibit (h) of Item 24(2) of this Registration Statement.

Item 26.          Other Expenses of Issuance and Distribution

                  The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration
                  Statement:

                 Registration fees(2)
                 Printing(2)
                 Accounting fees and expenses(2)
                 Legal fees and expenses(2)
                 Underwriters expense reimbursement(2)
                 Auction Agent fees and expenses(2)
                 Rating Agency fees and expenses(2)
                 Miscellaneous(2)
                                                                 ---
                     Total                                       $(2)
                                                                 ===


(2)      To be filed by Amendment.

Item 27.        Persons Controlled by or under Common Control with Registrant.

                None.

Item 28.        Number of Holders of Securities

                                                     Number of Record Holders
                Title of Class                       as of May 31, 1999
                --------------                       ------------------------
                Shares of Beneficial Interest               2,889
                Municipal Auction Rate Cumulative
                 Preferred Shares                             -0-

Item 29.        Indemnification.

                The Agreement and Declaration of Trust, as amended, filed as Exhibit(a)(1) and (a)(2) to this Registration Statement provides for indemnification to each of the Registrant's Trustees and officers against all liabilities and expenses incurred in acting as Trustee or officer, except in the case of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustees and officers.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               The Registrant, Colonial Management Associates, Inc. and their respective trustees, directors and officers are insured by a directors and officers/errors and omissions liability policy.

Item 30.       Business and Other Connections of Investment Adviser.
               The description of the business of Colonial Management Associates, Inc., the Registrant's Investment Adviser, is set forth under the caption "The Advisor" in the Prospectus forming part of this Registration Statement. The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc.


Registrant's investment adviser, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 (1940 Act). Colonial Advisory Services, Inc. (CASI), an affiliate of Colonial, is also registered as an investment adviser under the 1940 Act. As of the end of the fiscal year, December 31, 1998, CASI had four institutional, corporate or other accounts under management or supervision, the market value of which was approximately $227 million. As of the end of the fiscal year, December 31, 1998, Colonial was the investment adviser, sub-adviser and/or administrator to 57 mutual funds, including funds sub-advised by Colonial, the market value of which investment companies was approximately $18,950.90 million.

The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:


(1)                       (2)                       (3)                            (4)
Name and principal
business
addresses*            Affiliation
of officers and       with            Period is through 05/31/99.  Other
directors of          investment      business, profession, vocation or
investment adviser    adviser         employment connection                Affiliation
------------------    ----------      --------------------------------     -----------
Allard, Laurie        V.P.

Archer, Joseph A.     V.P.


Ballou, William J.    V.P.,           Liberty Trusts I through IX          Asst. Sec.
                      Asst.           Colonial High Income
                      Sec.,              Municipal Trust                   Asst. Sec.
                      Counsel         Colonial InterMarket Income
                                         Trust I                           Asst. Sec.
                                      Colonial Intermediate High


                                         Income Fund                       Asst. Sec.
                                      Colonial Investment Grade
                                         Municipal Trust                   Asst. Sec.
                                      Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                      AlphaTrade Inc.                      Asst. Clerk
                                      Liberty Funds Distributor,
                                         Inc.                              Asst. Clerk
                                      Liberty Financial Advisers,
                                         Inc.                              Asst. Sec.
                                      Liberty Funds Group LLC              Asst. Sec.
                                      Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                      Liberty All-Star Equity Fund         Asst. Sec.
                                      Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

Barron, Suzan M.      V.P.,           Liberty Trusts I through IX          Asst. Sec.
                      Asst.           Colonial High Income
                      Sec.,              Municipal Trust                   Asst. Sec.
                      Counsel         Colonial InterMarket Income
                                         Trust I                           Asst. Sec.
                                      Colonial Intermediate High
                                         Income Fund                       Asst. Sec.
                                      Colonial Investment Grade
                                         Municipal Trust                   Asst. Sec.
                                      Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                      AlphaTrade Inc.                      Asst. Clerk
                                      Liberty Funds Distributor,
                                         Inc.                              Asst. Clerk
                                      Liberty Financial Advisers,
                                         Inc.                              Asst. Sec.
                                      Liberty Funds Group LLC              Asst. Sec.
                                      Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                      Liberty All-Star Equity Fund         Asst. Sec.
                                      Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

Barsketis, Ophelia    Sr.V.P.         Stein Roe & Farnham Incorporated     Snr. V.P.

Berliant, Allan       V.P.

Boatman, Bonny E.     Sr.V.P.;        Colonial Advisory Services,
                      IPC Mbr.           Inc.                              Exec. V.P.

Bunten, Walter        V.P.

Campbell, Kimberly    V.P.

Carnabucci,
  Dominick            V.P.

Carome, Kevin         Sr.V.P.;        Liberty Funds Distributor,
                      IPC Mbr.          Inc.                               Assistant Clerk
                                      Liberty Funds Group LLC              Sr. V.P.
                                      Stein Roe & Farnham
                                        Incorporated                       General Counsel

Carroll, Sheila A.  Sr.V.P.

Citrone, Frank      Sr.V.P.


Conlin, Nancy L.    Sr. V.P.;          Liberty Trusts I through IX         Secretary
                    Sec.; Clerk        Colonial High Income
                    IPC Mbr.;            Municipal Trust                   Secretary
                    Dir; Gen.          Colonial InterMarket Income
                    Counsel              Trust I                           Secretary
                                       Colonial Intermediate High
                                         Income Fund                       Secretary
                                       Colonial Investment Grade
                                         Municipal Trust                   Secretary
                                       Colonial Municipal Income
                                         Trust                             Secretary
                                       Liberty Funds Distributor,
                                         Inc.                              Dir.; Clerk
                                       Liberty Funds Services, Inc.        Clerk; Dir.
                                       Liberty Funds Group LLC             V.P.; Gen.
                                                                           Counsel and
                                                                           Secretary
                                       Liberty Variable Investment
                                         Trust                             Secretary

                                       Colonial Advisory Services,
                                         Inc.                              Dir.; Clerk
                                       AlphaTrade Inc.                     Dir.; Clerk
                                       Liberty Financial Advisors,
                                         Inc.                              Dir.; Sec.
                                       Liberty All-Star Equity Fund        Secretary
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Secretary

Connaughton,        V.P.               Liberty Trust I through VIII        CAO; Controller
  J. Kevin                             Liberty Variable Investment
                                         Trust                             CAO; Controller
                                       Colonial High Income
                                         Municipal Trust                   CAO; Controller
                                       Colonial Intermarket Income
                                         Trust I                           CAO; Controller
                                       Colonial Intermediate High
                                         Income Fund                       CAO; Controller
                                       Colonial Investment Grade
                                         Municipal Trust                   CAO; Controller
                                       Colonial Municipal Income
                                         Trust                             CAO; Controller
                                       Liberty All-Star Equity Fund        Controller
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Controller
                                       Liberty Trust IX                    Controller

Daniszewski,        V.P.
 Joseph J.

Dearborn, James     V.P.

Desilets, Marian H. V.P.               Liberty Funds Distributor,
                                         Inc.                              V.P.
                                       Liberty Trust I through IX          Asst. Sec.
                                       Colonial High Income
                                         Municipal Trust                   Asst. Sec.
                                       Colonial Intermarket Income
                                         Trust I                           Asst. Sec.
                                       Colonial Intermediate High
                                         Income Fund                       Asst. Sec.
                                       Colonial Investment Grade

                                         Municipal Trust                   Asst. Sec.
                                       Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                       Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                       Liberty All-Star Equity Fund        Asst. Sec.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

DiSilva-Begley,     V.P.               Colonial Advisory Services,         Compliance
  Linda             IPC Mbr.             Inc.                              Officer

Eckelman, Marilyn   Sr.V.P.

Ericson, Carl C.    Sr.V.P.            Colonial Intermediate High
                    IPC Mbr.             Income Fund                       V.P.
                                       Colonial Advisory Services,         Pres.; CEO
                                         Inc.                              and CIO

Evans, C. Frazier   Sr.V.P.            Liberty Funds Distributor,
                                         Inc.                              Mng. Director

Feloney, Joseph L.  V.P.               Colonial Advisory Services,
                    Asst. Treas.         Inc.                              Asst. Treas.
                                       Liberty Funds Group LLC             Asst. Treas.

Finnemore,          Sr.V.P.            Colonial Advisory Services,
  Leslie W.                              Inc.                              Sr. V.P.

Franklin,           Sr. V.P.           AlphaTrade Inc.                     President
  Fred J.           IPC Mbr.           Liberty Financial Companies,        Chief
                                         Inc.                              Compliance Ofcr

Garrison, William   V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Gibson, Stephen E.  Dir.; Pres.;       Liberty Funds Group LLC             Dir.;
                    CEO;                                                   Pres.; CEO;
                    Chairman of                                            Exec. Cmte.
                    the Board;                                             Mbr.; Chm.
                    IPC Mbr.           Liberty Funds Distributor,
                                         Inc.                              Dir.; Chm.
                                       Colonial Advisory Services,
                                         Inc.                              Dir.; Chm.

                                       Liberty Funds Services, Inc.        Dir.; Chm.
                                       AlphaTrade Inc.                     Dir.
                                       Liberty Trusts I through VIII       President
                                       Colonial High Income
                                         Municipal Trust                   President
                                       Colonial InterMarket Income
                                         Trust I                           President
                                       Colonial Intermediate High
                                         Income Fund                       President
                                       Colonial Investment Grade
                                         Municipal Trust                   President
                                       Colonial Municipal Income
                                         Trust                             President
                                       Liberty Financial Advisors,
                                         Inc.                              Director
                                       Stein Roe & Farnham
                                         Incorporated                      Asst. Chairman
                                       Liberty Variable Investment
                                         Trust                             President

Grabowski, Neil     V.P.

Hanson, Loren       Sr. V.P.;
                    IPC Mbr.

Harasimowicz,       V.P.
 Stephen

Harris, David       V.P.               Stein Roe Global Capital Mngmt.     Principal

Hartford, Brian     Sr.V.P.

Haynie, James P.    Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              Sr. V.P.

Held, Dorothy       V.P.

Hernon, Mary        V.P.

Hill, William       V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.

Hounsell, Clare     V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Iudice, Jr.         V.P.;              Liberty Funds Group LLC             Controller,
 Philip J.          Controller                                             CAO, Asst.


                    Asst.                                                  Treas.
                    Treasurer          Liberty Funds Distributor,          CFO,
                                         Inc.                              Treasurer
                                       Colonial Advisory Services,         Controller;
                                         Inc.                              Asst. Treas.
                                       AlphaTrade Inc.                     CFO, Treas.
                                       Liberty Financial Advisors,
                                         Inc.                              Asst. Treas.

Jacoby, Timothy J.  Sr. V.P.;          Liberty Funds Group LLC             V.P., Treasr.,
                    CFO;                                                   CFO
                    Treasurer          Liberty Trusts I through VIII       Treasr.,CFO
                                       Colonial High Income
                                         Municipal Trust                   Treasr.,CFO
                                       Colonial InterMarket Income
                                         Trust I                           Treasr.,CFO
                                       Colonial Intermediate High
                                         Income Fund                       Treasr.,CFO
                                       Colonial Investment Grade
                                         Municipal Trust                   Treasr.,CFO
                                       Colonial Municipal Income
                                         Trust                             Treasr.,CFO
                                       Colonial Advisory Services,
                                         Inc.                              CFO, Treasr.
                                       Liberty Financial Advisors,
                                         Inc.                              Treasurer
                                       Stein Roe & Farnham
                                         Incorporated                      Snr. V.P.
                                       Liberty Variable Investment
                                         Trust                             Treasurer, CFO
                                       Liberty All-Star Equity Fund        Treasurer
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Treasurer
                                       Liberty Trust IX                    Treasurer

Jansen, Deborah     Sr.V.P.            Stein Roe & Farnham
                                         Incorporated                      Sr. V.P.

Jersild, North      V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Johnson, Gordon     V.P.

Knudsen, Gail E.    V.P.               Liberty Trusts I through IX         Asst. Treas.
                                       Colonial High Income
                                         Municipal Trust                   Asst. Treas.
                                       Colonial InterMarket Income
                                         Trust I                           Asst. Treas.
                                       Colonial Intermediate High
                                         Income Fund                       Asst. Treas.
                                       Colonial Investment Grade
                                         Municipal Trust                   Asst. Treas.
                                       Colonial Municipal Income
                                         Trust                             Asst. Treas.
                                       Liberty Variable Investment
                                         Trust                             Asst. Treas.
                                       Liberty All-Star Equity Fund        Asst. Treas.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Treas.
Lapointe, Thomas    V.P.

Lasher, Bennett     V.P.

Lasman, Gary        V.P.

Lennon, John E.     Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              V.P.
Lenzi, Sharon       V.P.

Lessard, Kristen    V.P.

Loring, William
   C., Jr.          Sr.V.P.

MacKinnon,
    Donald S.       Sr.V.P.

Marcus, Harold      V.P.

Muldoon, Robert     V.P.

Newman, Maureen     Sr.V.P.

O'Brien, David      Sr.V.P.

Ostrander, Laura    Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              V.P.
Palombo, Joseph R.  Dir.;              Colonial Advisory Services,
                    Exe.V.P.;            Inc.                              Dir.
                    IPC Mbr.;          Colonial High Income

                                         Municipal Trust                   V.P.
                                       Colonial InterMarket
                                         Income Trust I                    V.P.
                                       Colonial Intermediate High
                                         Income Fund                       V.P.
                                       Colonial Investment Grade
                                         Municipal Trust                   V.P.
                                       Colonial Municipal Income
                                         Trust                             V.P.
                                       Liberty Trusts I through IX         V.P.
                                       Liberty Funds Services, Inc.        Director
                                       Liberty Funds Group LLC             CAO; Ex. V.P.
                                       Liberty Funds Distributor,
                                         Inc.                              Director
                                       AlphaTrade Inc.                     Director
                                       Liberty Financial Advisors,
                                         Inc.                              Director
                                       Stein Roe & Farnham
                                         Incorporated                      Exec. V.P.
                                       Liberty Variable Investment
                                         Trust                             V.P.
                                       Liberty All-Star Equity Fund        V.P.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              V.P.

Peishoff, William   V.P.

Peterson, Ann T.    V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.
Pielech, Mitchell   V.P.

Pope, David         V.P.

Rao, Gita           Sr.V.P.

Reading, John       V.P.;              Liberty Funds Services, Inc.        Asst. Clerk
                    Asst.              Liberty Funds Group LLC             Asst. Sec.
                    Sec.;              Colonial Advisory Services,
                    Asst.                Inc.                              Asst. Clerk
                    Clerk and          Liberty Funds Distributor,
                    Counsel              Inc.                              Asst. Clerk
                                       AlphaTrade Inc.                     Asst. Clerk
                                       Liberty Trusts I through IX         Asst. Sec.
                                       Colonial High Income
                                         Municipal Trust                   Asst. Sec.
                                       Colonial InterMarket Income
                                         Trust I                           Asst. Sec.


                                       Colonial Intermediate High
                                         Income Fund                       Asst. Sec.
                                       Colonial Investment Grade
                                         Municipal Trust                   Asst. Sec.
                                       Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                       Liberty Financial Advisors,
                                         Inc.                              Asst. Sec.
                                       Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                       Liberty All-Star Equity Fund        Asst. Sec.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

Rega, Michael       V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.
Salopek, Steven     V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Schermerhorn, Scott Sr. V.P.

Seibel, Sandra L.   V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.

Shields, Yvonne     V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Smalley, Greg       V.P.

Spanos, Gregory J.  Sr. V.P.           Colonial Advisory Services,
                                         Inc.                              Exec. V.P.

Stevens, Richard    V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.

Stoeckle, Mark      Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              V.P.

Swayze, Gary        Sr.V.P.

Thomas, Ronald      V.P.

Wallace, John       V.P.               Colonial Advisory Services,
                    Asst.Treas.          Inc.                              Asst. Treas.
                                       Liberty Funds Group LLC             Asst. Treas.
Ware, Elizabeth M.  V.P.

Wiley, Christine    V.P.

Wiley, Peter        V.P.

-----------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial Center, Boston, MA 02111.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 18th day of June, 1999.


                  COLONIAL HIGH INCOME MUNICIPAL TRUST



                    By: STEPHEN E. GIBSON
                        --------------------
                        Stephen E. Gibson
                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                 TITLE                      DATE
----------                 -----                      ----
STEPHEN E. GIBSON          President (chief           June 18, 1999
--------------------       executive officer)
Stephen E. Gibson



J. KEVIN CONNAUGHTON       Controller and Chief       June 18, 1999
---------------------      Accounting Officer
J. Kevin Connaughton



TIMOTHY J. JACOBY          Treasurer and Chief        June 18, 1999
--------------------       Financial Officer
Timothy J. Jacoby


ROBERT J. BIRNBAUM*             Trustee
-------------------
Robert J. Birnbaum


TOM BLEASDALE*                  Trustee
--------------
Tom Bleasdale


JOHN CARBERRY*                  Trustee
--------------
John Carberry


LORA S. COLLINS*                Trustee
----------------
Lora S. Collins


JAMES E. GRINNELL*              Trustee
------------------
James E. Grinnell


RICHARD W. LOWRY*               Trustee              By:*/s/ WILLIAM J. BALLOU
-----------------                                    --------------------------
Richard W. Lowry                                          William J. Ballou
                                                            Attorney-in-fact
                                                            For each Trustee
SALVATORE MACERA*               Trustee                   June 18, 1999
-----------------
Salvatore Macera


WILLIAM E. MAYER*               Trustee
-----------------
William E. Mayer


JAMES L. MOODY, JR. *           Trustee
---------------------
James L. Moody, Jr.


JOHN J. NEUHAUSER*              Trustee
------------------
John J. Neuhauser


THOMAS E. STITZEL*              Trustee
------------------
Thomas E. Stitzel


ROBERT L. SULLIVAN*             Trustee
-------------------
Robert L. Sullivan


ANNE-LEE VERVILLE*              Trustee
------------------
Anne-Lee Verville

                                 EXHIBIT INDEX

(a)(1)    Agreement and Declaration of Trust

(a)(2)    Amendment to No. 1 to Agreement and Declaration of Trust

(a)(3)    Form of Amendment No. 2 to Agreement and Declaration of Trust

(b)(1)    By-Laws, as amended

(k)(3) Agreement for Stock Transfer Services between the Registrant and The First National Bank of Boston

(k)(4)    Service Contract with Colonial Management Associates, Inc.

(k)(5)    Amendment to Service Contract with Colonial Management Associates,
          Inc.